  IN THE UNITED STATES BANKRUPTCY COURT   FOR THE DISTRICT OF DELAWARE      In re:   IMH FINANCIAL CORPORATION,   Debtor. 1   Chapter 11 Proceedings   Case No. 20-11858-CSS      PLAN SUPPLEMENT TO THE AMENDED CHAPTER 11 PLAN OF   IMH FINANCIAL CORPORATION       PLEASE TAKE NOTICE that IMH Financial Corporation (the “Debtor”) hereby files   this plan supplement (the “Plan Supplement”) in support of the Amended Chapter 11 Plan of   IMH Financial Corporation dated September 2, 2020 [Docket No. 158] (as may be subsequently   amended, supplemented or otherwise modified, and together with the exhibits thereto, including   pursuant to the documents included in this Plan Supplement, the “Plan”) and the Amended   Disclosure Statement Dated September 2, 2020 for Chapter 11 Plan of IMH Financial   Corporation [Docket No. 159] (together with the exhibits thereto, the “Disclosure Statement”);   PLEASE TAKE FURTHER NOTICE that the Plan Supplement includes current drafts   of the following documents (which are currently in draft form and subject to change), as may be   modified, amended or supplemented from time to time in accordance with the Plan:   Attachment 1 Assumed Contracts Schedule2   Attachment 2 Exit Facility Documents   Attachment 3 New Organizational Documents      1 The Debtor in this chapter 11 case, along with the last four digits of the Debtor’s federal tax   identification number, as applicable, is IMH Financial Corporation (7126). The location of the Debtor’s   corporate headquarters is 7001 N. Scottsdale Rd., Scottsdale, Arizona 85253.   2 Capitalized terms not otherwise defined herein shall be ascribed the meanings set forth in the   Plan.   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 1 of 199

  Attachment 4 New Executive Employment Agreements   Attachment 5 Amended and Restated JIA Agreement   Attachment 6 Identities of the proposed members of the Reorganized Debtor’s board and the proposed executive officers of the Reorganized Debtor   Attachment 7 List of Causes of Action retained by the Reorganized Debtor      PLEASE TAKE FURTHER NOTICE that the documents contained in the Plan   Supplement are integral to, and are considered part of, the Plan. If the Plan is approved, the   documents contained in the Plan Supplement will be approved by the Bankruptcy Court pursuant   to the Confirmation Order.    PLEASE TAKE FURTHER NOTICE that the Debtor reserves the right to alter,   amend, modify, or supplement any document in this Plan Supplement in accordance with the   Plan, provided, that, if any document in this Plan Supplement is altered, amended, modified, or   supplemented in any material respect prior to the date of the Confirmation Hearing, the Debtor   will file a blackline of such document with the Bankruptcy Court.   PLEASE TAKE FURTHER NOTICE that the Debtor will seek confirmation of the   Plan at the Confirmation Hearing scheduled for October 13, 2020 at 12:00 p.m. (prevailing   Eastern Time) before The Honorable Christopher Sontchi, United States Bankruptcy Court, at   824 Market Street, 5th Floor, Courtroom No. #6, Wilmington, Delaware 19801, at which time   and at which place you may appear if you so desire.   PLEASE TAKE FURTHER NOTICE that copies of the Plan, the Plan Supplement and   any other related documents are on file with the Clerk of the Bankruptcy Court and may be   examined by any interested party at the Clerk’s office at any time during regular business hours   or by (a) visiting the Debtor’s case website (www.donlinrecano.com/imh); (b) calling Donlin,   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 2 of 199

  Recano & Company, Inc. (the “Solicitation Agent”) at 1-877-534-8310; (c) emailing   imhinfo@donlinrecano.com with a reference to “IMH Financial Corporation” in the subject line;   or (d) sending a written request to the Solicitation Agent at (i) first-class mail addressed to   Donlin, Recano & Company, Inc., Re: IMH Financial Corporation, P.O. Box 199043,   Blythebourne Station, Brooklyn, NY 11219 or (ii) personal delivery or overnight courier to   Donlin, Recano & Company, Inc., Re: IMH Financial Corporation, 6201 15th Avenue, Brooklyn,   NY 11219. In addition, copies of the Plan, the Plan Supplement and any other related documents   may be obtained at or viewed for a fee on the Bankruptcy Court’s website   (http://www.deb.uscourts.gov) by following the directions for accessing the ECF system on such   website.         [signatures follow]                                 Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 3 of 199

  Dated: Wilmington, Delaware September 29, 2020       ASHBY & GEDDES P.A.   By: /s/ William P. Bowden William P. Bowden (DE Bar No. 2553) Gregory A. Taylor (DE Bar No. 4008) Benjamin W. Keenan (DE Bar No. 4724) Stacy L. Newman (DE Bar No. 5044) Katharina Earle (DE Bar No. 6348) 500 Delaware Avenue 8th Floor Wilmington, DE 19801 Telephone: 302.654.1888 WBowden@ashbygeddes.com GTaylor@ashbygeddes.com BKeenan@ashbygeddes.com SNewman@ashbygeddes.com KEarle@ashbygeddes.com -and-    SNELL & WILMER L.L.P. Christopher H. Bayley Steven D. Jerome Benjamin W. Reeves Jill H. Perrella James G. Florentine Molly J. Kjartanson One Arizona Center 400 E. Van Buren St., Ste. 1900 Phoenix, AZ 85004-2202 Telephone: 602.382.6000 cbayley@swlaw.com sjerome@swlaw.com breeves@swlaw.com jperrella@swlaw.com jflorentine@swlaw.com mkjartanson@swlaw.com Counsel for the Debtor      Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 4 of 199

  Attachment 1      Assumed Contracts Schedule               Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 5 of 199

     Attachment 1      ASSUMED CONTRACTS SCHEDULE   EXECUTORY CONTRACTS AND UNEXPIRED LEASES PROPOSED TO BE ASSUMED   Counterparty/Counterparties      Contract Title/Policy Number Description Effective Date/Policy Period   Proposed   Cure (If   Applicable)   Bain Agreements   Lawrence Bain   Termination of Employment   Agreement, Release and   Additional Compensation   Agreement   Employment Termination   Agreement   April 9, 2019,   amended July 8,   2020 $0   Lawrence Bain Side Letter Side Letter to Employment Termination Agreement   July 23, 2020 $0   ITH Partners LLC Consulting Services Agreement Consulting Services Agreement   July 25, 2019 $0   Juniper Agreements   Juniper Investment Advisors,   LLC   Amended and Restated Non-   Discretionary Investment   Advisory Agreement   Asset Management   Agreement   Dated July 22,   2020, Effective   as of Plan   Effective Date   $0   Juniper Investment Advisors,   LLC & Juniper Capital Asset   Management, LLC   Letter Agreement Administrative Services   Agreement related to Hotel   August 1, 2019,   amended June 23,   2020   $0   Juniper Investment Advisors,   LLC   Services Agreement Services Agreement for   Legal, IT, HR, Insurance and   other services   June 3, 2019   $0   Juniper Investment Advisors,   LLC   Sublease Agreement Sublease Agreement for   portion of office space   August 1, 2019,   amended August   1, 2020   $0   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 6 of 199

     Bonus Agreements   Will Moeller Retention Bonus Agreement Employee Retention Bonus Agreement   April 19, 2020 $0   Tina Littleman Retention Bonus Agreement Employee Retention Bonus Agreement   April 17, 2020 $0   Riky Serrano Retention Bonus Agreement Employee Retention Bonus Agreement   April 20, 2020 $0   Paul Evans Retention Bonus Agreement Employee Retention Bonus Agreement   April 17, 2020 $0   Martha Steinberg Retention Bonus Agreement Employee Retention Bonus Agreement   April 21, 2020 $0   Maggie Craft Retention Bonus Agreement Employee Retention Bonus Agreement   April 20, 2020 $0   Joe Walsh Retention Bonus Agreement Employee Retention Bonus Agreement   April 17, 2020 $0   Denise Garcia Retention Bonus Agreement Employee Retention Bonus Agreement   April 17, 2020 $0   Cori Oles Retention Bonus Agreement Employee Retention Bonus Agreement   April 17, 2020 $0   Annette Puhr Retention Bonus Agreement Employee Retention Bonus Agreement   April 17, 2020 $0   Gina Franklin Retention Bonus Agreement Employee Retention Bonus Agreement   April 17, 2020 $0   Chris Kaplan Post-Employment Bonus Agreement   Post-Employment Bonus   Agreement   July 12, 2019 $0   Insurance Policies   Axis Insurance Company MLN759506012019 D&O 06/18/2019–06/18/2021 $0   Beazley-Lloyd’s Syndicate W22D3F200301 Cyber Liability 5/14/2020–5/14/2021 $0   Berkley Insurance Company BPRO8040647 D&O 06/18/2019– $0   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 7 of 199

     06/18/2021   Chubb-Federal Insurance   Company   3605-44-28 WUC Commercial General   Liability   Employee Benefit Liability   Employers’ Liability   Non-Owned Automobile   Liability   Commercial Property   5/14/2020–   5/14/2021   $0   Chubb-Federal Insurance   Company   (21)7177-08-24 Worker’s Compensation 5/14/2020–   5/14/2021 $0   Chubb-Federal Insurance   Company   7819-08-04 Umbrella Liability 5/14/2020–   5/14/2021 $0   Chubb-Great Northern   Insurance Company   (20)7360-32-33 Business Automobile   Liability   5/14/2020–   5/14/2021 $0   James River Insurance   Company   00058639-7 Commercial General   Liability   07/18/2020–   07/18/2021 $0   Starr Indemnity and Liability   Company   1000059030191 D&O 06/18/2019–   06/18/2021 $0   Starr Indemnity and Liability   Company   1000059031201 Employment Practices   Liability   06/18/2019–   06/18/2021 $0   Starr Surplus Lines Insurance   Company   1000059619191 D&O 08/23/2019–   08/23/2020 $0   Starr Surplus Lines Insurance   Company   1000620689201 Hotel Fund Liability 01/10/2020–   01/10/2021 $0   U.S. Specialty Insurance   Company   U719620325 D&O 06/18/2019–   06/18/2021 $0   XL Specialty Insurance   Company   ELU16209219 D&O 06/18/2019–   06/18/2021 $0   Scottsdale Lease   SPI AZ, LLC   Scottsdale Seville Lease   Agreement (Office)   Office Lease March 13, 2012,   amended December   22, 2016, January   $0   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 8 of 199

     27, 2017, February   16, 2017, March 3,   2017, March 14,   2017, and August   1, 2020. Term   ends on November   30, 2021.   Miscellaneous Contracts   Computershare Inc.;   Computershare Trust   Company, N.A.   Transfer Agency and Service   Agreement, as amended by Fee   and Service Schedule for Stock   Transfer Services   Stock Transfer Services June 4, 2010,   amended October   1, 2019 $0      Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 9 of 199

  Attachment 2      Exit Facility Documents                     Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 10 of 199

[H&H Draft: 9/29/20]   112030/285 - 7272856.3                  CREDIT AGREEMENT      dated as of      [_____________ __], 2020      among      IMH FINANCIAL CORPORATION,   as Borrower      The Other LOAN PARTIES Party Hereto      and      JPMORGAN CHASE FUNDING INC.,   as Lender      ___________________________            Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 11 of 199

  i      TABLE OF CONTENTS   Page   ARTICLE I. Definitions ............................................................................................................................... 1   SECTION 1.01. Defined Terms ................................................................................................. 2   SECTION 1.02. Classification of Loans and Borrowings ....................................................... 20   SECTION 1.03. Terms Generally ............................................................................................ 20   SECTION 1.04. Accounting Terms; GAAP ............................................................................ 20   SECTION 1.05. Divisions ....................................................................................................... 21   ARTICLE II. The Credits ........................................................................................................................... 21   SECTION 2.01. Commitments ................................................................................................ 21   SECTION 2.02. Loans and Borrowings .................................................................................. 21   SECTION 2.03. Requests for Borrowings ............................................................................... 21   SECTION 2.04. Termination of Commitments ....................................................................... 21   SECTION 2.05. Repayment of Loans; Evidence of Debt ........................................................ 22   SECTION 2.06. Prepayment of Loans ..................................................................................... 22   SECTION 2.07. Fees ............................................................................................................... 23   SECTION 2.08. Interest ........................................................................................................... 23   SECTION 2.09. Alternate Rate of Interest .............................................................................. 23   SECTION 2.10. Increased Costs .............................................................................................. 24   SECTION 2.11. Break Funding Payments .............................................................................. 24   SECTION 2.12. Withholding of Taxes; Gross-Up .................................................................. 25   SECTION 2.13. Payments Generally; Pro Rata Treatment; Sharing of Setoffs ...................... 28   ARTICLE III. Representations and Warranties .......................................................................................... 28   SECTION 3.01. Organization; Powers .................................................................................... 28   SECTION 3.02. Authorization; Enforceability ........................................................................ 28   SECTION 3.03. Governmental Approvals; No Conflicts ........................................................ 28   SECTION 3.04. Financial Condition; No Material Adverse Change ...................................... 29   SECTION 3.05. Properties ....................................................................................................... 29   SECTION 3.06. Litigation and Environmental Matters .......................................................... 29   SECTION 3.07. Compliance with Laws and Agreements ....................................................... 29   SECTION 3.08. Investment Company Status .......................................................................... 30   SECTION 3.09. Taxes ............................................................................................................. 30   SECTION 3.10. ERISA ........................................................................................................... 30   SECTION 3.11. Disclosure ...................................................................................................... 30   SECTION 3.12. Anti-Corruption Laws and Sanctions ............................................................ 30   SECTION 3.13. EEA Financial Institutions ............................................................................ 30   SECTION 3.14. Plan Assets; Prohibited Transactions ............................................................ 31   SECTION 3.15. Margin Regulations ....................................................................................... 31   SECTION 3.16. Solvency ........................................................................................................ 31   SECTION 3.17. Material Agreements ..................................................................................... 31   SECTION 3.18. Security Interest in Collateral ........................................................................ 31   ARTICLE IV. Conditions ........................................................................................................................... 31   SECTION 4.01. Effective Date ................................................................................................ 31   SECTION 4.02. Each Credit Event .......................................................................................... 33   ARTICLE V. Affirmative Covenants ......................................................................................................... 33   SECTION 5.01. Financial Statements; Ratings Change and Other Information ..................... 34   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 12 of 199

  ii   SECTION 5.02. Notices of Material Events ............................................................................ 35   SECTION 5.03. Existence; Conduct of Business .................................................................... 36   SECTION 5.04. Payment of Obligations ................................................................................. 36   SECTION 5.05. Maintenance of Properties; Insurance ........................................................... 36   SECTION 5.06. Books and Records; Inspection Rights .......................................................... 36   SECTION 5.07. Compliance with Laws .................................................................................. 37   SECTION 5.08. Use of Proceeds ............................................................................................. 37   SECTION 5.09. Accuracy of Information ............................................................................... 37   SECTION 5.10. Lender’s Advisors ......................................................................................... 37   SECTION 5.11. Additional Guarantors and Security .............................................................. 38   SECTION 5.12. [Post-Closing Obligations ............................................................................. 38   ARTICLE VI. Negative Covenants ............................................................................................................ 38   SECTION 6.01. Indebtedness .................................................................................................. 38   SECTION 6.02. Liens .............................................................................................................. 38   SECTION 6.03. Fundamental Changes ................................................................................... 39   SECTION 6.04. Dispositions ................................................................................................... 39   SECTION 6.05. Investments, Loans, Advances, Guarantees .................................................. 40   SECTION 6.06. Swap Agreements .......................................................................................... 40   SECTION 6.07. Restricted Payments; Certain Payments of Indebtedness .............................. 40   SECTION 6.08. Transactions with Affiliates .......................................................................... 41   SECTION 6.09. Restrictive Agreements ................................................................................. 41   SECTION 6.10. Amendment of Material Documents ............................................................. 41   ARTICLE VII. Events of Default ............................................................................................................... 41   SECTION 7.01. Events of Default ........................................................................................... 41   SECTION 7.02. Remedies Upon an Event of Default ............................................................. 43   SECTION 7.03. Application of Payments ............................................................................... 44   ARTICLE VIII. [Reserved.] ....................................................................................................................... 45   ARTICLE IX. Miscellaneous ..................................................................................................................... 45   SECTION 9.01. Notices ........................................................................................................... 45   SECTION 9.02. Waivers; Amendments .................................................................................. 45   SECTION 9.03. Expenses; Limitation of Liability; Indemnity, Etc ........................................ 46   SECTION 9.04. Successors and Assigns ................................................................................. 47   SECTION 9.05. Survival ......................................................................................................... 47   SECTION 9.06. Counterparts; Integration; Effectiveness; Electronic Execution ................... 47   SECTION 9.07. Severability.................................................................................................... 48   SECTION 9.08. Right of Setoff ............................................................................................... 49   SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process ....................... 49   SECTION 9.10. WAIVER OF JURY TRIAL ......................................................................... 50   SECTION 9.11. Headings ........................................................................................................ 50   SECTION 9.12. Confidentiality ............................................................................................... 50   SECTION 9.13. Material Non-Public Information .................................................................. 51   SECTION 9.14. Interest Rate Limitation ................................................................................. 51   SECTION 9.15. No Fiduciary Duty, etc .................................................................................. 51   SECTION 9.16. USA PATRIOT Act ...................................................................................... 52   SECTION 9.17. Acknowledgement and Consent to Bail-In of Affected Financial   Institutions ..................................................................................................... 52   SECTION 9.18. Acknowledgement Regarding Any Supported QFCs .................................... 52   SECTION 9.19. Intercreditor Agreement ................................................................................ 53   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 13 of 199

  iii   ARTICLE X. Guaranty ............................................................................................................................... 53   SECTION 10.01. Guaranty ........................................................................................................ 53   SECTION 10.02. Guaranty of Payment ..................................................................................... 53   SECTION 10.03. No Discharge or Diminishment of Loan Guaranty ....................................... 53   SECTION 10.04. Defenses Waived ........................................................................................... 54   SECTION 10.05. Rights of Subrogation .................................................................................... 55   SECTION 10.06. Reinstatement; Stay of Acceleration ............................................................. 55   SECTION 10.07. Information .................................................................................................... 55   SECTION 10.08. Termination ................................................................................................... 55   SECTION 10.09. Taxes ............................................................................................................. 55   SECTION 10.10. Maximum Liability ....................................................................................... 55   SECTION 10.11. Contribution .................................................................................................. 56   SECTION 10.12. Liability Cumulative ..................................................................................... 56            Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 14 of 199

  iv   SCHEDULES:   Schedule 2.01 – Commitments   Schedule 3.06 – Disclosed Matters   Schedule 3.17 – Material Agreements   Schedule 6.01 – Existing Indebtedness   Schedule 6.02 – Existing Liens   Schedule 6.09 – Existing Restrictions   Schedule 10 – Guarantors   EXHIBITS:   Exhibit A – Form of Borrowing Request   Exhibit B-1 – U.S. Tax Certificate (For Non-U.S. Lenders that are not Partnerships for   U.S. Federal Income Tax Purposes)   Exhibit B-2 – U.S. Tax Certificate (For Non-U.S. Lenders that are Partnerships for U.S.   Federal Income Tax Purposes)   Exhibit B-3 – U.S. Tax Certificate (For Non-U.S. Participants that are not Partnerships   for U.S. Federal Income Tax Purposes)   Exhibit B-4 – U.S. Tax Certificate (For Non-U.S. Participants that are Partnerships for   U.S. Federal Income Tax Purposes)   Exhibit C -- Transaction Checklist   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 15 of 199

     CREDIT AGREEMENT dated as of [__________ __], 2020 (as it may be amended, amended   and restated, supplemented or otherwise modified from time to time, this “Agreement”), among IMH   FINANCIAL CORPORATION, a Delaware corporation, as Borrower, the other LOAN PARTIES party   hereto and JPMORGAN CHASE FUNDING INC., as Lender.   BACKGROUND   WHEREAS, on July 23, 2020 (the “Petition Date”), the Borrower commenced Chapter 11 Case   No. 20-11858 (CSS) (the “Chapter 11 Case”) with the United States Bankruptcy Court for the District of   Delaware (the “Court”). The Borrower continues to operate its business and manage its properties as debtor   and debtor-in-possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code.   WHEREAS, the Lender provided the Borrower with a debtor-in-possession financing pursuant to   the DIP Credit Agreement (as hereinafter defined);   WHEREAS, pursuant to the Plan of Reorganization the Lender agreed to make available to the   Borrower an exit facility of up to $[34,000,000]1 in the aggregate to fund the transactions more fully set   forth in Section 5.08, including the DIP Refinancing (as hereinafter defined);   WHEREAS, each Loan Party has agreed to secure all of the Obligations under the Loan Documents   by granting to the Lender, a security interest in and lien upon substantially all of their existing and after-   acquired personal and real property (subject to the limitations and priorities contained in the Loan   Documents and the Confirmation Order);   WHEREAS, each Loan Party’s business is a mutual and collective enterprise and the Loan Parties   believe that the loans and other financial accommodations to the Borrower under this Agreement will   enhance the aggregate powers of the Loan Parties and their loan relationship with the Lender, all to the   mutual advantage of the Loan Parties;   WHEREAS, each Loan Party acknowledges that it will receive substantial direct and indirect   benefits by reason of the making of loans and other financial accommodations to the Borrower as provided   in the Agreement; and   WHEREAS, the Lender’s willingness to extend financial accommodations to the Borrower as more   fully set forth in this Agreement and the other Loan Documents, is done solely as an accommodation to the   Loan Parties and at the Loan Parties’ request and in furtherance of the Loan Parties’ mutual and collective   enterprise.   In consideration of the foregoing, and for other good and valuable consideration, the receipt and   sufficiency of which is hereby acknowledged (these recitals being an integral part of this Agreement), the   parties hereto hereby agree as follows:   ARTICLE I.      Definitions      1 NTD: Final loan amount to be the sum of amounts disbursed in connection with the Transactions pursuant to Section   5.08(a)(1)(2) and (5) on the closing date, plus $5M to be used for post-closing working capital needs.   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 16 of 199

  2   SECTION 1.01. Defined Terms. For all purposes of this Agreement, except as otherwise   expressly required or unless the context clearly indicates a contrary intent:   “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial   Institution.   “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly   through one or more intermediaries, Controls or is Controlled by or is under common Control with the   Person specified.   “Alternate Rate” means, with respect to each Interest Period, the per annum rate of interest of the   Alternate Rate Index determined as of the applicable Determination Date, plus the Spread; provided that in   no event will the Alternate Rate be less than the Minimum Rate.   “Alternate Rate Conforming Changes” means, with respect to any conversion of a Loan to an   Alternate Rate Loan, any technical, administrative or operational changes (including changes to the   definition of “Interest Period”, “Interest Payment Date”, “Determination Date” and “Business Day”, timing   and frequency of determining rates and making payments of interest and preceding and succeeding business   day conventions and other administrative matters) that the Lender decides may be appropriate to reflect the   adoption and implementation of such Alternate Rate Index and to permit the administration thereof by   Lender in a manner substantially consistent with market practice for floating rate CMBS loans (or, if the   Lender decides that adoption of any portion of such market practice is not administratively feasible or if   the Lender or its designee determines that no market practice for use of the Alternate Rate Index exists, in   such other manner as the Lender determines is reasonably necessary).   “Alternate Rate Index” mean the first alternative set forth in the order below that can be determined   by the Lender as of the Benchmark Replacement Date:   1. The sum of (A) Term SOFR and (B) the Alternate Rate Spread Adjustment, or   2. The sum of (A) Compounded SOFR and (B) the Alternate Rate Spread   Adjustment; or   3. The sum of: (a) the alternate rate of interest that has been selected or recommended   by the Relevant Governmental Body as the replacement for the then-current Benchmark and (b) the   Alternate Rate Spread Adjustment;   4. The sum of: (A) the ISDA Fallback Rate and (B) the Alternate Rate Spread   Adjustment; or   5. The sum of: (A) the alternate rate of interest that has been selected by Lender as   the replacement for the then-current Benchmark giving due consideration to any evolving or then-prevailing   market convention for determining a rate of interest as a replacement for the then-current Benchmark for   U.S. dollar denominated floating rate CMBS loans at such time and (b) the Alternate Rate Spread   Adjustment;   provided that, in the case of clauses (1) and (2) above, such rate, or the underlying rates component thereof,   is or are displayed on a screen or other information service that publishes such rate or rates from time to   time as selected by Lender in its reasonable discretion. In no event shall the Alternate Rate Index be less   than the Rate Index Floor.   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 17 of 199

  3   “Alternate Rate Spread Adjustment” means the first alternative set forth in the order below that   can be determined by the Lender as of the Benchmark Replacement Date:   1. the spread adjustment, or method for calculating or determining such spread   adjustment (which may be a positive or negative value or zero) that has been selected, endorsed or   recommended by the Relevant Governmental Body for the applicable Unadjusted Alternate Rate Index; or   2. if the applicable Unadjusted Alternate Rate Index is equivalent to the ISDA   Fallback Rate, then the ISDA Fallback Adjustment, or   3. the spread adjustment (which may be a positive or negative value or zero) that has   been selected by the Lender giving due consideration to any evolving or then-prevailing market convention   for determining a spread adjustment, or method for calculating or determining such spread adjustment, for   the replacement of the then-current Benchmark with the applicable Unadjusted Alternate Rate Index for   U.S. dollar denominated floating rate CMBS loans at such time;   provided that, in the case of clause (1) above, such adjustment is displayed on a screen or other information   service that publishes such Alternate Rate Spread Adjustment from time to time as selected by Lender in   its reasonable discretion.   “Alternate Rate Loan” means the Loan at such time as interest thereon accrues at a rate of interest   based upon the Alternate Rate.   “Ancillary Document” has the meaning assigned to it in Section 9.06(b).   “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the   Borrower or any of its Subsidiaries from time to time concerning or relating to bribery or corruption.   “Applicable Party” has the meaning assigned to it in Section 8.03(c).   “Availability Period” means the period from and including the Effective Date to but excluding the   earlier of the Maturity Date and the date of termination of the Commitments.   “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable   Resolution Authority in respect of any liability of an Affected Financial Institution.   “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article   55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the   implementing law, regulation rule or requirement for such EEA Member Country from time to time which   is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of   the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or   rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment   firms or other financial institutions or their affiliates (other than through liquidation, administration or other   insolvency proceedings).   “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as now and   hereafter in effect, or any successor statute.   “Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a   voluntary or involuntary bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee,   administrator, custodian, assignee for the benefit of creditors or similar Person charged with the   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 18 of 199

  4   reorganization or liquidation of its business appointed for it, or, in the good faith determination of the   Lender, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in,   any such proceeding or appointment or has had any order for relief in such proceeding entered in respect   thereof; provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the   acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality   thereof, unless such ownership interest results in or provides such Person with immunity from the   jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment   on its assets or permits such Person (or such Governmental Authority or instrumentality) to reject, repudiate,   disavow or disaffirm any contracts or agreements made by such Person.   “Benchmark” means (i) initially LIBOR Rate, and (ii) on and after the conversion to an Alternate   Rate Index pursuant to Section 2.09 hereof, the Alternate Rate Index determined in accordance with the   terms hereof.   “Benchmark Replacement Date” means:   1. in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,”   the later of (a) the date of the public statement or publication of information referenced therein and (b) the   date on which the administrator of the relevant Benchmark permanently or indefinitely ceases to provide   such Benchmark, or   2. in the case of clause (3) of the definition of “Benchmark Transition Event,” the   date of the public statement or publication of information referenced therein.   “Benchmark Transition Event” means the occurrence of one or more of the following events with   respect to the then-current Benchmark:   1. a public statement or publication of information by or on behalf of the   administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the   Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is   no successor administrator that will continue to provide the Benchmark;   2. a public statement or publication of information by the regulatory supervisor for   the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency   official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction   over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution   authority over the administrator for the Benchmark, which states that the administrator of the Benchmark   has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time   of such statement or publication, there is no successor administrator that will continue to provide the   Benchmark; or   3. a public statement or publication of information by the regulatory supervisor for   the administrator of the Benchmark announcing that the Benchmark is no longer representative.   “Beneficial Ownership Certification” means a certification regarding beneficial ownership or   control as required by the Beneficial Ownership Regulation.   “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.   “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA)   that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code to which Section   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 19 of 199

  5   4975 of the Code applies, and (c) any Person whose assets include (for purposes of the Plan Asset   Regulations or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any   such “employee benefit plan” or “plan”.   “BHC Act Affiliate” of a party means an “affiliate’ (as such term is defined under, and interpreted   in accordance with, 12 U.S.C. 1841(k)) of such party.   “Blocking Regulation” has the meaning assigned to it in Section 3.12.   “Borrower” means IMH Financial Corporation, a Delaware corporation.   “Borrowing” means Term Loans of the same Type, made, converted or continued on the same date.   “Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section   2.03, which shall be substantially in the form of Exhibit A or any other form approved by the Lender.   “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial   banks in New York City are authorized or required by law to remain closed.   “Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or   other amounts under any lease of (or other arrangement conveying the right to use) real or personal property,   or a combination thereof, which obligations are required to be classified and accounted for as capital leases   or financing leases on a balance sheet of such Person under GAAP, and the amount of such obligations   shall be the capitalized amount thereof determined in accordance with GAAP.   “Casualty Event” means any event that gives rise to the receipt by any Loan Party or any of their   Subsidiaries of any casualty insurance proceeds or condemnation awards or that gives rise to a taking by a   Governmental Authority in respect of any equipment, fixed assets or real property (including any   improvements thereon) to replace, restore or repair, or compensate for the loss of, such equipment, fixed   assets or real property.   “Change in Control” means (a) the Borrower fails at any time to own, directly or indirectly, 100%   of the Equity Interests of each if its Subsidiaries free and clear of all Liens (other than Liens permitted   hereunder); (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of   the Borrower by Persons who were not (i) directors of the Borrower on the date of this Agreement or (ii)   appointed by directors so nominated; or (c) the acquisition of direct or indirect Control of the Borrower by   any Person or group.   “Change in Law” means the occurrence after the date of this Agreement of (a) the adoption of or   taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in   the administration, interpretation, implementation or application thereof by any Governmental Authority or   (c) compliance by the Lender (or, for purposes of Section 2.10(b), by any lending office of the Lender or   by the Lender’s holding company, if any) with any request, guideline or directive (whether or not having   the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided   that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and   Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection   therewith or in the implementation thereof and (y) all requests, rules, guidelines or directives promulgated   by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor   or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel   III, shall, in each case, be deemed to be a “Change in Law,” regardless of the date enacted, adopted, issued   or implemented.   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 20 of 199

  6   “Chapter 11 Case” has the meaning specified in the Recitals.   “Code” means the Internal Revenue Code of 1986, as amended.   “Collateral” has the meaning specified in the Security Agreement.   “Collateral Documents” means, collectively, the Security Agreement, and any other agreements,   instruments and documents executed by any Loan Party in connection with this Agreement that are intended   to create, perfect or evidence Liens to secure the Obligations, including, without limitation, all other security   agreements, pledge agreements, mortgages, debentures, share charges, loan agreements, notes, pledges,   powers of attorney, assignments, notices, and any financing statements whether theretofore, now or   hereafter executed by any Loan Party and delivered to the Lender in connection with this Agreement.   “Commitment” means, with respect to Lender, the amount set forth on Schedule 2.01 opposite   Lender’s name and giving effect to (a) any reduction in such amount from time to time pursuant to Section   2.04 and (b) any reduction or increase in such amount from time to time pursuant to assignments by the   Lender pursuant to Section 9.04; provided, that at no time shall the Term Loan Credit Exposure of the   Lender exceed its Commitment. The initial aggregate amount of the Lender’s Commitments is   $[34,000,000].   “Compounded SOFR” means the compounded average of SOFR for a one-month period, with the   rate, or methodology for this rate, and conventions for this rate (which, for example, may be calculated in   arrears with a lookback and/or suspension period as a mechanism to determine the interest amount payable   prior to the end of each Interest Period) being established by Lender in accordance with:   1. the rate, or methodology for the rate, and conventions for the rate selected or   recommended by the Relevant Governmental Body for determining compounded SOFR; provided, that   2. if, and to the extent that, Lender determines that Compounded SOFR cannot be so   determined in accordance with clause (1) above, then Compounded SOFR will mean the rate, or   methodology for the rate, and conventions for the rate that have been selected by Lender giving due   consideration to any industry-accepted market practice for similar U.S. dollar denominated CMBS   transactions at such time (as a result of amendment or as originally executed);   provided, further, that if Lender decides that any such rate, methodology or convention determined in   accordance with clause (1) or clause (2) is not administratively feasible for Lender, then Compounded   SOFR will be deemed unable to be determined for purposes of the definition of “Alternate Rate Index.”   “Confirmation Order” has the meaning set forth in Section 4.01(i).   “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by   net income (however denominated) or that are franchise Taxes or branch profits Taxes.   “Control” means the possession, directly or indirectly, of the power to direct or cause the direction   of the management or policies of a Person, whether through the ability to exercise voting power, by contract   or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.   “Court” has the meaning specified in the Recitals.   “Covered Entity” means any of the following:   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 21 of 199

  7   (i) a “covered entity” as that term is defined in, and interpreted in accordance   with, 12 C.F.R. § 252.82(b);   (ii) a “covered bank” as that term is defined in, and interpreted in accordance   with, 12 C.F.R. § 47.3(b); or   (iii) a “covered FSI” as that term is defined in, and interpreted in accordance   with, 12 C.F.R. § 382.2(b).   “Covered Party” has the meaning assigned to it in Section 9.18.   “Credit Party” means the Lender.   “Default” means any event or condition which constitutes an Event of Default or which upon   notice, lapse of time or both would, unless cured or waived, become an Event of Default.   “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance   with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.   “Definitive Documents” has the meaning assigned to such term in the Restructuring Support   Agreement.   “DIP Credit Agreement” means that certain Senior Secured, Super-Priority Debtor-In-Possession   Credit Agreement dated as of July 27, 2020 (as it may be amended, amended and restated, supplemented   or otherwise modified from time to time), among Borrower, certain other Loan Parties and DIP Lender.   “DIP Lender” means JPMorgan Chase Funding Inc., in its capacity as lender under the DIP Credit   Agreement.   “DIP Refinancing” mean the payment in full (or other satisfaction pursuant to the Plan of   Reorganization) of all Indebtedness under the DIP Credit Agreement and the termination and release of all   commitments, security interests and guaranties granted by the obligors thereunder in favor of the DIP   Lender in connection therewith or the making of other provisions therefor reasonably acceptable to the   Lender.   “Disclosed Matters” means the actions, suits and proceedings and the environmental matters   disclosed in Schedule 3.06.   “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (in one   transaction or in a series of transactions and whether effected pursuant to a division or otherwise) of any   property by any Person (including any sale and leaseback transaction and any issuance of Equity Interests   by a Subsidiary of such Person), including any sale, assignment, transfer or other disposal, with or without   recourse, of any notes or accounts receivable or any rights and claims associated therewith.   “Determination Date” shall mean, (i) with respect to any Interest Period that occurs while the Loan   is a LIBOR Rate Loan, the date that is two (2) London Business Days prior to the first day of such Interest   Period, (ii) with respect to any Interest Period that occurs while the Loan is an Alternate Rate Loan, the   date and time determined by Lender in accordance with the Alternate Rate Conforming Changes provisions.   “dollars” or “$” refers to lawful money of the United States of America.   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 22 of 199

  8   “EEA Financial Institution” means (a) any credit institution or investment firm established in any   EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity   established in an EEA Member Country which is a parent of an institution described in clause (a) of this   definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of   an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with   its parent.   “EEA Member Country” means any of the member states of the European Union, Iceland,   Liechtenstein, and Norway.   “EEA Resolution Authority” means any public administrative authority or any Person entrusted   with public administrative authority of any EEA Member Country (including any delegee) having   responsibility for the resolution of any EEA Financial Institution.   “Effective Date” means the date on which the conditions specified in Section 4.01 are satisfied (or   waived in accordance with Section 9.02).   “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated   with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such   contract or record.   “Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees,   judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any   Governmental Authority, relating in any way to (i) the environment, (ii) preservation or reclamation of   natural resources, (iii) the management, release or threatened release of any Hazardous Material or (iv)   health and safety matters.   “Environmental Liability” means any liability, contingent or otherwise (including any liability for   damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any   Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b)   the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c)   exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into   the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability   is assumed or imposed with respect to any of the foregoing.   “Equity Interests” means shares of capital stock, partnership interests, membership interests in a   limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and   any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity   interest, but excluding any debt securities convertible into any of the foregoing.   “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to   time, and the rules and regulations promulgated thereunder.   “ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with   the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or Section 4001(14)   of ERISA or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a   single employer under Section 414 of the Code.   “ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the   regulations issued thereunder with respect to a Plan (other than an event for which the 30 day notice period   is waived); (b) the failure to satisfy the “minimum funding standard” (as defined in Section 412 of the Code   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 23 of 199

  9   or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or   Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to   any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV   of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate   from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans   or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA   Affiliates of any liability with respect to the withdrawal or partial withdrawal of the Borrower or any of its   ERISA Affiliates from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA   Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate   of any notice, concerning the imposition upon the Borrower or any of its ERISA Affiliates of Withdrawal   Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization,   within the meaning of Title IV of ERISA.   “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the   Loan Market Association (or any successor Person), as in effect from time to time.   “Event of Default” has the meaning assigned to such term in Section 7.01.   “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or   required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by   net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as   a result of such Recipient being organized under the laws of, or having its principal office or, in the case of   the Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political   subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal   withholding Taxes imposed on amounts payable to or for the account of the Lender with respect to an   applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) the Lender   acquires such interest in the Loan or Commitment or (ii) the Lender changes its lending office, except in   each case to the extent that, pursuant to Section 2.12, amounts with respect to such Taxes were payable   either to the Lender’s assignor immediately before the Lender acquired the applicable interest in a Loan or   Commitment or to the Lender immediately before it changed its lending office, (c) Taxes attributable to   such Recipient’s failure to comply with Section 2.12(f) and (d) any withholding Taxes imposed under   FATCA.   “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any   amended or successor version that is substantively comparable and not materially more onerous to comply   with), any current or future regulations or official interpretations thereof, any agreement entered into   pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices   adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental   Authorities and implementing such Sections of the Code.   “Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank   of New York at http://www.newyorkfed.org, or any successor source.   “Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the   United States of America.   “Financial Officer” means the chief financial officer, principal accounting officer, treasurer or   controller of the Borrower.   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 24 of 199

  10   “Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person,   and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a   jurisdiction other than that in which the Borrower is resident for tax purposes.   “GAAP” means generally accepted accounting principles in the United States of America.   “Governmental Authority” means the government of the United States of America, any other   nation or any political subdivision thereof, whether state or local, and any agency, authority,   instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative,   judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.   “Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise,   of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other   obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and   including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply   funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance   or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property,   securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the   payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition   or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other   obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support   such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for   collection or deposit in the ordinary course of business.   “Guarantor” mean each Person that provides a Guarantee (including, without limitation, the Loan   Guaranty) of the Obligations. Schedule 10 sets forth the Guarantors as of the Effective Date.   “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous   or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or   asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all   other substances or wastes of any nature regulated pursuant to any Environmental Law.   “Hotel Fund” means L’Auberge de Sonoma Resort Fund, LLC, a Delaware limited liability   company.   “Hotel Owner” means L’Auberge de Sonoma, LLC, a Delaware limited liability company.   “Hotel Redemption Credit Agreement” means that certain Credit Agreement, dated as of the   Effective Date, between Hotel Fund and Hotel Redemption Lender, as it may be amended, amended and   restated, supplemented or otherwise modified from time to time).   “Hotel Redemption Lender” means JPMorgan Chase Funding Inc., in its capacity as lender under   the Hotel Redemption Credit Agreement and its successors and assigns.   “Hotel Redemption Loan” means all Indebtedness under the Hotel Redemption Credit Agreement.    “Hotel Refinancing Credit Agreement” means that certain Credit Agreement, dated as of the   Effective Date, among Hotel Owner, the other entities party thereto as guarantors and Hotel Refinancing   Lender, as it may be amended, amended and restated, supplemented or otherwise modified from time to   time in accordance with the Intercreditor Agreement.   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 25 of 199

  11   “Hotel Refinancing Lender” means JPMorgan Chase Funding Inc., in its capacity as lender under   the Hotel Refinancing Credit Agreement and its successors and assigns.   “Hotel Refinancing Loan” means all Indebtedness under the Hotel Refinancing Credit Agreement.   “IBA” has the meaning assigned to such term in Section 1.05.   “Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for   borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person   evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which   interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title   retention agreements relating to property acquired by such Person, (e) all obligations of such Person in   respect of the deferred purchase price of property or services (excluding current accounts payable incurred   in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of   such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property   owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g)   all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person,   (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit   and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers’   acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including   any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a   result of such Person’s ownership interest in or other relationship with such entity, except to the extent the   terms of such Indebtedness provide that such Person is not liable therefor.   “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to   any payment made by or on account of any obligation of any Loan Party under any Loan Document and   (b) to the extent not otherwise described in (a) hereof, Other Taxes.   “Indemnitee” has the meaning assigned to it in Section 9.03(c).   “Index Debt” means senior, unsecured, long-term indebtedness for borrowed money of the   Borrower that is not guaranteed by any other Person or subject to any other credit enhancement.   “Information” has the meaning assigned to it in Section 9.12.   “Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of the Effective   Date, between Lender and Hotel Refinancing Lender, as it may be amended, amended and restated,   supplemented or otherwise modified from time to time pursuant to the terms thereof.   “Interest Payment Date” means the last day of each calendar month, or if such date is not a   Business Day, the immediately preceding Business Day. For the avoidance of doubt, all scheduled interest   payments prior to the Maturity Date shall be made in the form of payment-in-kind interest as set forth in   Section 2.08(c).   “Interest Period” shall mean, in connection with the calculation of interest accrued with respect to   any specified Interest Payment Date, including the Maturity Date, the period commencing on and including   the last day of the prior calendar month and ending on and including the day immediately prior to the last   day of the calendar month in which such Interest Payment Date occurs; provided, however, (i) the Interest   Period for the Interest Payment Date relating to [___________], 2020 shall be the period commencing on   the Closing Date, and ending on and including [____________], 2020 and (ii) with respect to any   Borrowing made after the Closing Date, the first Interest Period for such Borrowing shall be the period   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 26 of 199

  12   commencing on the date that such Borrowing is made to and including the day immediately prior to the last   day of the calendar month.   “Interest Rate” shall mean the rate at which the outstanding principal amount of the Loan bears   interest from time to time in accordance with Section 2.08 hereof.   “IRS” means the United States Internal Revenue Service.   “ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and   Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or   any successor definitional booklet for interest rate derivatives published from time to time.   “ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative   value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be   determined upon the occurrence of an index cessation event with respect to the then-current Benchmark.   “ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the   ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the then-   current Benchmark, excluding the applicable ISDA Fallback Adjustment.   “Investment Committee” means the investment committee of Borrower comprised of the directors   of Borrower who were members of such committee on the Effective Date.   “Lender” means JPMorgan Chase Funding Inc., and its successors and assigns.   “Lender’s Advisors” means any financial advisor, attorney (including any primary and local   bankruptcy counsel), accountant, appraiser, auditor, business valuation expert, environmental engineer or   consultant, turnaround consultant, and other consultants, professionals and experts retained by the Lender   or the attorneys or other advisors of the Lender.   “Lender-Related Person” has the meaning assigned to it in Section 9.03(b).   “Liabilities” means any losses, claims (including intraparty claims), demands, damages or   liabilities of any kind.   “LIBOR Rate Index” means, with respect to each Interest Period, the rate (expressed as a   percentage per annum and rounded up to the next nearest 1/1000 of 1%) for deposits in U.S. dollars, for a   one-month period, that appears on “Thomson Reuters ICE LIBOR# Rates – LIBOR01” (or the successor   thereto) as of 11:00 a.m., London time, on the related Determination Date. If such rate does not appear on   Thomson Reuters ICE LIBOR# Rates – LIBOR01 as of 11:00 a.m., London time, on such Determination   Date, LIBOR shall be the arithmetic mean of the offered rates (expressed as a percentage per annum) for   deposits in U.S. dollars for a one-month period that appear on the Thomson Reuters ICE LIBOR# Rates –   LIBOR01 as of 11:00 a.m., London time, on such Determination Date, if at least two such offered rates so   appear. If fewer than two such offered rates appear on the Thomson Reuters ICE LIBOR# Rates –   LIBOR01 as of 11:00 a.m., London time, on such Determination Date, Lender shall request the principal   London office of any four major reference banks in the London interbank market selected by Lender to   provide such bank’s offered quotation (expressed as a percentage per annum) to prime banks in the London   interbank market for deposits in U.S. dollars for a one-month period as of 11:00 a.m., London time, on such   Determination Date for the amounts of not less than U.S. $1,000,000. If at least two such offered quotations   are so provided, LIBOR shall be the arithmetic mean of such quotations. If fewer than two such quotations   are so provided, Lender shall request any three major banks in New York City selected by Lender to provide   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 27 of 199

  13   such bank’s rate (expressed as a percentage per annum) for loans in U.S. dollars to leading European banks   for a one-month period as of approximately 11:00 a.m., New York City time on the applicable   Determination Date for amounts of not less than U.S. $1,000,000. If at least two such rates are so provided,   LIBOR shall be the arithmetic mean of such rates. The LIBOR Rate Index shall be determined conclusively   by Lender or its agent. Notwithstanding the foregoing, in no event shall the LIBOR Rate Index be less than   the Rate Index Floor.   “LIBOR Rate” shall mean a fluctuating rate per annum equal to the LIBOR Rate Index plus the   Spread; provided, however, in no event shall the LIBOR Rate Index be deemed to be less than the Rate   Index Floor.   “LIBOR Rate Loan” shall mean the Loan at such time as interest thereon accrues at a rate of interest   based upon the LIBOR Rate.   “Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge,   hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor   or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing   lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c)   in the case of securities, any purchase option, call or similar right of a third party with respect to such   securities.   “LLC” means any Person that is a limited liability company under the laws of its jurisdiction of   formation.   “Loan Documents” means this Agreement, including schedules and exhibits hereto, and any   agreements entered into in connection herewith by the Borrower or any Loan Party with or in favor of the   Lender, including the Perfection Certificate, the Collateral Documents, the Loan Guaranty, the Intercreditor   Agreement, any amendments, modifications or supplements thereto or waivers thereof, legal opinions   issued in connection with the other Loan Documents, UCC filings, flood determinations and any other   documents prepared in connection with the other Loan Documents, if any.   “Loan Guaranty” means Article X of this Agreement.   “Loan Parties” means the Borrower and each Guarantor.   “Loans” means the loans made by the Lender to the Borrower pursuant to this Agreement.   “Margin Stock” means margin stock within the meaning of Regulations T, U and X, as applicable.   “Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations,   prospects or condition, financial or otherwise, of the Borrower and the Subsidiaries taken as a whole, (b)   the ability of the Borrower to perform any of its Obligations or (c) the Lender’s ability to enforce this   Agreement or any other Loan Document.   “Material Indebtedness” means Indebtedness (other than the Loans), or obligations in respect of   one or more Swap Agreements, of any one or more of the Borrower and its Subsidiaries in an aggregate   principal amount exceeding $250,000. For purposes of determining Material Indebtedness, the “principal   amount” of the obligations of the Borrower or any Subsidiary in respect of any Swap Agreement at any   time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower   or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time.   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 28 of 199

  14   “Maturity Date” means [November __], 2023.   “Maximum Rate” has the meaning assigned to it in Section 9.14.   “Minimum Rate” means the Rate Index Floor plus the Spread.   “Moody’s” means Moody’s Investors Service, Inc.   “Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.   “Net Proceeds” shall mean, with respect to Disposition or Casualty Event the aggregate amount of   cash received (directly or indirectly) in connection therewith after deducting therefrom (without   duplication) (i) the amount of any Indebtedness on any asset (other than Indebtedness assumed by the   purchaser of such asset) which is repaid in connection therewith, (ii) out of pocket expenses reasonably   related thereto incurred by such Loan Party in connection therewith, (iii) transfer taxes paid to any taxing   authorities by such Loan Party in connection therewith, (iv) net income taxes to be paid by such Loan Party   in connection therewith and (v) the amount of any reasonable reserve established in accordance with GAAP   against any adjustment to the sale price or any liabilities (other than any taxes deducted pursuant to clause   (iii) or (iv) above) (x) related to any of the applicable assets and (y) retained by the Loan Parties or any of   their Subsidiaries.   “Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, the   Loan Parties arising under any Loan Document or otherwise with respect to any Loan, whether direct or   indirect (including those acquired by assumption), absolute or contingent, due or to become due, now   existing or hereafter arising and including interest and fees that accrue after the commencement by or   against any Loan Party or any Affiliate thereof of any proceeding under any debtor relief laws naming such   Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed or   allowable claims in such proceeding. Without limiting the foregoing, the Obligations include (a) the   obligation to pay principal, interest, charges, expenses, fees, indemnities and other amounts payable by the   Loan Parties under any Loan Document and (b) the obligation of the Loan Parties to reimburse any amount   in respect of any of the foregoing that the Lender, in its sole discretion, may elect to pay or advance on   behalf of the Loan Parties.   “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a   present or former connection between such Recipient and the jurisdiction imposing such Tax (other than   connections arising from such Recipient having executed, delivered, become a party to, performed its   obligations under, received payments under, received or perfected a security interest under, engaged in any   other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan   or Loan Document).   “Other Taxes” means all present or future stamp, court or documentary, intangible, recording,   filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance,   enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with   respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with   respect to an assignment.   “Patriot Act” has the meaning assigned to it in Section 9.16.   “Payment in Full” means, with respect to the Obligations, (a) the full and indefeasible payment in   cash thereof, including without limitation any postpetition interest, fees, and other charges, whether or not   allowed in any bankruptcy or insolvency proceeding, (b) if consisting of contingent indemnification   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 29 of 199

  15   obligations for which claims have been asserted or made, the cash collateralization or backstopping thereof   in amounts and/or pursuant to procedures acceptable to the Lender, and (d) the termination or expiration of   all Commitments.   “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and   any successor entity performing similar functions.   “Perfection Certificate” means the Perfection Certificate dated the Effective Date provided by the   Loan Parties to the Lender.   “Permitted Encumbrances” means:   (a) Liens imposed by law for Taxes that are not yet due or are being contested in   compliance with Section 5.04;   (b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like   Liens imposed by law, arising in the ordinary course of business and securing obligations that are not   overdue by more than 30 days or are being contested in compliance with Section 5.04;   (c) pledges and deposits made in the ordinary course of business in compliance with   workers’ compensation, unemployment insurance and other social security laws or regulations;   (d) deposits to secure the performance of bids, trade contracts, leases, statutory   obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case   in the ordinary course of business;   (e) judgment liens in respect of judgments that do not constitute an Event of Default   under Section 7.01(k);   (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real   property imposed by law or arising in the ordinary course of business that do not secure any monetary   obligations and do not materially detract from the value of the affected property or interfere with the   ordinary conduct of business of the Borrower or any Subsidiary;   provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness.   “Permitted Investments” means:   (a) direct obligations of, or obligations the principal of and interest on which are   unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such   obligations are backed by the full faith and credit of the United States of America), in each case maturing   within one year from the date of acquisition thereof;   (b) investments in commercial paper maturing within 270 days from the date of   acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or   from Moody’s;   (c) investments in certificates of deposit, banker’s acceptances and time deposits   maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and   money market deposit accounts issued or offered by, any domestic office of any commercial bank organized   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 30 of 199

  16   under the laws of the United States of America or any State thereof which has a combined capital and   surplus and undivided profits of not less than $500,000,000;   (d) fully collateralized repurchase agreements with a term of not more than 30 days   for securities described in clause (a) above and entered into with a financial institution satisfying the criteria   described in clause (c) above; and   (e) money market funds that (i) comply with the criteria set forth in SEC Rule 2a-7   under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have   portfolio assets of at least $5,000,000,000.   “Person” means any natural person, corporation, limited liability company, trust, joint venture,   association, company, partnership, Governmental Authority or other entity.   “Petition Date” has the meaning set forth in the Recitals.   “Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the   provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of   which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069   of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.   “Plan Asset Regulations” means 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of   ERISA, as amended from time to time.   “Plan Effective Date” has the meaning set forth in Section 4.01(i).   “Plan of Reorganization” means the “Plan” as defined in the Restructuring Support Agreement, in   form and substance satisfactory to the Lender in all respects and consented to by the Lender, confirmed by   an order (in form and substance satisfactory to the Lender in all respects) of the Court under the Chapter 11   Case (i) containing a provision for the Payment in Full of all of the obligations under the DIP Credit   Agreement on or before the effective date of such plan, (ii) containing a release in favor of the Lender and   each of its affiliates, and (iii) containing such other terms as the Lender may reasonably require, and such   Plan of Reorganization shall be in full force and effect and shall not have been modified, altered, amended,   or otherwise changed or supplemented without the prior written consent of the Lender.   “Proceeding” means any claim, litigation, investigation, action, suit, arbitration or administrative,   judicial or regulatory action or proceeding in any jurisdiction.   “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as   any such exemption may be amended from time to time.   “Public-Sider” means a Lender whose representatives may trade in securities of the Borrower or   its Controlling person or any of its Subsidiaries while in possession of the financial statements provided by   the Borrower under the terms of this Agreement.   “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be   interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).   “QFC Credit Support” has the meaning assigned to it in Section 9.18.   “Rate Index Floor” shall mean one percent (1.00%).   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 31 of 199

  17   “Recipient” means the Lender.   “Regulation D” means Regulation D of the Federal Reserve Board, as in effect from time to time   and all official rulings and interpretations thereunder or thereof.   “Regulation T” means Regulation T of the Federal Reserve Board, as in effect from time to time   and all official rulings and interpretations thereunder or thereof.   “Regulation U” means Regulation U of the Federal Reserve Board, as in effect from time to time   and all official rulings and interpretations thereunder or thereof.   “Regulation X” means Regulation X of the Federal Reserve Board, as in effect from time to time   and all official rulings and interpretations thereunder or thereof.   “Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the   respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates.   “Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve   Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or   the Federal Reserve Bank of New York or any successor thereto.   “Resolution Authority” means an EEA Resolution Authority.   “Responsible Officer” means the president, Chief Financial Officer or other executive officer of   the Borrower.   “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other   property) with respect to any Equity Interests in the Borrower or any Subsidiary, or any payment (whether   in cash, securities or other property), including any sinking fund or similar deposit, on account of the   purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests or   any option, warrant or other right to acquire any such Equity Interests.   “Restructuring Support Agreement” means that certain restructuring support agreement or plan   support agreement dated July 23, 2020, by and among the Borrower, the Lender, and any other party thereto   from time to time, as amended in accordance with the terms thereof.   “Reuters” means, as applicable, Thomson Reuters Corp., Refinitiv, or any successor thereto.   “S&P” means Standard & Poor’s Rating Services, a Standard & Poor’s Financial Services LLC   business.   “Sanctioned Country” means, at any time, a country, region or territory which is itself the subject   or target of any Sanctions (at the time of this Agreement, Crimea, Cuba, Iran, North Korea and Syria).   “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of   designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the   Treasury, the U.S. Department of State, (b) any Person operating, organized or resident in a Sanctioned   Country, (c) any Person owned or controlled by any such Person or Persons described in the foregoing   clauses (a) or (b), or (d) any Person otherwise the subject of any Sanctions.   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 32 of 199

  18   “Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered   or enforced from time to time by the U.S. government, including those administered by the Office of   Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or other   relevant sanctions authority.   “SEC” means the Securities and Exchange Commission of the United State of America.   “Security Agreement” means the Pledge and Security Agreement, dated as of the Effective Date,   given by the Loan Parties in favor of the Lender, as the same may be amended, restated, supplemented or   otherwise modified from time to time.   “SOFR” with respect to any day means the secured overnight financing rate published for such day   by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor   administrator) on the Federal Reserve Bank of New York’s Website.   “Solvent” means, as to any Person as of any date of determination, that on such date (a) the fair   value of the property of such Person is greater than the total amount of liabilities, including contingent   liabilities, of such Person, (b) the present fair saleable value of such Person is not less than the amount that   will be required to pay the probable liability of such Person on its debts, including contingent debts, as they   become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur   debts or liabilities, including contingent debts and liabilities, beyond such Person’s ability to pay such debts   and liabilities as they mature and (d) such Person is not engaged in a business or a transaction, and is not   about to engage in a business or a transaction, for which such Person’s property would constitute an   unreasonably small capital.2 The amount of any contingent liability at any time shall be computed as the   amount that, in light of all of the facts and circumstances existing at such time, represents the amount that   can reasonably be expected to become an actual or matured liability.   “Spread” shall mean for each Interest Period through (and including) the last Interest Period of the   Maturity Date, ten percent (10.00%).   “subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited   liability company, partnership, association or other entity the accounts of which would be consolidated with   those of the parent in the parent’s consolidated financial statements if such financial statements were   prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability   company, partnership, association or other entity (a) of which securities or other ownership interests   representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of   a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or   held, or (b) that is, as of such date, otherwise Controlled by the parent and/or one or more subsidiaries of   the parent.   “Subsidiary” means any subsidiary of the Loan Parties.   “Supported QFC” has the meaning assigned to it in Section 9.18.   “Swap Agreement” means any agreement with respect to any swap, forward, future or derivative   transaction or option or similar agreement involving, or settled by reference to, one or more rates,   currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices      2 The concept of “unreasonably small capital” generally means the inability to generate sufficient cash (or obtain   sufficient cash from reasonably anticipated sources of operating funds) to enable a person to continue to operate   its business as a going concern.   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 33 of 199

  19   or measures of economic, financial or pricing risk or value or any similar transaction or any combination   of these transactions; provided that no phantom stock or similar plan providing for payments only on   account of services provided by current or former directors, officers, employees or consultants of the   Borrower or the Subsidiaries shall be a Swap Agreement.   “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings   (including backup withholding), value added taxes, or any other goods and services, use or sales taxes,   assessments, fees or other charges imposed by any Governmental Authority, including any interest,   additions to tax or penalties applicable thereto.   “Term Loan Credit Exposure” means, with respect to the Lender at any time, the sum of the   outstanding principal amount of the Lender’s Term Loans at such time.   “Term Loan” means a Loan made pursuant to Section 2.01.   “Term SOFR” means the forward looking term rate for a one-month period based on SOFR that   has been selected or recommended by the Relevant Governmental Body.   “Total Term Loan Credit Exposure” means, at any time, the sum of the outstanding principal   amount of the Term Loans at such time.   “Transactions” means the transactions contemplated to occur, on or prior to the Effective Date   (including the effectuation of the Plan of Reorganization), pursuant to the Definitive Documents, the Hotel   Redemption Credit Agreement, and the Hotel Refinancing Credit Agreement, this Agreement and the other   Loan Documents.   “Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on   such Loan, or on the Loans comprising such Borrowing, is determined by reference to the LIBOR Rate or   the Alternate Rate.   “Unadjusted Alternate Rate Index” means the Alternate Rate Index excluding the Alternate Rate   Spread Adjustment.   “Unfunded Commitment” means, with respect to the Lender, the Commitment of the Lender less   its Term Loan Credit Exposure.   “U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the   Code.   “U.S. Special Resolution Regime” has the meaning assigned to it in Section 9.18.   “U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section   2.12(f)(ii)(B)(3).   “Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial   withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of   ERISA.   “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority,   the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-   In Legislation for the applicable EEA Member Country, which write-down and conversion powers are   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 34 of 199

  20   described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers   of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change   the form of a liability of any UK Financial Institution or any contract or instrument under which that   liability arises, to convert all or part of that liability into shares, securities or obligations of that person or   any other person, to provide that any such contract or instrument is to have effect as if a right had been   exercised under it or to suspend any obligation in respect of that liability or any of the powers under that   Bail-In Legislation that are related to or ancillary to any of those powers.   SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement,   Loans may be classified and referred to by Type (e.g., a “LIBOR Rate Loan”).   SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the   singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall   include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and   “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be   construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise   (a) any definition of or reference to any agreement, instrument or other document herein shall be construed   as referring to such agreement, instrument or other document as from time to time amended, supplemented   or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set   forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors   and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be   construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all   references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and   Sections of, and Exhibits and Schedules to, this Agreement, (e) any reference to any law, rule or regulation   herein shall, unless otherwise specified, refer to such law, rule or regulation as amended, modified or   supplemented from time to time and (f) the words “asset” and “property” shall be construed to have the   same meaning and effect and to refer to any and all tangible and intangible assets and properties, including   cash, securities, accounts and contract rights.   SECTION 1.04. Accounting Terms; GAAP. (a) Except as otherwise expressly provided   herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in   effect from time to time; provided that, if the Borrower notifies the Lender that the Borrower requests an   amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in   GAAP or in the application thereof on the operation of such provision (or if the Lender notifies the Borrower   that the Lender requests an amendment to any provision hereof for such purpose), regardless of whether   any such notice is given before or after such change in GAAP or in the application thereof, then such   provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change   shall have become effective until such notice shall have been withdrawn or such provision amended in   accordance herewith. Notwithstanding any other provision contained herein, all terms of an accounting or   financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein   shall be made, without giving effect to (i) any election under Financial Accounting Standards Board   Accounting Standards Codification 825 (or any other Financial Accounting Standard having a similar result   or effect) to value any Indebtedness or other liabilities of the Borrower or any Subsidiary at “fair value”, as   defined therein and (ii) any treatment of Indebtedness under Accounting Standards Codification 470-20 or   2015-03 (or any other Accounting Standards Codification or Financial Accounting Standard having a   similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described   therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof.   (b) Notwithstanding anything to the contrary contained in Section 1.04(a) or in the   definition of “Capital Lease Obligations,” any change in accounting for leases pursuant to GAAP resulting   from the adoption of Financial Accounting Standards Board Accounting Standards Update No. 2016-02,   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 35 of 199

  21   Leases (Topic 842) (“FAS 842”), to the extent such adoption would require treating any lease (or similar   arrangement conveying the right to use) as a capital lease where such lease (or similar arrangement) would   not have been required to be so treated under GAAP as in effect on December 31, 2015, such lease shall   not be considered a capital lease, and all calculations and deliverables under this Agreement or any other   Loan Document shall be made or delivered, as applicable, in accordance therewith.   SECTION 1.05. Divisions. For all purposes under the Loan Documents, in connection with   any division or plan of division under Delaware law (or any comparable event under a different   jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right,   obligation or liability of a different Person, then it shall be deemed to have been transferred from the original   Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be   deemed to have been organized and acquired on the first date of its existence by the holders of its Equity   Interests at such time.   ARTICLE II.      The Credits   SECTION 2.01. Commitments. Subject to the terms and conditions set forth herein, the Lender   agrees to make Term Loans to the Borrower, from time to time requested by Borrower during the   Availability Period, in an aggregate principal amount not to exceed the Lender’s Commitment. Amounts   borrowed under this subsection 2.01 and repaid may not be reborrowed.   SECTION 2.02. Loans and Borrowings. (a) Each Term Loan shall be made as part of a   Borrowing consisting of Term Loans made by the Lender in accordance with its Commitments.   (a) Subject to Section 2.09, each Borrowing shall be comprised entirely of LIBOR   Rate Loans.   (b) At the time that each Borrowing is made, such Borrowing shall be in an aggregate   amount that is an integral multiple of $100,000 and not less than $500,000 (or such lesser amount as may   be agreed to by Lender in its sole discretion).   SECTION 2.03. Requests for Borrowings. To request a Borrowing, the Borrower shall notify   the Lender of such request by submitting a Borrowing Request, not later than 11:00 a.m., New York City   time, one Business Day before the date of the proposed Borrowing. Each such Borrowing Request shall be   irrevocable and shall be signed by a Responsible Officer of the Borrower. Each such Borrowing Request   shall specify the following information in compliance with Section 2.02:   (i) the aggregate amount of the requested Borrowing;   (ii) the date of such Borrowing, which shall be a Business Day; and   (iii) the location and number of the Borrower’s account to which funds are to   be disbursed.   SECTION 2.04. Termination of Commitments. Unless previously terminated, the   Commitments shall terminate on the Maturity Date.   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 36 of 199

  22   SECTION 2.05. Repayment of Loans; Evidence of Debt. (a) The Borrower hereby   unconditionally promises to pay to the Lender the then unpaid principal amount of each Term Loan on the   Maturity Date.   (a) The Lender shall maintain in accordance with its usual practice an account or   accounts evidencing the indebtedness of the Borrower to the Lender resulting from each Loan made by the   Lender, including the amounts of principal and interest payable and paid to the Lender from time to time   hereunder.   (b) The Lender shall maintain accounts in which it shall record (i) the amount of each   Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any   principal or interest due and payable or to become due and payable from the Borrower to the Lender   hereunder and (iii) the amount of any other sum received by the Lender hereunder.   (c) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of   this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein;   provided that the failure of the Lender to maintain such accounts or any error therein shall not in any manner   affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.   (d) The Lender may request that Loans made by it be evidenced by a promissory note.   In such event, the Borrower shall prepare, execute and deliver to the Lender a promissory note payable to   the Lender (or, if requested by the Lender, to the Lender and its registered assigns) and in a form reasonably   satisfactory to Lender and Borrower. Thereafter, the Loans evidenced by such promissory note and interest   thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or   more promissory notes in such form.   SECTION 2.06. Prepayment of Loans.   (a) Optional.   (i) The Borrower shall have the right at any time and from time to time to   prepay any Borrowing in whole or in part, subject to prior notice in accordance with paragraph (b) of this   Section.   (ii) The Borrower shall notify the Lender by telephone (confirmed by telecopy   or electronic mail) of any prepayment hereunder, not later than 11:00 a.m., New York City time, one   Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the   prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid. Each partial   prepayment of any Borrowing shall be in an amount not less than $250,000. Each prepayment of a   Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be   accompanied by accrued interest to the extent required by Section 2.08 and any break funding payments   required by Section 2.11.   (b) Mandatory.   (i) If any Casualty Event occurs, which results in the realization or receipt by   the Loan Parties or any of their Subsidiaries of Net Proceeds from such Casualty Event, the Borrower shall   cause to be prepaid on or prior to the date which is five (5) Business Days after the date of such realization   or receipt by the Borrower or any such Subsidiary of such Net Proceeds, the Obligations in an amount equal   to 100% of all such Net Proceeds realized or received. Prepayments made pursuant to this Section 2.06(b)   shall be applied to the Obligations in such order as Lender may determine in its sole discretion.   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 37 of 199

  23   SECTION 2.07. Fees. (a) the Borrower shall pay to the Lender an aggregate exit fee of   $[340,000]3; such exit fee shall be (i) fully earned on the Effective Date, (ii) nonrefundable when paid, (iii)   for the sole account of Lender and not for any other person and (iv) payable on the Maturity Date; provided   that such exit fee may be waived by Lender, in its sole discretion; and.   (b) All fees payable hereunder shall be paid on the dates due, in dollars in immediately   available funds, to the Lender for distribution, in the case of facility fees and participation fees, to the   Lender. Fees paid shall not be refundable under any circumstances.   SECTION 2.08. Interest.   (a) Applicable Interest Rate. Subject to the terms and conditions of this Section 2.08   and Section 2.09 below, the Loans shall bear interest at the LIBOR Rate. The LIBOR Rate applicable to   an Interest Period shall be determined by Lender as set forth herein; provided, however, that the LIBOR   Rate Index for the Interest Period commencing on the Closing Date through and including [_______], 2020   shall be the LIBOR Rate Index on the Closing Date, which the parties agree is [____]%.   (b) Default Rate. Notwithstanding the foregoing, if any principal of or interest on any   Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated   maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before   judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate   otherwise applicable to such Loan as provided in the preceding paragraph of this Section or (ii) in the case   of any other amount, 2% plus the rate applicable to the Loans as provided in paragraph (a) of this Section.   (c) Interest Payments (PIK Interest). Accrued interest on each Loan shall be payable   in arrears on each Interest Payment Date for such Loan and on the Maturity Date and shall be paid (x) with   respect to interest due on any Interest Payment Date, by automatically having the outstanding principal   amount of the Loans increase by the amount of such accrued but unpaid interest on each Interest Payment   Date (with interest to then accrue on such capitalized principal amount); and (y) with respect to interest due   on the Maturity Date, in cash; provided that (i) interest accrued pursuant to paragraph (b) of this Section   shall be payable on demand and (ii) in the event of any repayment or prepayment of any Loan, accrued   interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or   prepayment.   (d) Interest Calculations. All interest hereunder shall be computed on the basis of a   year of 360 days and shall be payable for the actual number of days elapsed (including the first day but   excluding the last day). The applicable Interest Rate shall be determined by the Lender, and such   determination shall be conclusive absent manifest error.   SECTION 2.09. Alternate Rate of Interest. Upon the occurrence of a Benchmark Transition   Event, the Lender shall determine the Benchmark Replacement Date in accordance with the definition   thereof. Upon the occurrence of a Benchmark Transition Event and the determination of the corresponding   Benchmark Replacement Date, the Lender shall promptly give notice of the occurrence of a Benchmark   Transition Event and the date of the corresponding Benchmark Replacement Date by telephone, confirmed   in writing, to Borrower. The Loans shall be converted, from and after the Benchmark Replacement Date   to Alternate Rate Loans bearing interest based on the Alternate Rate Index; provided, that prior to an such   conversion, Lender shall have received either (i) an opinion of nationally recognized REMIC counsel as to   the compliance of such conversion with applicable REMIC requirements as determined under the Code,   the regulations, revenue rulings, revenue procedures and other administrative, legislative and judicial      3 NTD: 1% of commitment.   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 38 of 199

  24   guidance relating to the tax treatment of REMIC Trusts or (ii) formal guidance issued by the IRS that such   conversion to the Alternate Rate Index will comply with REMIC requirements. The Alternate Rate shall   be determined conclusively by the Lender or its agent and such determination shall be binding on Borrower   absent manifest error. In connection with the implementation of the Alternate Rate Index, the Lender will   have the right to make Alternate Rate Conforming Changes from time to time and, notwithstanding   anything to the contrary herein or in any other Loan Document, any amendments implementing such   Alternate Rate Conforming Changes will become effective without any further action or consent of the   Borrower.   SECTION 2.10. Increased Costs. In the event that any change in any requirement of law or in   the interpretation or application thereof, or compliance by the Lender with any request or directive (whether   or not having the force of law) hereafter issued from any central bank or other Governmental Authority:   (a) shall hereafter impose, modify or hold applicable any reserve, special deposit,   compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the   account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any   office of Lender which is not otherwise included in the determination of the LIBOR Rate Index or the   Alternate Rate Index hereunder;   (b) shall hereafter have the effect of reducing the rate of return on the Lender’s capital   as a consequence of its obligations hereunder to a level below that which the Lender could have achieved   but for such adoption, change or compliance (taking into consideration the Lender’s policies with respect   to capital adequacy) by any amount deemed by the Lender to be material;   (c) shall hereafter subject the Lender to any Section 2.12 Taxes (other than   (A) Indemnified Taxes, (B) Section 2.12 Taxes described in clauses (b) through (d) of the definition of   Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit,   commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto;   or   (d) shall hereafter impose on the Lender any other condition (other than Section 2.12   Taxes);   and the result of any of the foregoing is to increase the cost to the Lender of making, renewing or   maintaining loans or extensions of credit or to reduce any amount receivable hereunder, then, in any such   case, Borrower shall promptly pay the Lender, upon demand, any additional amounts necessary to   compensate the Lender for such additional cost or reduced amount receivable which Lender deems to be   material as determined by Lender in its reasonable discretion. If the Lender becomes entitled to claim any   additional amounts pursuant to this Section 2.10, the Lender shall provide Borrower with not less than   thirty (30) days written notice specifying in reasonable detail the event by reason of which it has become   so entitled and the additional amount required to fully compensate the Lender for such additional cost or   reduced amount. A certificate as to any additional costs or amounts payable pursuant to the foregoing   sentence submitted by Lender to Borrower shall be conclusive in the absence of manifest error. Subject to   this Section 2.10 and Section 2.12 hereof, this provision shall survive Payment in Full of the Obligations.   SECTION 2.11. Break Funding Payments. Borrower agrees to indemnify the Lender and to   hold Lender harmless from any loss or expense which the Lender sustains or incurs as a consequence of   (i) any default by Borrower in payment of the principal of or interest on a LIBOR Rate Loan or an Alternate   Rate Loan including, without limitation, any such loss or expense arising from interest or fees payable by   the Lender to lenders of funds obtained by it in order to maintain a LIBOR Rate Loan or an Alternate Rate   Loan hereunder, (ii) any prepayment (whether voluntary or mandatory) of the LIBOR Rate Loan or   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 39 of 199

  25   Alternate Rate Loan, as applicable, on a day that (A) is not an Interest Payment Date or (B) is an Interest   Payment Date if Borrower did not give the prior written notice of such prepayment required pursuant to the   terms of this Agreement, including, without limitation, such loss or expense arising from interest or fees   payable by the Lender to lenders of funds obtained by it in order to maintain the LIBOR Rate Loan or an   Alternate Rate Loan hereunder and (iii) the conversion pursuant to the terms hereof of the LIBOR Rate   Loan to an Alternate Rate Loan on a date other than the Interest Payment Date, including, without limitation,   such loss or expenses arising from interest or fees payable by the Lender to lenders of funds obtained by it   in order to maintain a LIBOR Rate Loan hereunder (the amounts referred to in clauses (i), (ii) and (iii) are   herein referred to collectively as the “Breakage Costs”); provided, however, Borrower shall not indemnify   the Lender under this Section 2.11 from any loss or expense arising from the Lender’s willful misconduct   or gross negligence or material breach of the terms of this Agreement. This provision shall survive Payment   in Full of the Obligations.   SECTION 2.12. Withholding of Taxes; Gross-Up. (a) Payments Free of Taxes. Any and all   payments by or on account of any obligation of any Loan Party under any Loan Document shall be made   without deduction or withholding for any Taxes, except as required by applicable law. If any applicable   law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction   or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding   agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted   or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is   an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so   that after such deduction or withholding has been made (including such deductions and withholdings   applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal   to the sum it would have received had no such deduction or withholding been made.   (b) Payment of Other Taxes. Subject to the Loan Parties’ receipt of documentation   evidencing the amount and due date of Other Taxes, the Loan Parties shall timely pay to the relevant   Governmental Authority in accordance with applicable law, or at the option of the Lender timely reimburse   it for, Other Taxes.   (c) Evidence of Payments. As soon as practicable after any payment of Taxes by any   Loan Party to a Governmental Authority pursuant to this Section, such Loan Party shall deliver to the   Lender the original or a certified copy of a receipt issued by such Governmental Authority evidencing such   payment, a copy of the return reporting such payment or other evidence of such payment reasonably   satisfactory to the Lender.   (d) Indemnification by the Borrower. The Loan Parties shall jointly and severally   indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified   Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this   Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such   Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such   Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.   A certificate as to the amount of such payment or liability delivered to the Borrower by the Lender shall be   conclusive absent manifest error.   (e) [Reserved].   (f) Status of Lender. (i) If the Lender is entitled to an exemption from or reduction of   withholding Tax with respect to payments made under any Loan Document it shall deliver to the Borrower,   at the time or times reasonably requested by the Borrower, such properly completed and executed   documentation reasonably requested by the Borrower as will permit such payments to be made without   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 40 of 199

  26   withholding or at a reduced rate of withholding. In addition, the Lender, if reasonably requested by the   Borrower, shall deliver such other documentation prescribed by applicable law or reasonably requested by   the Borrower as will enable the Borrower to determine whether or not the Lender is subject to backup   withholding or information reporting requirements. Notwithstanding anything to the contrary in the   preceding two sentences, the completion, execution and submission of such documentation (other than such   documentation set forth in Section 2.12(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the   Lender’s reasonable judgment such completion, execution or submission would subject the Lender to any   material unreimbursed cost or expense or would materially prejudice the legal or commercial position of   the Lender.   (ii) Without limiting the generality of the foregoing, in the event that the   Borrower is a U.S. Person,   (A) any Lender that is a U.S. Person shall deliver to the Borrower on   or prior to the date on which the Lender becomes a Lender under this Agreement (and from time to time   thereafter upon the reasonable request of the Borrower), an executed copy of IRS Form W-9 certifying that   the Lender is exempt from U.S. federal backup withholding tax;   (B) any Foreign Lender shall, to the extent it is legally entitled to do   so, deliver to the Borrower (in such number of copies as shall be requested by the recipient) on or prior to   the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time   thereafter upon the reasonable request of the Borrower), whichever of the following is applicable:   (1) in the case of a Foreign Lender claiming the benefits of   an income tax treaty to which the United States is a party (x) with respect to payments of interest under any   Loan Document, an executed copy of IRS Form W-8BEN-E or IRS Form W-8BEN establishing an   exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax   treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-   8BEN-E or IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding   Tax pursuant to the “business profits” or “other income” article of such tax treaty;   (2) in the case of a Foreign Lender claiming that its extension   of credit will generate U.S. effectively connected income, an executed copy of IRS Form W-8ECI;   (3) in the case of a Foreign Lender claiming the benefits of   the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the   form of Exhibit B-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section   881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section   881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the   Code (a “U.S. Tax Compliance Certificate”) and (y) an executed copy of IRS Form W-8BEN-E or IRS   Form W-8BEN; or   (4) to the extent a Foreign Lender is not the beneficial owner,   an executed copy of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E, IRS   Form W-8BEN, a U.S. Tax Compliance Certificate substantially in the form of Exhibit B-2 or Exhibit B-   3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided   that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender   are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance   Certificate substantially in the form of Exhibit B-4 on behalf of each such direct and indirect partner;   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 41 of 199

  27   (C) any Foreign Lender shall, to the extent it is legally entitled to do   so, deliver to the Borrower (in such number of copies as shall be requested by the recipient) on or prior to   the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time   thereafter upon the reasonable request of the Borrower), executed copies of any other form prescribed by   applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly   completed, together with such supplementary documentation as may be prescribed by applicable law to   permit the Borrower to determine the withholding or deduction required to be made; and   (D) if a payment made to the Lender under any Loan Document would   be subject to U.S. federal withholding Tax imposed by FATCA if the Lender were to fail to comply with   the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b)   of the Code, as applicable), the Lender shall deliver to the Borrower at the time or times prescribed by law   and at such time or times reasonably requested by the Borrower such documentation prescribed by   applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional   documentation reasonably requested by the Borrower as may be necessary for the Borrower to comply with   their obligations under FATCA and to determine that the Lender has complied with the Lender’s obligations   under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes   of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this   Agreement.   The Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or   inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower in   writing of its legal inability to do so.   (g) Treatment of Certain Refunds. If any party determines, in its sole discretion   exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified   pursuant to this Section (including by the payment of additional amounts pursuant to this Section), it shall   pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments   made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket   expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by   the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the   request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to   this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental   Authority) in the event that such indemnified party is required to repay such refund to such Governmental   Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified   party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment   of which would place the indemnified party in a less favorable net after-Tax position than the indemnified   party would have been in if the Tax subject to indemnification and giving rise to such refund had not been   deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with   respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified   party to make available its Tax returns (or any other information relating to its Taxes that it deems   confidential) to the indemnifying party or any other Person.   (h) Survival. Each party’s obligations under this Section shall survive the resignation   or replacement of the Lender, the termination of the Commitments and the repayment, satisfaction or   discharge of all obligations under any Loan Document.   (i) Defined Terms. For purposes of this Section, the term “applicable law” includes   FATCA.   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 42 of 199

  28   SECTION 2.13. Payments Generally; Pro Rata Treatment; Sharing of Setoffs. (a) The   Borrower shall make each payment or prepayment required to be made by it hereunder (whether of   principal, interest, fees, or of amounts payable under Section 2.10, 2.11 or 2.12, or otherwise) prior to 12:00   noon, New York City time, on the date when due or the date fixed for any prepayment hereunder, in   immediately available funds, without setoff, recoupment or counterclaim. Any amounts received after such   time on any date may, in the discretion of the Lender, be deemed to have been received on the next   succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to   the Lender at its offices at 383 Madison Avenue, New York, New York, except that payments pursuant to   Sections 2.10, 2.11, 2.12 and 9.03 shall be made directly to the Persons entitled thereto. The Lender shall   distribute any such payments received by it for the account of any other Person to the appropriate recipient   promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business   Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any   payment accruing interest, interest thereon shall be payable for the period of such extension. All payments   hereunder shall be made in dollars.   (b) At any time that payments are not required to be applied in the manner required by   Section 7.03, if at any time insufficient funds are received by and available to the Lender to pay fully all   amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards   payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance   with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal   then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal   then due to such parties.   ARTICLE III.      Representations and Warranties   Each Loan Party represents and warrants to the Lender that, as of the Effective Date and the date   of each Borrowing:   SECTION 3.01. Organization; Powers. Each Loan Party and each of their Subsidiaries is duly   organized or formed, validly existing and in good standing under the laws of the jurisdiction of its   organization, has all requisite power and authority to carry on its business as now conducted and, except   where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a   Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where   such qualification is required. There has been no amendment, restatement or modification of any certificate   of formation of any Loan Party or its Subsidiaries since the effective date of the DIP Credit Agreement.   SECTION 3.02. Authorization; Enforceability. The Transactions are within each Loan Party’s   corporate or other organizational powers and have been duly authorized by all necessary corporate or other   organizational and, if required, stockholder action. This Agreement has been duly executed and delivered   by each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable in   accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or   other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of   whether considered in a proceeding in equity or at law.   SECTION 3.03. Governmental Approvals; No Conflicts. The Transactions (a) do not require   any consent or approval of, registration or filing with, or any other action by, any Governmental Authority,   except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable   law or regulation or the charter, by-laws or other organizational documents of any Loan Party or any of   their Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 43 of 199

  29   under any indenture, agreement or other instrument binding upon each Loan Party or any of their   Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by any Loan   Party or any of their Subsidiaries, and (d) will not result in the creation or imposition of, or the requirement   to create, any Lien on any asset of any Loan Party or any of their Subsidiaries.   SECTION 3.04. Financial Condition; No Material Adverse Change. (a) The Borrower has   heretofore furnished to the Lender (i) the audited financial statements of the Borrower and its consolidated   Subsidiaries for the fiscal year ended December 31, 2019 and (ii) internally prepared financial statements   for the fiscal month and the portion of the fiscal year ended September 30, 2020, certified by a Responsible   Officer of the Borrower. Such financial statements present fairly, in all material respects, the financial   position and results of operations and cash flows of the Borrower and its consolidated Subsidiaries as of   such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the   absence of footnotes in the case of the statements referred to in clause (i) above.   (b) No event, change or condition has occurred that has had, or could reasonably be   expected to have, a Material Adverse Effect, since the Petition Date, other than those events or   circumstances customarily resulting from the commencement of the Chapter 11 Case.   SECTION 3.05. Properties. (a) Except as disclosed in items 1 through 6 of Schedule 3.06,   each Loan Party and their Subsidiaries has good title to, or valid leasehold interests in, all its real and   personal property material to its business, except for minor defects in title that do not interfere with its   ability to conduct its business as currently conducted or to utilize such properties for their intended   purposes.   (b) Each Loan Party and their Subsidiaries owns, or is licensed to use, all trademarks,   trade names, copyrights, patents and other intellectual property material to its business, and the use thereof   by the Loan Parties and their Subsidiaries does not infringe upon the rights of any other Person, except for   any such infringements that, individually or in the aggregate, could not reasonably be expected to result in   a Material Adverse Effect.   SECTION 3.06. Litigation and Environmental Matters. (a) there are no actions, suits or   proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge   of any Loan Party, threatened in writing against or affecting any Loan Party or any of their Subsidiaries (i)   as to which there is a reasonable possibility of an adverse determination and that, if adversely determined,   could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other   than the Disclosed Matters) or (ii) that involve this Agreement or the Transactions.   (b) Except for the Disclosed Matters and except with respect to any other matters that,   individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect,   neither any Loan Party nor any of their Subsidiaries (i) has failed to comply with any Environmental Law   or to obtain, maintain or comply with any permit, license or other approval required under any   Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received written notice   of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental   Liability.   (c) Since the date of this Agreement, there has been no change in the status of the   Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the   likelihood of, a Material Adverse Effect.   SECTION 3.07. Compliance with Laws and Agreements. Each Loan Party and their   Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 44 of 199

  30   applicable to it or its property and all indentures, agreements and other instruments binding upon it or its   property, except where the failure to do so, individually or in the aggregate, could not reasonably be   expected to result in a Material Adverse Effect. No Default has occurred and is continuing.   SECTION 3.08. Investment Company Status. Neither any Loan Party nor any of their   Subsidiaries is an “investment company” as defined in, or subject to regulation under, the Investment   Company Act of 1940.   SECTION 3.09. Taxes. Each Loan Party and their Subsidiaries has timely filed or caused to be   filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes   required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate   proceedings and for which the Loan Parties or such Subsidiary, as applicable, has set aside on its books   adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in   a Material Adverse Effect.   SECTION 3.10. ERISA. No ERISA Event has occurred or is reasonably expected to occur   that, when taken together with all other such ERISA Events for which liability is reasonably expected to   occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all   accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement   of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements   reflecting such amounts, exceed the fair market value of the assets of such Plan.   SECTION 3.11. Disclosure. (a) The Loan Parties have disclosed to the Lender all agreements,   instruments and corporate or other restrictions to which they or any of their Subsidiaries is subject, and all   other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a   Material Adverse Effect. Neither the Perfection Certificate nor any of the other reports, financial   statements, certificates or other information furnished by or on behalf of the Loan Parties or any Subsidiary   to the Lender in connection with the negotiation of this Agreement or delivered hereunder (as modified or   supplemented by other information so furnished) contains any material misstatement of fact or omits to   state any material fact necessary to make the statements therein, in the light of the circumstances under   which they were made, not misleading; provided that, with respect to projected financial information, the   Loan Parties represent only that such information was prepared in good faith based upon assumptions   believed to be reasonable at the time.   (b) As of the Effective Date, to the best knowledge of the Loan Parties, the information   included in the Beneficial Ownership Certification provided on or prior to the Effective Date to the Lender   in connection with this Agreement is true and correct in all respects.   SECTION 3.12. Anti-Corruption Laws and Sanctions. The Loan Parties have implemented and   maintains in effect policies and procedures designed to ensure compliance by the Loan Parties, their   Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and   applicable Sanctions, and the Loan Parties, their Subsidiaries and their respective officers and directors and   to the knowledge of the Loan Parties, their employees and agents, are in compliance with Anti-Corruption   Laws and applicable Sanctions in all material respects. None of (a) any Loan Party, any Subsidiary, any of   their respective directors or officers or employees, or (b) to the knowledge of the Loan Parties, any agent   of the Loan Parties or any Subsidiary that will act in any capacity in connection with or benefit from the   credit facility established hereby, is a Sanctioned Person. No Borrowing, use of proceeds or other   transaction contemplated by this Agreement will violate any Anti-Corruption Law or applicable Sanctions.   SECTION 3.13. EEA Financial Institutions. No Loan Party is an EEA Financial Institution.   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 45 of 199

  31   SECTION 3.14. Plan Assets; Prohibited Transactions. None of the Loan Patties or any of their   Subsidiaries is an entity deemed to hold “plan assets” (within the meaning of the Plan Asset Regulations),   and neither the execution, delivery nor performance of the transactions contemplated under this Agreement,   including the making of any Loan hereunder, will give rise to a non-exempt prohibited transaction under   Section 406 of ERISA or Section 4975 of the Code.   SECTION 3.15. Margin Regulations. No Loan Party is engaged and will not engage,   principally or as one of its important activities, in the business of purchasing or carrying Margin Stock, or   extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any   Borrowing hereunder will be used to buy or carry any Margin Stock. Following the application of the   proceeds of each Borrowing, not more than 25% of the value of the assets (either of any Loan Party or of   the Loan Parties and its Subsidiaries on a consolidated basis) will be Margin Stock.   SECTION 3.16. Solvency. The Borrower and its Subsidiaries taken as a whole are Solvent as   of the Effective Date.   SECTION 3.17. Material Agreements. All material agreements to which any Loan Party or any   Subsidiary is a party or is bound as of the date of this Agreement are listed on Schedule 3.17. No Loan   Party nor any Subsidiary is in default in the performance, observance or fulfillment of any of the obligations,   covenants or conditions contained in (i) any material agreement to which it is a party or (ii) any agreement   or instrument evidencing or governing any Indebtedness in excess of $100,000, in each case, as could not   reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.   SECTION 3.18. Security Interest in Collateral. The provisions of the applicable Collateral   Documents shall be effective to create legal and valid Liens on all of the Collateral in favor of the Lender,   and such Liens constitute perfected (to the extent that perfection is required under the applicable Loan   Document) and continuing Liens on the Collateral, securing the Obligations, enforceable against the   applicable Loan Party and all third parties, and having priority over all other Liens on the Collateral except   in the case of (a) Liens permitted by Section 6.02, to the extent any such Liens would have priority over the   Liens in favor of the Lender pursuant to any applicable law or agreement to the extent such any such Liens   would have priority over the Liens in favor of the Lender pursuant to the terms thereof, (b) Liens perfected   only by possession (including possession of any certificate of title) to the extent the Lender has not obtained   or does not maintain possession of such Collateral, and (c) Liens which pursuant to the applicable Collateral   Document are not required to be perfected.   ARTICLE IV.      Conditions   SECTION 4.01. Effective Date. The obligations of the Lender to make Loans hereunder shall   not become effective until the date on which each of the following conditions is satisfied (or waived in   accordance with Section 9.02):   (a) Delivery of Documents. The Lender shall have received, this Agreement, each   other Loan Document, and all other documents, instruments and information identified on the transaction   checklist attached hereto as Exhibit C (in each case, in form and substance satisfactory to the Lender and,   as applicable, duly executed by the parties thereto), and all other agreements, notes, opinions, certificates,   orders, authorizations, financing statements and other documents which the Lender may reasonably request   on or prior to the Effective Date.   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 46 of 199

  32   (b) Fees and Expenses. The Lender shall have received (or will receive simultaneously   with the initial Borrowings under this Agreement) all fees and other amounts due and payable on or prior   to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out of pocket   expenses required to be reimbursed or paid by the Loan Parties hereunder.   (c) Financial Statements. The Lender shall have received the financial statements of   the Borrower referred to in Section 3.04(a).   (d) KYC Deliverables. (i) The Lender shall have received, at least five days prior to   the Effective Date, all documentation and other information regarding the Borrower requested in connection   with applicable “know your customer” and anti-money laundering rules and regulations, including the   Patriot Act, to the extent requested in writing of the Borrower at least 10 days prior to the Effective Date   and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership   Regulation, at least five days prior to the Effective Date, the Lender that has requested, in a written notice   to the Borrower at least 10 days prior to the Effective Date, a Beneficial Ownership Certification in relation   to the Borrower shall have received such Beneficial Ownership Certification (provided that, upon the   execution and delivery by the Lender of its signature page to this Agreement, the condition set forth in this   clause (ii) shall be deemed to be satisfied).   (e) Security Interests. The Lender shall be satisfied that the Loan Documents shall be   effective to create in favor of the Lender a legal, valid, perfected and enforceable security interest and Lien   upon the Collateral.   (f) Approvals. All governmental and third party approvals, if any, necessary in   connection with the Transactions and the continuing operations of the Loan Parties and their Subsidiaries   (including shareholder approvals, if any) shall have been obtained on terms reasonably satisfactory to the   Lender and shall be in full force and effect.   (g) Other Agreements. There shall not occur as a result of, and after giving effect to,   the initial extension of credit under this Agreement, a default (or any event which with the giving of notice   or lapse of time or both would be a default) under any of the Loan Parties’ or their Subsidiaries debt   instruments and other agreements which would permit and counterparty thereto to exercise remedies   thereunder.   (h) No Material Adverse Effect. No event, change or condition has occurred that   has had, or could reasonably be expected to have, a Material Adverse Effect, since the Petition Date, other   than those events or circumstances customarily resulting from the commencement of the Chapter 11 Case.   (i) DIP Refinancing. The DIP Refinancing shall have been consummated, with   evidence thereof reasonably satisfactory to the Lender, or shall be consummated substantially concurrently   with the borrowings of the initial Term Loans.   (j) Hotel Redemption Loan; Hotel Refinancing Loan. Agent shall have received final   executed copies of each of the Hotel Redemption Credit Agreement and the Hotel Refinancing Credit   Agreement, and all related agreements, documents and instruments as in effect on the Effective Date all of   which shall be satisfactory in form and substance to the Lender and the transactions contemplated by such   documentation shall be consummated prior to or simultaneously with the making of the initial Term Loans.   (k) Closing Cash Balance. On the Effective Date, and immediately after giving effect   to the transactions contemplated on such date, the Borrower shall have unencumbered cash on the balance   sheet of not less than $[__________].   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 47 of 199

  33   (l) Bankruptcy Proceedings.   (i) Other than as set forth in clause (ii) below with respect to the Confirmation   Order, there shall exist no pending or threatened litigation, proceedings, or investigations, whether in the   Court or otherwise, that is not stayed pursuant to Section 362 of the Bankruptcy Code, which contests, or   otherwise seeks to enjoin, stay, or prevent, the consummation of the reorganization of the Borrower   pursuant to the Plan of Reorganization.   (ii) The Court shall have entered an order in the Chapter 11 Case, in form and   substance satisfactory to the Lender (the “Confirmation Order”), confirming the Plan of Reorganization.   The Confirmation Order shall not be stayed by the Court or any other court of competent jurisdiction. The   Plan of Reorganization and the Confirmation Order shall be consistent in all respects with the Restructuring   Support Agreement and shall be otherwise reasonably satisfactory to the Lender. Unless waived in writing   by Lender, the time to appeal the Confirmation Order or to seek review, rehearing, or certiorari with respect   to the Confirmation Order shall have expired, with no appeal or petition for review, rehearing, or certiorari   with respect to the Confirmation Order being pending, and the Confirmation Order shall be in full force   and effect.   (iii) The effective date under the Plan of Reorganization (the “Plan Effective   Date”) shall have occurred in accordance with its terms, and all conditions precedent to the effectiveness   of the Plan of Reorganization shall have been fulfilled or waived in writing by the Lender, including the   execution, delivery, and performance of all instruments, documents, and agreements necessary to effectuate   the Plan of Reorganization.   SECTION 4.02. Each Credit Event. The obligation of the Lender to make a Loan on the   occasion of any Borrowing, is subject to the satisfaction of the following conditions:   (a) The representations and warranties of the Loan Parties set forth in this Agreement   shall be true and correct in all material respects (except for any representation and warranty which, by its   terms, is qualified as to materiality, in which case such representations and warranties are true and correct   in all respects) on and as of the date of such Borrowing.   (b) At the time of and immediately after giving effect to such Borrowing, no Default   or Event of Default shall have occurred and be continuing; provided, however that Lender, in its sole   discretion, may continue to make Loans notwithstanding the existence of a Default or an Event of Default   and that any Loans so made shall not be deemed a waiver of any such Default or Event of Default.   (c) In after giving effect thereto, the aggregate outstanding principal amount of Term   Loans shall not exceed the Maximum Term Loan Amount.   (d) Proceeds of any such Borrowing shall be used solely for the purposes set forth in   Section 5.08.   Each Borrowing shall be deemed to constitute a representation and warranty by the Borrower on   the date thereof as to the matters specified in paragraphs (a) through (d) of this Section.   ARTICLE V.      Affirmative Covenants   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 48 of 199

  34   Until Payment in Full of the Obligations and termination of this Agreement, each Loan Party   covenants and agrees with the Lender that:   SECTION 5.01. Financial Statements; Ratings Change and Other Information. The Borrower   will furnish to the Lender, including their Public-Siders:   (a) within 120 days after the end of each fiscal year of the Borrower (commencing   with the fiscal year ended December 31, 2020), its audited consolidated balance sheet and related statements   of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each   case in comparative form the figures for the previous fiscal year, all reported on by independent public   accountants of recognized national standing (without a “going concern” or like qualification commentary   or exception and without any qualification or exception as to the scope of such audit) to the effect that such   consolidated financial statements present fairly in all material respects the financial condition and results   of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with   GAAP consistently applied. Notwithstanding the foregoing, delivery of the audited financial statements   under this Section 5.01(a) and delivery of the certificate of the applicable accounting firm described in   Section 5.01(d) below, may be waived, in writing, by Lender (in its sole discretion) and the Lender may   permit (in its sole discretion) the delivery of “reviewed” and/or “internally-prepared unaudited” financial   statements in lieu thereof;   (b) within 45 days after the end of each fiscal month of the Borrower (commencing   with the month ended [________ __], 2020), its consolidated balance sheet and related statements of   operations, stockholders’ equity and cash flows as of and for such fiscal month and the then elapsed portion   of the fiscal year, setting forth in the case of the consolidated balance sheet in comparative form the figures   as of the end of the previous fiscal year, and in the case of consolidated statements of operations in   comparative form the figures for the corresponding period or periods of the previous fiscal year, all certified   by one of its Financial Officers as presenting fairly in all material respects the financial condition and results   of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with   GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;   (c) concurrently with any delivery of financial statements under clause (a) or (b)   above, a certificate of a Financial Officer of the Borrower (i) certifying as to whether a Default has occurred   and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken   with respect thereto and (ii) stating whether any change in GAAP or in the application thereof has occurred   since the date of the audited financial statements referred to in Section 3.04 and, if any such change has   occurred, specifying the effect of such change on the financial statements accompanying such certificate;   (d) concurrently with any delivery of financial statements under clause (a) above, a   certificate of the accounting firm that reported on such financial statements stating whether they obtained   knowledge during the course of their examination of such financial statements of any Default (which   certificate may be limited to the extent required by accounting rules or guidelines);   (e) promptly after the same become publicly available, copies of all periodic and other   reports, proxy statements and other materials filed by the Loan Parties or any Subsidiary with the SEC or   any Governmental Authority succeeding to any or all of the functions of said Commission, or with any   national securities exchange, or distributed by the Loan Parties to their shareholders generally, as the case   may be;   (f) promptly after receipt thereof by the Loan Parties or any Subsidiary, copies of each   notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S.   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 49 of 199

  35   jurisdiction) concerning any investigation or possible investigation or other inquiry by the SEC or such   other agency regarding financial or other operational results of the Loan Parties or any Subsidiary thereof;   (g) promptly following any request therefor, copies of any detailed audit reports,   management letters or recommendations submitted to the board of directors (or the audit committee of the   board of directors) of the Borrower by independent accountants in connection with the accounts or books   of the Borrower or any Subsidiary, or any audit of any of them as the Lender may reasonably request;   (h) at the request of the Lender, no later than five (5) Business Days prior to the entry   of the Final Order and five (5) Business Days prior to confirmation of the Plan of Reorganization, budget   of Borrower and its Subsidiaries for the remaining months of the then current fiscal year, containing, among   other things, a pro forma balance sheet, statement of income and statement of cash flows for each such   remaining month of such fiscal year, which budget shall be based on reasonable estimates, information and   assumptions that are reasonable at the time in light of the circumstances then existing, with detail and   calculations supporting such assumptions, in form and substance acceptable to the Lender; and   (i) promptly following any request therefor, (x) such other information regarding the   operations, business affairs and financial condition of the Loan Parties or any Subsidiary, or compliance   with the terms of this Agreement, as the Lender may reasonably request and (y) information and   documentation reasonably requested by the Lender for purposes of compliance with applicable “know your   customer” and anti-money laundering rules and regulations, including the Patriot Act and the Beneficial   Ownership Regulation.   Documents required to be delivered pursuant to Section 5.01(a), (b) or (e) (to the extent any such   documents are included in materials otherwise filed with the SEC) may be delivered electronically and, if   so delivered, shall be deemed to have been delivered on the date (i) on which such materials are publicly   available as posted on the Electronic Data Gathering, Analysis and Retrieval system (EDGAR); or (ii) on   which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to   which the Lender has access (whether a commercial, third-party website or whether made available by the   Lender); provided that: (A) upon written request by the Lender to the Borrower, the Borrower shall deliver   paper copies of such documents to the Lender until a written request to cease delivering paper copies is   given by the Lender and (B) the Borrower shall notify the Lender (by telecopier or electronic mail) of the   posting of any such documents and provide to the Lender by electronic mail electronic versions (i.e., soft   copies) of such documents. The Lender shall have no obligation to request the delivery of or to maintain   paper copies of the documents referred to above.   SECTION 5.02. Notices of Material Events. Promptly upon the Borrower’s (or any   Responsible Officer’s) receipt of written notice or actual knowledge thereof, the Borrower will furnish to   the Lender written notice of the following:   (a) the occurrence of any Default;   (b) the filing or commencement of any Proceeding by or before any arbitrator or   Governmental Authority against or affecting the Borrower or any Affiliate thereof, including pursuant to   any applicable Environmental Laws, that, if adversely determined, could reasonably be expected to result   in a Material Adverse Effect;   (c) the occurrence of any ERISA Event that, alone or together with any other ERISA   Events that have occurred, could reasonably be expected to result in liability of the Borrower and its   Subsidiaries in an aggregate amount exceeding $100,000;   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 50 of 199

  36   (d) notice of any action arising under any Environmental Law or of any   noncompliance by the Borrower or any Subsidiary with any Environmental Law or any permit, approval,   license or other authorization required thereunder that, if adversely determined, could reasonably be   expected to result in a Material Adverse Effect;   (e) any material change in accounting or financial reporting practices by the Borrower   or any Subsidiary;   (f) [Reserved];   (g) any other development that results in, or could reasonably be expected to result in,   a Material Adverse Effect;   (h) any change in the information provided in the Beneficial Ownership Certification   delivered to the Lender that would result in a change to the list of beneficial owners identified in such   certification; and   Each notice delivered under this Section 5.02 shall be in writing, (ii) shall contain a heading or a   reference line that reads “Notice under Section 5.02 ([__]) of that certain Credit Agreement dated [_____   __], 2020” and (iii) shall be accompanied by a statement of a Financial Officer or other executive officer   of the Borrower setting forth the details of the event or development requiring such notice and any action   taken or proposed to be taken with respect thereto.   SECTION 5.03. Existence; Conduct of Business. Except to the extent approved, in writing, by   Lender, the Loan Parties will, and will cause each of their Subsidiaries to, do or cause to be done all things   necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses,   permits, privileges and franchises material to the conduct of its business; provided that the foregoing shall   not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03.   SECTION 5.04. Payment of Obligations. The Loan Parties will, and will cause each of their   Subsidiaries to, pay its obligations, including Tax liabilities, that, if not paid, could result in a Material   Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or   amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such   Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and   (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material   Adverse Effect.   SECTION 5.05. Maintenance of Properties; Insurance. The Loan Parties will, and will cause   each of their Subsidiaries to, (a) keep and maintain all property material to the conduct of its business in   good working order and condition, ordinary wear and tear excepted, and (b) maintain, with financially   sound and reputable insurance companies, insurance in such amounts and against such risks as are   customarily maintained by companies engaged in the same or similar businesses operating in the same or   similar locations.   SECTION 5.06. Books and Records; Inspection Rights. The Loan Parties will, and will cause   each of their Subsidiaries to, keep proper books of record and account in which full, true and correct entries   are made of all dealings and transactions in relation to its business and activities. The Loan Parties will,   and will cause each of their Subsidiaries to, permit any representatives designated by the Lender, upon at   least 3 Business Days’ notice, to visit and inspect its properties, to examine and make extracts from its   books and records, to discuss its affairs, finances and condition with its officers and independent   accountants (and hereby authorizes the Lender to contact its independent accountants directly) and to   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 51 of 199

  37   provide contact information for each bank where each Loan Party has a depository and/or securities account   and each such Loan Party hereby authorizes the Lender to contact the bank(s) in order to request bank   statements and/or balances, all at such reasonable times and as often as reasonably requested.   SECTION 5.07. Compliance with Laws. The Loan Parties will, and will cause each of their   Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority   applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not   reasonably be expected to result in a Material Adverse Effect. The Loan Parties will maintain in effect and   enforce policies and procedures designed to ensure compliance by the Loan Parties, their Subsidiaries and   their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable   Sanctions.   SECTION 5.08. Use of Proceeds . (a) The proceeds of the Loans will be used by the Borrower   solely on or after the Effective Date (1) to consummate the DIP Refinancing, (2) subject to any restrictions   or limitations set forth in the Plan of Reorganization (including the Claims Caps), to fund distributions   under the Plan of Reorganization and to pay fees and expenses in connection with the Transactions   (including, without limitation, the payment of all amounts arising, occurring and/or accruing between the   date of the Confirmation Order and the Effective Date), (3) for the financing of the Borrower’s ordinary   working capital and other general corporate needs, (4) for the financing of operating expenses of the Hotel   (as defined in the Restructuring Support Agreement); provided, that, prior to the payment of any such   operating expenses, Borrower shall provide Lender with a reasonably detailed description of such operating   expenses and such operating expenses shall have been approved by Lender in writing, and (5) for the   payment of all fees, costs, expenses and other items required to be paid under Sections 5.10 and 9.03 hereof.   (b) No part of the proceeds of any Loan will be used, whether directly or indirectly,   for any purpose that entails a violation of any of the regulations of the Federal Reserve Board, including   Regulations T, U and X. The Borrower will not request any Borrowing, and the Borrower shall not use,   and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents   shall not use, the proceeds of any Borrowing (A) in furtherance of an offer, payment, promise to pay, or   authorization of the payment or giving of money, or anything else of value, to any Person in violation of   any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business   or transaction of or with any Sanctioned Person, or in any Sanctioned Country, except to the extent   permitted for a Person required to comply with Sanctions, or (C) in any manner that would result in the   violation of any Sanctions applicable to any party hereto.   SECTION 5.09. Accuracy of Information. The Loan Parties will ensure that any information,   including financial statements or other documents, furnished to the Lender in connection with this   Agreement or any amendment or modification hereof or waiver hereunder contains no material   misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light   of the circumstances under which they were made, not misleading, and the furnishing of such information   shall be deemed to be a representation and warranty by the Loan Parties on the date thereof as to the matters   specified in this Section.   SECTION 5.10. Lender’s Advisors. The Lender shall be entitled to retain or to continue to   retain (either directly or through counsel) the Lender’s Advisors to provide advice, analysis and reporting   for the benefit of the Lender. The Loan Parties shall pay all fees and expenses of the Lender’s Advisor and   all such fees and expenses shall constitute Obligations and be secured by the Collateral. The Loan Parties   and their advisors shall grant access to, and cooperate in all respects with, the Lender, the Lender’s   Advisors, and any other representatives of the foregoing and provide all information that such parties may   request in a timely manner.   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 52 of 199

  38   SECTION 5.11. Additional Guarantors and Security. Upon (i) the request of Lender with   respect to any wholly-owned Subsidiary of any Loan Party existing on the Effective Date or upon the   formation or acquisition of any new wholly-owned Subsidiarity of any Loan Party after the Effective Date,   and (ii) upon the acquisition of any property (other than Excluded Assets) and by any Loan Party, which   property, in the reasonable judgment of the Lender, is not already subject to a perfected Lien in favor of the   Lender, the Borrower shall, at the Borrower’s expense, (x) with respect to Subsidiaries described in clause   (i) above, cause each such Subsidiary to duly execute and deliver to the Lender a joinder to this Agreement   as a Guarantor, in form and substance reasonably satisfactory to the Lender, a Security Agreement   Supplement, any Intellectual Property Security Agreements required by the Security Agreement and any   other documentation required by the Collateral Documents, and deliver to the Lender all possessory   collateral as required under the Collateral Documents and (y) upon the acquisition of any property described   in clause (ii) above, cause the applicable Subsidiary to deliver a Security Agreement Supplement, any   Intellectual Property Security Agreements required by the Security Agreement and any other   documentation required by the Collateral Documents and deliver to the Lender all possessory collateral as   required under the Collateral Documents.   SECTION 5.12. [Post-Closing Obligations. The Loan Parties shall complete the actions   specified in this Section 5.12 within the time periods specified herein, or such longer period of time as   Lender may agree to in its sole discretion:]   (a) [TBD].   ARTICLE VI.      Negative Covenants   Until Payment in Full of the Obligations and termination of this Agreement, the Loan Parties   covenant and agree with the Lender that:   SECTION 6.01. Indebtedness. The Loan Parties will not, and will not permit any Subsidiary   to, create, incur, assume or permit to exist any Indebtedness, except:   (a) Indebtedness created hereunder;   (b) Indebtedness under the Hotel Redemption Credit Agreement in an aggregate   principal amount not to exceed $[22,500,000] at any time;   (c) Indebtedness under the Hotel Refinancing Credit Agreement in an aggregate   principal amount not to exceed $[37,000,000] at any time;   (d) Indebtedness existing on the date hereof and set forth in Schedule 6.01 and   extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding   principal amount thereof;   (e) Indebtedness of a Loan Party or any Subsidiary to any other Loan Party or   Subsidiary consisting of intercompany loans permitted by Section 6.05(c).   SECTION 6.02. Liens. The Loan Parties will not, and will not permit any Subsidiary to, create,   incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it,   or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof,   except:   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 53 of 199

  39   (a) Liens of the Lender created pursuant to any Loan Document;   (b) Liens of the Hotel Redemption Lender securing Indebtedness permitted under   Section 6.01(b);   (c) Liens of the Hotel Refinancing Lender securing Indebtedness permitted under   Section 6.01(c);   (d) Permitted Encumbrances; and   (e) any Lien on any property or asset of the Loan Parties or any Subsidiary existing   on the date hereof and set forth in Schedule 6.02; provided that (i) such Lien shall not apply to any other   property or asset of the Loan Party or any Subsidiary and (ii) such Lien shall secure only those obligations   which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase   the outstanding principal amount thereof.   Notwithstanding the foregoing, (x) Liens permitted under this Section 6.02 (b), (d) and (e) shall at all times   be junior and subordinate to the Liens under the Loan Documents securing the Obligations and (y) Liens   permitted under this Section 6.02(a) and (c) shall at all times be subject to the Lien priorities set forth in the   Intercreditor Agreement.   SECTION 6.03. Fundamental Changes. (a) The Loan Parties will not, and will not permit any   Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or   consolidate with it, or otherwise Dispose of all or substantially all of its assets, or all or substantially all of   the stock of any of its Subsidiaries (in each case, whether now owned or hereafter acquired), or liquidate or   dissolve; except that, if at the time thereof and immediately after giving effect thereto no Default shall have   occurred and be continuing (i) any Subsidiary may merge into any Subsidiary in a transaction in which the   surviving entity is a Subsidiary, (ii) any Subsidiary may Dispose of its assets to a Loan Party and (iii) any   Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or   dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lender;   provided that any such merger involving a Person that is not a wholly owned Subsidiary immediately prior   to such merger shall not be permitted unless also permitted by Section 6.05.   (b) The Loan Parties will not, and will not permit any of their Subsidiaries to, engage   to any material extent in any business other than businesses of the type conducted by such Loan Party and   its Subsidiaries on the date of execution of this Agreement and businesses reasonably related thereto.   (c) The Borrower will not permit its fiscal year to end on a day other than December   31 or change the Borrower’s method of determining its fiscal quarters.   SECTION 6.04. Dispositions. The Loan Parties will not, and will not permit any Subsidiary   to, make any Disposition, except:   (a) Dispositions of equipment or Inventory in the ordinary course of business   consistent with past practices, that is substantially worn, damaged, obsolete or, in the judgment of a Loan   Party, no longer useful or necessary in its business or that of any Subsidiary; provided, that, any equipment   or Inventory subject to such Disposition is contemporaneously replaced with equipment or Inventory, as   applicable, of substantially the same utility and substantially the same (or greater) value;   (b) Dispositions of property by any Subsidiary that is not a Loan Party to a Loan Party;   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 54 of 199

  40   (c) Dispositions permitted by Section 6.03;   (d) leases, licenses, subleases or sublicenses (including the provision of open source   software under an open source license) granted in the ordinary course of business and on ordinary   commercial terms that do not interfere in any material respect with the business of the Loan Parties and   their Subsidiaries;   (e) Restricted Payments permitted by Section 6.07 and investments permitted by   Section 6.05;   (f) Dispositions of cash and Permitted Investments, in each case in the ordinary course   of business; and   (g) Dispositions approved in writing by the Investment Committee or the Lender (in   its sole discretion).   SECTION 6.05. Investments, Loans, Advances, Guarantees. The Loan Parties will not, and   will not permit any of its Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with   any Person that was not a wholly owned Subsidiary prior to such merger) any capital stock, evidences of   indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing)   of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to   exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one   transaction or a series of transactions) any assets of any other Person constituting a business unit, except:   (a) Permitted Investments;   (b) investments by the Loan parties existing on the date hereof in the capital stock of   their Subsidiaries;   (c) loans or advances made by the Loan Parties to another Loan Party, in each case,   consistent with past practices and on an arms-length basis and provided that all such loans shall be   unsecured and subordinated on terms acceptable to Lender to the payment in full of the Obligations;   (d) Guarantees of Indebtedness permitted by Section 6.01(c), (d) and (e), so long as   such guarantee is subordinated to the Obligations on the same terms as the Indebtedness so Guaranteed is   subordinated to the Obligations.   SECTION 6.06. Swap Agreements. The Loan Parties will not, and will not permit any of their   Subsidiaries to, enter into any Swap Agreement, except (a) Swap Agreements entered into to hedge or   mitigate risks to which the Loan Parties or any Subsidiary has actual exposure (other than those in respect   of Equity Interests of the Loan Parties or any of its Subsidiaries), and (b) Swap Agreements entered into in   order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate   to another floating rate or otherwise) with respect to any interest-bearing liability or investment of the Loan   Parties or any Subsidiary.   SECTION 6.07. Restricted Payments; Certain Payments of Indebtedness. (a) The Loan Parties   will not, and will not permit any of their Subsidiaries to, declare or make, or agree to pay or make, directly   or indirectly, any Restricted Payment, except (i) the Loan Parties may declare and pay dividends with   respect to its Equity Interests payable solely in additional shares of their common stock, (ii) Subsidiaries   may declare and pay dividends ratably with respect to their Equity Interests and (iii) the Loan Parties may   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 55 of 199

  41   make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for   management or employees of the Loan Parties and their Subsidiaries.   (b) No Loan Party will, nor will it permit any Subsidiary to prepay, redeem, purchase,   defease or otherwise satisfy prior to the scheduled maturity thereof in any manner any Indebtedness, except   payments in respect of the Obligations.   SECTION 6.08. Transactions with Affiliates. The Loan Parties will not, and will not permit   any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or   otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of   its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less   favorable to the Loan Parties or such Subsidiary than could be obtained on an arm’s-length basis from   unrelated third parties, (b) transactions between or among the Loan Parties and its wholly owned   Subsidiaries not involving any other Affiliate, or (c) any Restricted Payment permitted by Section 6.07.   SECTION 6.09. Restrictive Agreements. The Loan Parties will not, and will not permit any of   their Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other   arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Loan Parties or any   Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability   of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to   make or repay loans or advances to the Loan Parties or any other Subsidiary or to Guarantee Indebtedness   of the Loan Parties or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions   and conditions imposed by law or by this Agreement, (ii) the foregoing shall not apply to restrictions and   conditions existing on the date hereof identified on Schedule 6.09 (but shall apply to any extension or   renewal of, or any amendment or modification expanding the scope of, any such restriction or condition),   (iii), clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement   relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only   to the property or assets securing such Indebtedness and (iv) clause (a) of the foregoing shall not apply to   customary provisions in leases and other contracts restricting the assignment thereof.   SECTION 6.10. Amendment of Material Documents. No Loan Party will, nor shall any Loan   Party permit any Subsidiary to, amend, modify or waive any of its rights under (i) any documents relating   to any Material Indebtedness, other than with the prior written consent of the Lender; provided that   immaterial amendments of an administrative, mechanical, ministerial or technical nature may be made so   long as contemporaneous notice thereof is given to the Lender or (ii) any of its Organization Documents or   the Restructuring Support Agreement, in each case, in a manner materially adverse to the Lender.   ARTICLE VII.      Events of Default   SECTION 7.01. Events of Default. If any of the following events (“Events of Default”) shall   occur:   (a) the Borrower shall fail to pay any principal of any Loan when and as the same shall   become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or   otherwise;   (b) the Borrower shall fail to pay (i) any interest on any Loan when and as the same   shall become due and payable or (ii) any fee or any other amount (other than an amount referred to in clause   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 56 of 199

  42   (a) of this Article) payable under this Agreement or any other Loan Document, within 5 days of the date   the same shall become due and payable;   (c) any representation or warranty made or deemed made by any Loan Party or any   Subsidiary in or in connection with this Agreement, any other Loan Document, or any amendment or   modification hereof or thereof or waiver hereunder or thereunder, or in any report, certificate, financial   statement or other document furnished pursuant to or in connection with this Agreement, any other Loan   Document, or any amendment or modification hereof or thereof or waiver hereunder or thereunder, shall   prove to have been incorrect when made or deemed made;   (d) the Loan Parties shall fail to observe or perform any covenant, condition or   agreement contained in Section 5.01, 5.02, 5.03 (with respect to the Borrower’s existence), 5.08, 5.10, 5.11,   5.12, or in Article VI;   (e) the Borrower shall fail to observe or perform any covenant, condition or agreement   contained in and Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and   such failure shall continue unremedied for a period of 10 days after written notice thereof from the Lender   to the Borrower;   (f) the Loan Parties or any Subsidiary shall fail to make any payment (whether of   principal or interest and regardless of amount) in respect of any Material Indebtedness (other than the Hotel   Redemption Loan and the Hotel Refinancing Loan), when and as the same shall become due and payable;   (g) any event or condition occurs that results in any Material Indebtedness (other than   the Hotel Redemption Loan and the Hotel Refinancing Loan) becoming due prior to its scheduled maturity   or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or   holders of any Material Indebtedness (other than the Hotel Redemption Loan and the Hotel Refinancing   Loan) or any trustee or agent on its or their behalf to cause any Material Indebtedness (other than the Hotel   Redemption Loan and the Hotel Refinancing Loan) to become due, or to require the prepayment,   repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g)   shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the   property or assets securing such Indebtedness;   (h) an involuntary proceeding shall be commenced or an involuntary petition shall be   filed seeking (i) liquidation, reorganization or other relief in respect of the Loan Parties or any Subsidiary   or its debts, or of a substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency,   receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian,   sequestrator, conservator or similar official for the Loan Parties or any Subsidiary or for a substantial part   of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 90 days or   an order or decree approving or ordering any of the foregoing shall be entered;   (i) any Loan Party or any Subsidiary shall (i) voluntarily commence any proceeding   or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign   bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution   of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h)   of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator,   conservator or similar official for the Loan Parties or any Subsidiary or for a substantial part of its assets,   (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding,   (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting   any of the foregoing;   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 57 of 199

  43   (j) any Loan Party or any Subsidiary shall become unable, admit in writing its   inability or fail generally to pay its debts as they become due;   (k) one or more judgments for the payment of money, in a cumulative amount (with   all other judgment(s)) in excess of $250,000, shall be rendered against any Loan Party, any Subsidiary or   any combination thereof and the same shall remain undischarged for a period of 60 consecutive days during   which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor   to attach or levy upon any assets of any Loan Party or any Subsidiary to enforce any such judgment;   (l) an ERISA Event shall have occurred that, in the opinion of the Lender, when taken   together with all other ERISA Events that have occurred, could reasonably be expected to result in a   Material Adverse Effect;   (m) a Change in Control shall occur; or   (n) any material provision of any Loan Document, at any time after its execution and   delivery and for any reason other than as expressly permitted hereunder or thereunder or Payment in Full   of all Obligations, ceases to be in full force and effect; or the Borrower or any other Person contests in   writing the validity or enforceability of any provision of any Loan Document; or the Borrower denies in   writing that it has any or further liability or obligation under any Loan Document, or purports in writing to   revoke, terminate or rescind any Loan Document.   (o) the Loan Guaranty shall fail to remain in full force or effect or any action shall be   taken to discontinue or to assert the invalidity or unenforceability of the Loan Guaranty, or any Guarantor   shall deny that it has any further liability under the Loan Guaranty to which it is a party, or shall give notice   to such effect, including, but not limited to notice of termination delivered pursuant to Section 10.08;   (p) except as permitted by the terms of any Collateral Document or as otherwise   agreed to by Lender, in writing in its sole discretion, (i) any Collateral Document shall for any reason fail   to create a valid security interest in any Collateral purported to be covered thereby, or (ii) any Collateral   Document shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected   or recorded Lien on and security interest in any portion of the Collateral purported to be covered thereby,   or such Lien or other security interest shall cease to have the status and priority provided by such Collateral   Document;   (q) (i) the Loan Parties or any Subsidiary shall fail to make any payment (whether of   principal or interest and regardless of amount) in respect of the Hotel Redemption Loan or the Hotel   Refinancing Loan, when and as the same shall become due and payable, or (ii) any “event of default” occurs   under the Hotel Redemption Credit Agreement or the Hotel Refinancing Credit Agreement, or (iii) any   event or condition occurs that results in the Hotel Redemption Loan or the Hotel Refinancing Loan   becoming due prior to its respective scheduled maturity or that enables or permits (with or without the   giving of notice, the lapse of time or both) the holder or holders of the Hotel Redemption Loan or the Hotel   Refinancing Loan or any trustee or agent on its or their behalf to cause Hotel Redemption Loan or the Hotel   Refinancing Loan, as applicable, to become due, or to require the prepayment, repurchase, redemption or   defeasance thereof, prior to its respective scheduled maturity.   SECTION 7.02. Remedies Upon an Event of Default. If an Event of Default occurs, the Lender   may, by notice to the Borrower, take any or all of the following actions, at the same or different times:   (a) terminate the Commitments, and thereupon the Commitments shall terminate   immediately;   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 58 of 199

  44   (b) declare the Loans then outstanding to be due and payable in whole (or in part, in   which case any principal not so declared to be due and payable may thereafter be declared to be due and   payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued   interest thereon and all fees and other obligations accrued hereunder and under any other Loan Document,   shall become due and payable immediately, without presentment, demand, protest or other notice of any   kind, all of which are hereby waived by each Loan Party; and   (c) exercise on behalf of itself all rights and remedies available to it under the Loan   Documents and Applicable Law.   In addition to any other rights and remedies granted to the Lender in the Loan Documents, the   Lender may exercise all rights and remedies of a secured party under the New York Uniform Commercial   Code or any other applicable law. Without limiting the generality of the foregoing, the Lender, without   demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except   any notice required by law referred to below) to or upon any Loan Party or any other Person (all and each   of which demands, defenses, advertisements and notices are hereby waived by each Loan Party on behalf   of itself and its Subsidiaries), may in such circumstances forthwith collect, receive, appropriate and realize   upon the Collateral, or any part thereof, or consent to the use by any Loan Party of any cash collateral   arising in respect of the Collateral on such terms as the Lender deems reasonable, and/or may forthwith   sell, lease, assign give an option or options to purchase or otherwise dispose of and deliver, or acquire by   credit bid on behalf of itself, the Collateral or any part thereof (or contract to do any of the foregoing), in   one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Lender   or elsewhere, upon such terms and conditions as it may deem advisable and at such prices as it may deem   best, for cash or on credit or for future delivery, all without assumption of any credit risk. The Lender shall   have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private   sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of   redemption in any Loan Party, which right or equity is hereby waived and released by each Loan Party on   behalf of itself and its Subsidiaries. Each Borrower further agrees on behalf of itself and its Subsidiaries,   at the Lender’s request, to assemble the Collateral and make it available to the Lender at places which the   Lender shall reasonably select, whether at the premises of the Borrower, another Loan Party or elsewhere.   The Lender shall apply the net proceeds of any action taken by it pursuant to this Article VII, after deducting   all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care   or safekeeping of any of the Collateral or in any other way relating to the Collateral or the rights of the   Lender hereunder, including reasonable attorneys’ fees and disbursements, to the payment in whole or in   part of the obligations of the Loan Parties under the Loan Documents, in such order as the Lender may   elect, and only after such application and after the payment by the Lender of any other amount required by   any provision of law, including Section 9-615(a)(3) of the New York Uniform Commercial Code, need the   Lender account for the surplus, if any, to any Loan Party. To the extent permitted by applicable law, each   Borrower on behalf of itself and its Subsidiaries waives all Liabilities it may acquire against the Lender   arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other   disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if   given at least 10 days before such sale or other disposition.   SECTION 7.03. Application of Payments. If an Event of Default has occurred and is   continuing, Lender may apply any funds in its possession, whether from any Loan Party’s account balances,   payments, proceeds realized as the result of any disposition of the Collateral, or otherwise, to the   Obligations in such order as Lender shall determine in its sole discretion. Any surplus shall be paid to Loan   Parties or other Persons legally entitled thereto; Loan Parties shall remain liable to Lender for any   deficiency. If Lender, in its good faith business judgment, directly or indirectly enters into a deferred   payment or other credit transaction with any purchaser at any sale of Collateral, Lender shall have the   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 59 of 199

  45   option, exercisable at any time, of either reducing the Obligations by the principal amount of the purchase   price or deferring the reduction of the Obligations until the actual receipt by Lender of cash therefor.   ARTICLE VIII.      [Reserved.]   ARTICLE IX.      Miscellaneous   SECTION 9.01. Notices. (a) Except in the case of notices and other communications expressly   permitted to be given by telephone (and subject to paragraph (b) below), all notices and other   communications provided for herein shall be in writing and shall be delivered by hand or overnight courier   service, mailed by certified or registered mail or sent by telecopy, as follows:   (i) if to the Borrower or any other Loan Party, to it at 7001 N. Scottsdale   Road, Suite 2050, Scottsdale, Arizona 85253, Attention of Chad Parson, Chief Executive Officer and   Chairman, (Telecopy No. (480) 840-8401), with a copy by electronic mail to Borrower’s legal department   at legal@imhfc.com; and   (ii) if to the Lender, to JPMorgan Chase Funding Inc., JPMorgan Loan   Services, 500 Stanton Christiana Road, Ops 2, 3rd Floor Newark, DE 19713, Attention of Loan and Agency   Services Group (Fax No. 1 (302) 634-3301).   Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed   to have been given when received; notices sent by facsimile shall be deemed to have been given when sent   (except that, if not given during normal business hours for the recipient, shall be deemed to have been given   at the opening of business on the next business day for the recipient).   (b) [Reserved].   (c) Unless the Lender otherwise prescribes, (i) notices and other communications sent   to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the   intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other   written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website   shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as   described in the foregoing clause (i), of notification that such notice or communication is available and   identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice,   email or other communication is not sent during the normal business hours of the recipient, such notice or   communication shall be deemed to have been sent at the opening of business on the next business day for   the recipient.   (d) Any party hereto may change its address or telecopy number for notices and other   communications hereunder by notice to the other parties hereto.   SECTION 9.02. Waivers; Amendments. (a) No failure or delay by the Lender in exercising   any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of   any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power,   preclude any other or further exercise thereof or the exercise of any other right or power. The rights and   remedies of the Lender hereunder are cumulative and are not exclusive of any rights or remedies that they   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 60 of 199

  46   would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the   Loan Parties therefrom shall in any event be effective unless the same shall be permitted by paragraph (b)   of this Section, and then such waiver or consent shall be effective only in the specific instance and for the   purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not   be construed as a waiver of any Event of Default, regardless of whether the Lender may have had notice or   knowledge of such Event of Default at the time.   (b) Subject to Section 2.09, no modification, amendment, extension, discharge,   termination or waiver of any provision of this Agreement or of any other Loan Document, nor consent to   any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in a   writing signed by the Loan Parties and Lender. Except as otherwise expressly provided herein, no notice   to, or demand on Loan Parties, shall entitle Loan Parties to any other or future notice or demand in the   same, similar or other circumstances.   SECTION 9.03. Expenses; Limitation of Liability; Indemnity, Etc. (a) Expenses. The Loan   Parties shall pay (i) all reasonable out of pocket expenses incurred by the Lender and its Affiliates, including   the reasonable fees, charges and disbursements of Lender’s Advisors, in connection with the credit facilities   provided for herein, the preparation and administration of this Agreement, the Hotel Redemption Credit   Agreement, the Hotel Refinancing Credit Agreement, the other Loan Documents (as such term is used in   this Agreement, the Hotel Redemption Credit Agreement and the Hotel Refinancing Credit Agreement),   the Definitive Documents, the Confirmation Order, and any transaction contemplated thereby, or any   amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions   contemplated hereby or thereby shall be consummated), and (ii) all out-of-pocket expenses incurred by the   Lender, including the fees, charges and disbursements of any of the Lender’s Advisors or counsel for the   Lender, in connection with the enforcement or protection of its rights in connection with this Agreement,   the Hotel Redemption Credit Agreement, the Hotel Refinancing Credit Agreement, the other Loan   Documents (as such term is used in of this Agreement, the Hotel Redemption Credit Agreement and the   Hotel Refinancing Credit Agreement), the Collateral (as such term is used in this Agreement, the Hotel   Redemption Credit Agreement and the Hotel Refinancing Credit Agreement), the Definitive Documents,   the Confirmation Order, and any transaction contemplated thereby, including its rights under this Section,   including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in   respect of such Loans.   (b) Limitation of Liability. To the extent permitted by applicable law (i) no Loan Party   shall assert, and each Loan Party hereby waives, any claim against the Lender, and any Related Party of   any of the foregoing Persons (each such Person being called a “Lender-Related Person”) for any Liabilities   arising from the use by others of information or other materials (including, without limitation, any personal   data) obtained through telecommunications, electronic or other information transmission systems   (including the Internet), and (ii) no party hereto shall assert, and each such party hereby waives, any   Liabilities against any other party hereto, on any theory of liability, for special, indirect, consequential or   punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result   of, this Agreement, the Hotel Redemption Credit Agreement, the Hotel Refinancing Credit Agreement, the   other Loan Documents (as such term is used in this Agreement, the Hotel Redemption Credit Agreement   and the Hotel Refinancing Credit Agreement), or any agreement or instrument contemplated hereby or   thereby, the Transactions, any Loan or the use of the proceeds thereof; provided that, nothing in this Section   9.03(b) shall relieve any Loan Party of any obligation it may have to indemnify an Indemnitee, as provided   in Section 9.03(c), against any special, indirect, consequential or punitive damages asserted against such   Indemnitee by a third party.   (c) Indemnity. The Loan Parties shall indemnify the Lender, and each Related Party   of any of the Lender (each such Person being called an “Indemnitee”) against, and hold each Indemnitee   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 61 of 199

  47   harmless from, any and all Liabilities and related expenses, including the fees, charges and disbursements   of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in   connection with, or as a result of (i) the execution or delivery of this Agreement, the Hotel Redemption   Credit Agreement, the Hotel Refinancing Credit Agreement, the other Loan Documents (as such term is   used in this Agreement, the Hotel Redemption Credit Agreement and the Hotel Refinancing Credit   Agreement), any Definitive Document, or any agreement or instrument contemplated hereby or thereby,   the performance by the parties hereto of their respective obligations hereunder or thereunder or the   consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or the use   of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from   any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability   related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective Proceeding   relating to any of the foregoing, whether or not such Proceeding is brought by any Loan Party or equity   holders, Affiliates, creditors or any other third Person and whether based on contract, tort or any other   theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not,   as to any Indemnitee, be available to the extent that such Liabilities or related expenses are determined by   a court of competent jurisdiction by final and nonappealable judgment to have resulted primarily from the   gross negligence or willful misconduct of such Indemnitee. This Section 9.03(c) shall not apply with   respect to Taxes other than any Taxes that represent losses, claims or damages arising from any non-Tax   claim. The agreements in this Section shall survive the termination of this Agreement and the Payment in   Full of the Obligations.   (d) Payments. All amounts due under this Section 9.03 shall be payable after written   demand therefor.   SECTION 9.04. Successors and Assigns. The provisions of this Agreement shall be binding   upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted   hereby. No Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without   the prior written consent of Lender (and any attempted assignment or transfer by such Loan Party without   such consent shall be null and void). Lender may, without the consent of or notice to Loan Parties, sell,   transfer, assign, negotiate, or grant participation in all or any part of, or any interest in, Lender’s obligations,   rights, and benefits under this Agreement and the other Loan Documents.   SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by   the Borrower herein and in the other Loan Documents and in the certificates or other instruments delivered   in connection with or pursuant to this Agreement or any other Loan Documents shall be considered to have   been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement   and the making of any Loans regardless of any investigation made by any such other party or on its behalf   and notwithstanding that the Lender may have had notice or knowledge of any Default or incorrect   representation or warranty at the time any credit is extended hereunder, and shall continue in full force and   effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable   under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or   terminated. The provisions of Sections 2.10, 2.11, 2.12 and 9.03 shall survive and remain in full force and   effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans,   the expiration or termination of the Commitments or the termination of this Agreement or any provision   hereof.   SECTION 9.06. Counterparts; Integration; Effectiveness; Electronic Execution. (a) This   Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each   of which shall constitute an original, but all of which when taken together shall constitute a single contract.   This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable   to the Lender constitute the entire contract among the parties relating to the subject matter hereof and   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 62 of 199

  48   supersede any and all previous agreements and understandings, oral or written, relating to the subject matter   hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been   executed by the Lender and when the Lender shall have received counterparts hereof which, when taken   together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and   inure to the benefit of the parties hereto and their respective successors and assigns.   (b) Delivery of an executed counterpart of a signature page of (x) this Agreement, (y)   any other Loan Document and/or (z) any document, amendment, approval, consent, information, notice   (including, for the avoidance of doubt, any notice delivered pursuant to Section 9.01), certificate, request,   statement, disclosure or authorization related to this Agreement, any other Loan Document and/or the   transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic   Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of   an actual executed signature page shall be effective as delivery of a manually executed counterpart of this   Agreement, such other Loan Document or such Ancillary Document, as applicable. The words “execution,”   “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement, any other Loan   Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or   the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other   electronic means that reproduces an image of an actual executed signature page), each of which shall be of   the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof   or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall   require the Lender to accept Electronic Signatures in any form or format without its prior written consent   and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent   the Lender has agreed to accept any Electronic Signature, the Lender shall be entitled to rely on such   Electronic Signature purportedly given by or on behalf of the Borrower or any other Loan Party without   further verification thereof and without any obligation to review the appearance or form of any such   Electronic signature and (ii) upon the request of the Lender, any Electronic Signature shall be promptly   followed by a manually executed counterpart. Without limiting the generality of the foregoing, the   Borrower and each Loan Party hereby (i) agrees that, for all purposes, including without limitation, in   connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation   among the Lender, and the Loan Parties, Electronic Signatures transmitted by telecopy, emailed pdf. or any   other electronic means that reproduces an image of an actual executed signature page and/or any electronic   images of this Agreement, any other Loan Document and/or any Ancillary Document shall have the same   legal effect, validity and enforceability as any paper original, (ii) the Lender may, at its option, create one   or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form   of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such   Person’s business, and destroy the original paper document (and all such electronic records shall be   considered an original for all purposes and shall have the same legal effect, validity and enforceability as a   paper record), (iii) waives any argument, defense or right to contest the legal effect, validity or   enforceability of this Agreement, any other Loan Document and/or any Ancillary Document based solely   on the lack of paper original copies of this Agreement, such other Loan Document and/or such Ancillary   Document, respectively, including with respect to any signature pages thereto and (iv) waives any claim   against the Lender-Related Person for any Liabilities arising solely from the Lender’s reliance on or use of   Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that   reproduces an image of an actual executed signature page, including any Liabilities arising as a result of   the failure of any Loan Party to use any available security measures in connection with the execution,   delivery or transmission of any Electronic Signature.   SECTION 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or   unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity,   illegality or unenforceability without affecting the validity, legality and enforceability of the remaining   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 63 of 199

  49   provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate   such provision in any other jurisdiction.   SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing,   the Lender, and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest   extent permitted by law, to setoff and apply any and all deposits (general or special, time or demand,   provisional or final) at any time held, and other obligations at any time owing, by the Lender or any such   Affiliate, to or for the credit or the account of the Borrower against any and all of the obligations of the   Borrower now or hereafter existing under this Agreement or any other Loan Document to the Lender or its   respective Affiliates, irrespective of whether or not the Lender or Affiliate shall have made any demand   under this Agreement or any other Loan Document and although such obligations of the Borrower may be   contingent or unmatured or are owed to a branch office or Affiliate of the Lender different from the branch   office or Affiliate holding such deposit or obligated on such indebtedness. The rights of the Lender and its   Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff)   that the Lender or its Affiliates may have.   SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This   Agreement and the other Loan Documents shall be construed in accordance with and governed by the law   of the State of New York.   (b) The Lender hereby irrevocably and unconditionally agrees that, notwithstanding   the governing law provisions of any applicable Loan Document, any claims brought against the Lender   relating to this Agreement, any other Loan Document, the Collateral or the consummation or administration   of the transactions contemplated hereby or thereby shall be construed in accordance with and governed by   the law of the State of New York.   (c) Each party hereto agrees that any suit, action or proceeding with respect to this   Agreement or any Loan Document to which it is a party or any judgment entered by any court in respect   thereof shall be brought in the United States District Court for the Southern District of New York sitting in   the Borough of Manhattan (or if such court lacks subject matter jurisdiction, the Supreme Court of the State   of New York sitting in the Borough of Manhattan) and irrevocably submits to the exclusive jurisdiction of   such court for the purpose of any such suit, action, proceeding or judgment, and any appellate court from   any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan   Document or the transactions relating hereto or thereto, or for recognition or enforcement of any judgment,   and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of   any such action or proceeding may (and any such claims, cross-claims or third party claims brought against   the Lender or any of its Related Parties may only) be heard and determined in such Federal (to the extent   permitted by law) or New York State court. Each of the parties hereto agrees that a final judgment in any   such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the   judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan   Document shall affect any right that the Lender may otherwise have to bring any action or proceeding   relating to this Agreement against the Borrower, any Loan Party or its properties in the courts of any   jurisdiction.   (d) Each of the parties hereto hereby irrevocably and unconditionally waives, to the   fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the   laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other   Loan Document in any court referred to in paragraph (c) of this Section. Each of the parties hereto hereby   irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the   maintenance of such action or proceeding in any such court.   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 64 of 199

  50   (e) Each party to this Agreement irrevocably consents to service of process in the   manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party   to this Agreement to serve process in any other manner permitted by law.   SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES,   TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO   A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT   OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY   (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO   (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY   HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT,   IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B)   ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO   ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND   CERTIFICATIONS IN THIS SECTION.   SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein   are for convenience of reference only, are not part of this Agreement and shall not affect the construction   of, or be taken into consideration in interpreting, this Agreement.   SECTION 9.12. Confidentiality. The Lender agrees to maintain the confidentiality of the   Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’   directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being   understood that the Persons to whom such disclosure is made will be informed of the confidential nature of   such Information and instructed to keep such Information confidential), (b) to the extent requested by any   Governmental Authority (including any self-regulatory authority, such as the National Association of   Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena   or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any   remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this   Agreement or the enforcement of rights hereunder or under any other Loan Document, (f) subject to an   agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or   Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this   Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative   transaction relating to the Borrower and its obligations, (g) on a confidential basis to (1) any rating agency   in connection with rating the Borrower or its Subsidiaries or the credit facilities provided for herein or (2)   the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of   identification numbers with respect to the credit facilities provided for herein, (h) with the consent of the   Borrower or (i) to the extent such Information (i) becomes publicly available other than as a result of a   breach of this Section or (ii) becomes available to the Lender on a non-confidential basis from a source   other than the Borrower. For the purposes of this Section, “Information” means all information received   from the Borrower relating to the Borrower or its business, other than any such information that is available   to the Lender on a non-confidential basis prior to disclosure by the Borrower and other than information   pertaining to this Agreement routinely provided by arrangers to data service providers, including league   table providers, that serve the lending industry; provided that, in the case of information received from the   Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential.   Any Person required to maintain the confidentiality of Information as provided in this Section shall be   considered to have complied with its obligation to do so if such Person has exercised the same degree of   care to maintain the confidentiality of such Information as such Person would accord to its own confidential   information.   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 65 of 199

  51   SECTION 9.13. Material Non-Public Information. THE LENDER ACKNOWLEDGES THAT   INFORMATION AS DEFINED IN SECTION 9.12 FURNISHED TO IT PURSUANT TO THIS   AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE   BORROWER AND ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND   CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE   OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL   NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND   APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.   SECTION 9.14. Interest Rate Limitation. Notwithstanding anything herein to the contrary, this   Agreement and the other Loan Documents are subject to the express condition that at no time shall Borrower   be obligated or required to pay interest on the principal balance of the Loans at a rate which could subject   Lender to either civil or criminal liability as a result of being in excess of the maximum lawful rate (the   “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding   such Loan in accordance with applicable law. If, by the terms of this Agreement or the other Loan   Documents, Borrower is at any time required or obligated to pay interest on the principal balance due   hereunder at a rate in excess of the Maximum Rate, the Interest Rate or the Default Rate, as the case may   be, shall be deemed to be immediately reduced to the Maximum Rate and all previous payments in excess   of the Maximum Rate shall be deemed to have been payments in reduction of principal and not on account   of the interest due hereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or   detention of the sums due under the Loan, shall, to the extent permitted by applicable law, be amortized,   prorated, allocated, and spread throughout the full stated term of the Loans until payment in full so that the   rate or amount of interest on account of the Loan does not exceed the Maximum Rate of interest from time   to time in effect and applicable to the Loans for so long as the Loans are outstanding.   SECTION 9.15. No Fiduciary Duty, etc. (a) The Borrower acknowledges and agrees, and   acknowledges its Subsidiaries’ understanding, that no Credit Party will have any obligations except those   obligations expressly set forth herein and in the other Loan Documents and each Credit Party is acting   solely in the capacity of an arm’s length contractual counterparty to the Borrower with respect to the Loan   Documents and the transactions contemplated herein and therein and not as a financial advisor or a fiduciary   to, or an agent of, the Borrower or any other person. The Borrower agrees that it will not assert any claim   against any Credit Party based on an alleged breach of fiduciary duty by such Credit Party in connection   with this Agreement and the transactions contemplated hereby. Additionally, the Borrower acknowledges   and agrees that no Credit Party is advising the Borrower as to any legal, tax, investment, accounting,   regulatory or any other matters in any jurisdiction. The Borrower shall consult with its own advisors   concerning such matters and shall be responsible for making its own independent investigation and   appraisal of the transactions contemplated herein or in the other Loan Documents, and the Credit Parties   shall have no responsibility or liability to the Borrower with respect thereto.   (b) The Borrower further acknowledges and agrees, and acknowledges its   Subsidiaries’ understanding, that each Credit Party, together with its Affiliates, is a full service securities   or banking firm engaged in securities trading and brokerage activities as well as providing investment   banking and other financial services. In the ordinary course of business, any Credit Party may provide   investment banking and other financial services to, and/or acquire, hold or sell, for its own accounts and   the accounts of customers, equity, debt and other securities and financial instruments (including bank loans   and other obligations) of, the Borrower and other companies with which the Borrower may have   commercial or other relationships. With respect to any securities and/or financial instruments so held by   any Credit Party or any of its customers, all rights in respect of such securities and financial instruments,   including any voting rights, will be exercised by the holder of the rights, in its sole discretion.   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 66 of 199

  52   (c) In addition, the Borrower acknowledges and agrees, and acknowledges its   Subsidiaries’ understanding, that each Credit Party and its affiliates may be providing debt financing, equity   capital or other services (including financial advisory services) to other companies in respect of which the   Borrower may have conflicting interests regarding the transactions described herein and otherwise. No   Credit Party will use confidential information obtained from the Borrower by virtue of the transactions   contemplated by the Loan Documents or its other relationships with the Borrower in connection with the   performance by such Credit Party of services for other companies, and no Credit Party will furnish any such   information to other companies. The Borrower also acknowledges that no Credit Party has any obligation   to use in connection with the transactions contemplated by the Loan Documents, or to furnish to the   Borrower, confidential information obtained from other companies.   SECTION 9.16. USA PATRIOT Act. The Lender is subject to the requirements of the USA   PATRIOT Act of 2001 (the “Patriot Act”) and hereby notifies the Borrower that pursuant to the   requirements of the Patriot Act, it is required to obtain, verify and record information that identifies the   Borrower, which information includes the name and address of the Borrower and other information that   will allow the Lender to identify the Borrower in accordance with the Patriot Act.   SECTION 9.17. Acknowledgement and Consent to Bail-In of Affected Financial Institutions.   Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement   or understanding among any such parties, each party hereto acknowledges that any liability of any Affected   Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion   Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to   be bound by:   (a) the application of any Write-Down and Conversion Powers by an the applicable   Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party   hereto that is an Affected Financial Institution; and   (b) the effects of any Bail-In Action on any such liability, including, if applicable:   (i) a reduction in full or in part or cancellation of any such liability;   (ii) a conversion of all, or a portion of, such liability into shares or other   instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that   may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will   be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other   Loan Document; or   (iii) the variation of the terms of such liability in connection with the exercise   of the Write-Down and Conversion Powers of the applicable Resolution Authority.   SECTION 9.18. Acknowledgement Regarding Any Supported QFCs. To the extent that the   Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other   agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a   “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of   the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the   Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated   thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit   Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported   QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States   or any other state of the United States):   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 67 of 199

  53   In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes   subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and   the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC   and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit   Support) from such Covered Party will be effective to the same extent as the transfer would be effective   under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any   such interest, obligation and rights in property) were governed by the laws of the United States or a state of   the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject   to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that   might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against   such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be   exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were   governed by the laws of the United States or a state of the United States.   SECTION 9.19. Intercreditor Agreement. Notwithstanding anything herein to the contrary, the   Lender, Borrower and each other Loan Party acknowledges that the Lien and security interests granted to   the Lender pursuant to this Agreement and the other Loan Documents and the exercise of any right or   remedy by the Lender thereunder and the obligations of the Borrower and each other Loan Party under this   Agreement and the other Loan Documents are subject to the provisions of the Intercreditor Agreement. In   the event of any conflict between the terms of the Intercreditor Agreement and this Agreement or any other   Loan Document, the terms of the Intercreditor Agreement shall govern and control.   ARTICLE X.      Guaranty   SECTION 10.01. Guaranty. Each Guarantor hereby agrees that it is jointly and severally liable   for, and, as a primary obligor and not merely as surety, absolutely, unconditionally and irrevocably   guarantees to the Lender, the prompt payment when due, whether at stated maturity, upon acceleration or   otherwise, and at all times thereafter, of the Obligations and all reasonable and documented costs and   expenses, including, without limitation, all reasonable and documented court costs and reasonable   attorneys’ and paralegals’ fees (including reasonable allocated costs of in-house counsel and paralegals)   and expenses paid or incurred by the Lender in endeavoring to collect all or any part of the Obligations   from, or in prosecuting any action against, Borrower, any Guarantor or any other guarantor of all or any   part of the Obligations (such costs and expenses, together with the Obligations, collectively the   “Guaranteed Obligations”; provided, however, that the Guarantors shall not be required to pay the fees,   charges and disbursements of more than one primary counsel and appropriate local counsel representing   the Lender. Each Guarantor further agrees that the Guaranteed Obligations may be extended or renewed in   whole or in part without notice to or further assent from it, and that it remains bound upon its guarantee   notwithstanding any such extension or renewal. All terms of this Loan Guaranty apply to and may be   enforced by or on behalf of any domestic or foreign branch or Affiliate of the Lender that extended any   portion of the Guaranteed Obligations.   SECTION 10.02. Guaranty of Payment. This Loan Guaranty is a guaranty of payment and not   of collection. Each Guarantor waives any right to require the Lender to sue Borrower, any Guarantor, any   other guarantor of, or any other Person obligated for, all or any part of the Guaranteed Obligations (each,   an “Obligated Party”), or otherwise to enforce its payment against any collateral securing all or any part of   the Guaranteed Obligations.   SECTION 10.03. No Discharge or Diminishment of Loan Guaranty.   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 68 of 199

  54   (a) Except as otherwise provided for herein, the obligations of each Guarantor   hereunder are unconditional and absolute and not subject to any reduction, limitation, impairment or   termination for any reason (other than the indefeasible payment in full in cash of the Guaranteed   Obligations), including: (i) any claim of waiver, release, extension, renewal, settlement, surrender,   alteration or compromise of any of the Guaranteed Obligations, by operation of law or otherwise; (ii) any   change in the corporate existence, structure or ownership of Borrower or any other Obligated Party liable   for any of the Guaranteed Obligations; (iii) any insolvency, bankruptcy, reorganization or other similar   proceeding affecting any Obligated Party or its assets or any resulting release or discharge of any obligation   of any Obligated Party; or (iv) the existence of any claim, setoff or other rights which any Guarantor may   have at any time against any Obligated Party, the Lender or any other Person, whether in connection   herewith or in any unrelated transactions.   (b) The obligations of each Guarantor hereunder are not subject to any defense or   setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or   unenforceability of any of the Guaranteed Obligations or otherwise, or any provision of applicable law or   regulation purporting to prohibit payment by any Obligated Party, of the Guaranteed Obligations or any   part thereof.   (c) Further, the obligations of any Guarantor hereunder are not discharged or impaired   or otherwise affected by: (i) the failure of the Lender to assert any claim or demand or to enforce any remedy   with respect to all or any part of the Guaranteed Obligations; (ii) any waiver or modification of or   supplement to any provision of any agreement relating to the Guaranteed Obligations; (iii) any release, non-   perfection or invalidity of any indirect or direct security for the obligations of Borrower for all or any part   of the Guaranteed Obligations or any obligations of any other Obligated Party liable for any of the   Guaranteed Obligations; (iv) any action or failure to act by the Lender with respect to any collateral securing   any part of the Guaranteed Obligations; or (v) any default, failure or delay, willful or otherwise, in the   payment or performance of any of the Guaranteed Obligations, or any other circumstance, act, omission or   delay that might in any manner or to any extent vary the risk of such Guarantor or that would otherwise   operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment   in full in cash of the Guaranteed Obligations).   SECTION 10.04. Defenses Waived. To the fullest extent permitted by applicable law, each   Guarantor hereby waives any defense based on or arising out of any defense of Borrower or any Guarantor   or the unenforceability of all or any part of the Guaranteed Obligations from any cause, or the cessation   from any cause of the liability of Borrower, any Guarantor or any other Obligated Party, other than the   indefeasible payment in full in cash of the Guaranteed Obligations. Without limiting the generality of the   foregoing, each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the   fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any   time any action be taken by any Person against any Obligated Party or any other Person. Each Guarantor   confirms that it is not a surety under any state law and shall not raise any such law as a defense to its   obligations hereunder. The Lender may, at its election, foreclose on any Collateral held by it by one or more   judicial or nonjudicial sales, accept an assignment of any such Collateral in lieu of foreclosure or otherwise   act or fail to act with respect to any collateral securing all or a part of the Guaranteed Obligations,   compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any   Obligated Party or exercise any other right or remedy available to it against any Obligated Party, without   affecting or impairing in any way the liability of such Guarantor under this Guaranty except to the extent   the Guaranteed Obligations have been fully and indefeasibly paid in cash. To the fullest extent permitted   by applicable law, each Guarantor waives any defense arising out of any such election even though that   election may operate, pursuant to applicable law, to impair or extinguish any right of reimbursement or   subrogation or other right or remedy of any Guarantor against any Obligated Party or any security.   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 69 of 199

  55   SECTION 10.05. Rights of Subrogation. No Guarantor will assert any right, claim or cause of   action, including, without limitation, a claim of subrogation, contribution or indemnification, that it has   against any Obligated Party or any collateral, until the Loan Parties have fully performed all their   obligations to the Lender (in each case other than contingent obligations as to which no claim or demand   for payment has been made, or in the case of indemnification obligations, no notice has been given, such   obligations “Unmatured Surviving Obligations”).   SECTION 10.06. Reinstatement; Stay of Acceleration. If at any time any payment of any portion   of the Guaranteed Obligations (including a payment effected through exercise of a right of setoff) is   rescinded, or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of   Borrower or otherwise (including pursuant to any settlement entered into by a Lender in its discretion),   each Guarantor’s obligations under this Loan Guaranty with respect to that payment shall be reinstated at   such time as though the payment had not been made and whether or not the Lender is in possession of this   Loan Guaranty. If acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon   the insolvency, bankruptcy or reorganization of Borrower, all such amounts otherwise subject to   acceleration under the terms of any agreement relating to the Guaranteed Obligations shall nonetheless be   payable by the Guarantors forthwith on demand by the Lender.   SECTION 10.07. Information. Each Guarantor assumes all responsibility for being and keeping   itself informed of the Borrower’s financial condition and assets, and of all other circumstances bearing upon   the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that each   Guarantor assumes and incurs under this Loan Guaranty, and agrees that none of the Lender shall have any   duty to advise any Guarantor of information known to it regarding those circumstances or risks.   SECTION 10.08. Termination. The Lender may continue to make loans or extend credit to the   Borrower based on this Loan Guaranty until 5 days after it receives written notice of termination from any   Guarantor. Notwithstanding receipt of any such notice, each Guarantor will continue to be liable to the   Lender for any Guaranteed Obligations created, assumed or committed to prior to the fifth day after receipt   of the notice, and all subsequent renewals, extensions, modifications and amendments with respect to, or   substitutions for, all or any part of such Guaranteed Obligations. Nothing in this Section 10.08 shall be   deemed to constitute a waiver of, or eliminate, limit, reduce or otherwise impair any rights or remedies the   Lender may have in respect of, any Default or Event of Default that shall exist under clause (o) of Article   VII hereof as a result of any such notice of termination.   SECTION 10.09. Taxes. Each payment of the Guaranteed Obligations will be made by each   Guarantor without withholding for any Taxes, unless such withholding is required by law. If any Guarantor   determines, in its sole discretion exercised in good faith, that it is so required to withhold Taxes, then such   Guarantor shall be entitled to so withhold any and all amounts required by Law and shall timely pay the   full amount of withheld Taxes to the relevant Governmental Authority in accordance with applicable law.   If such Taxes are Indemnified Taxes, then the amount payable by such Guarantor shall be increased as   necessary so that, net of such withholding (including such withholding applicable to additional amounts   payable under this Section 10.09), the Lender receives the amount it would have received had no such   withholding been made.   SECTION 10.10. Maximum Liability. Notwithstanding any other provision of this Loan   Guaranty, the amount guaranteed by each Guarantor hereunder shall be limited to the extent, if any, required   so that its obligations hereunder shall not be subject to avoidance under Section 548 of the Bankruptcy   Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act   or similar statute or common law. In determining the limitations, if any, on the amount of any Loan   Guarantor’s obligations hereunder pursuant to the preceding sentence, it is the intention of the parties hereto   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 70 of 199

  56   that any rights of subrogation, indemnification or contribution which such Guarantor may have under this   Loan Guaranty, any other agreement or applicable law shall be taken into account.   SECTION 10.11. Contribution.   (a) To the extent that any Guarantor shall make a payment under this Loan Guaranty   (a “Guarantor Payment”) which, taking into account all other Guarantor Payments then previously or   concurrently made by any other Guarantor, exceeds the amount which otherwise would have been paid by   or attributable to such Guarantor if each Guarantor had paid the aggregate Guaranteed Obligations satisfied   by such Guarantor Payment in the same proportion as such Guarantor’s “Allocable Amount” (as defined   below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable   Amounts of each of the Guarantors as determined immediately prior to the making of such Guarantor   Payment, then, following indefeasible payment in full in cash of the Guarantor Payment and the Guaranteed   Obligations (other than Unmatured Surviving Obligations), and all Commitments have terminated or   expired, and this Agreement, such Guarantor shall be entitled to receive contribution and indemnification   payments from, and be reimbursed by, each other Guarantor for the amount of such excess, pro rata based   upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.   (b) As of any date of determination, the “Allocable Amount” of any Guarantor shall   be equal to the excess of the fair saleable value of the property of such Guarantor over the total liabilities   of such Guarantor (including the maximum amount reasonably expected to become due in respect of   contingent liabilities, calculated, without duplication, assuming each other Guarantor that is also liable for   such contingent liability pays its ratable share thereof), giving effect to all payments made by other   Guarantors as of such date in a manner to maximize the amount of such contributions.   (c) This Section 10.11 is intended only to define the relative rights of the Guarantors,   and nothing set forth in this Section 10.11 is intended to or shall impair the obligations of the Guarantors,   jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance   with the terms of this Article X.   (d) The parties hereto acknowledge that the rights of contribution and indemnification   hereunder shall constitute assets of the Guarantor or Guarantors to which such contribution and   indemnification is owing.   (e) The rights of the indemnifying Guarantors against other Guarantors under this   Section 10.11 shall be exercisable upon the full and indefeasible payment of the Guaranteed Obligations in   cash (other than Unmatured Surviving Obligations) and the termination or expiry, on terms reasonably   acceptable to the Lender of the Commitments and the termination of this Agreement.   SECTION 10.12. Liability Cumulative. The liability of each Loan Party as a Guarantor under   this Article X is in addition to and shall be cumulative with all liabilities of each Loan Party to the Lender   under this Agreement and the other Loan Documents to which such Loan Party is a party or in respect of   any obligations or liabilities of the other Loan Parties, without any limitation as to amount, unless the   instrument or agreement evidencing or creating such other liability specifically provides to the contrary.   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 71 of 199

  Signature Page to Credit Agreement   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and   delivered by their respective authorized officers as of the day and year first above written.      IMH FINANCIAL CORPORATION, as Borrower            By:________________________________________   Name:   Title:         [OTHER LOAN PARTIES – TBD]         By:________________________________________   Name:   Title:         JPMORGAN CHASE FUNDING INC., as a Lender            By:__________________________________________   Name:   Title:   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 72 of 199

  Attachment 3      New Organizational Documents                           Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 73 of 199

112030/285 - 7266275.3   AMENDED AND RESTATED   CERTIFICATE OF INCORPORATION   OF   IMH FINANCIAL CORPORATION      IMH Financial Corporation (the “Corporation”), a corporation organized and existing under and   by virtue of the provisions of the Delaware General Corporation Law (the “DGCL”),   DOES HEREBY CERTIFY:   FIRST: That the name of this corporation is IMH Financial Corporation and that this corporation   was originally incorporated pursuant to the DGCL on June 18, 2010.   SECOND: The Corporation filed the Debtor’s Plan of Reorganization under chapter 11 of title   11 of the United States Code (the “Code”) on July 23, 2020.   THIRD: Provision for the filing of this Amended and Restated Certificate of Incorporation   without the need for Board of Directors or stockholder approval is contained in a decree or order   of a court or judge having jurisdiction over a proceeding under the Code.   FOURTH: Pursuant to the provisions of Sections 242(a), 245 and 303 of the DGCL, the   undersigned Corporation does hereby certify that the text of this Amended and Restated   Certificate of Incorporation is hereby amended and restated to read as follows:   1. The name of the corporation is IMH Financial Corporation (the “Corporation”).   2. The address of the registered office of the Corporation in the State of Delaware is   Corporation Trust Center, 1209 Orange Street, City of Wilmington, Delaware, 19801, County of   New Castle. The name of the registered agent of the Corporation in the State of Delaware at such   address upon whom process against the Corporation may be served is The Corporation Trust   Company.   3. The purpose of the Corporation is to engage in any lawful act or activity for   which corporations may be organized under the General Corporation Law of the State of   Delaware.   4. The total number of shares of capital stock which the Corporation shall have   authority to issue is 100 shares. All such shares are to be Common Stock, with par value of   $10.00 per share, and are to be of one class.   5. Unless and except to the extent that the bylaws of the Corporation (the “Bylaws”)   shall so require, the election of directors of the Corporation need not be by written ballot.   6. To the fullest extent permitted by the General Corporation Law of the State of   Delaware, no director of the Corporation shall be personally liable to the Corporation or to its   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 74 of 199

stockholders for monetary damages for any breach of fiduciary duty as a director. No   amendment to, modification of or repeal of this paragraph shall apply to or have any effect on the   liability or alleged liability of any director of the Corporation for or with respect to any acts or   omissions of such director occurring prior to such amendment.   7. In furtherance and not in limitation of the powers conferred by statute, the Board   of Directors is expressly authorized to adopt, amend or repeal the Bylaws or adopt new Bylaws   without any action on the part of the stockholders; provided that any Bylaw adopted or amended   by the board of directors, and any powers thereby conferred, may be amended, altered or   repealed by the stockholders.   8. The Corporation shall have the right, subject to any express provisions or   restrictions contained in the Certificate of Incorporation of the Corporation (as amended, the   “Certificate of Incorporation”) or the Bylaws, from time to time, to amend, alter or repeal any   provision of the Certificate of Incorporation in any manner now or hereafter provided by law,   and all rights and powers of any kind conferred upon a director or stockholder of the Corporation   by the Certificate of Incorporation or any amendment thereof are conferred subject to such right.   IN WITNESS WHEREOF, the undersigned has duly executed this Amended and Restated   Certificate of Incorporation.      IMH FINANCIAL CORPORATION            By:____________________________________   Name:   Title:            Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 75 of 199

        7258515      ____________________________________________________________      BYLAWS   OF   IMH FINANCIAL CORPORATION      ____________________________________________________________         ARTICLE I      Meetings of Stockholders   Section 1.1. Stockholders’ Meetings. The regular annual meeting of the stockholders   for the election of directors and the transaction of whatever other business may properly come   before the meeting shall be held at such date, time and place, if any, either within or without the   State of Delaware. The corporation may postpone, reschedule or cancel any annual meeting of the   stockholders previously scheduled by the Board of Directors. Special meetings of the stockholders   may be called by the Board of Directors, the Chief Executive Officer, the President, or the   Secretary. The time and place of each special meeting shall be designated by the Board of Directors   and shall be included in a notice of meeting.   Section 1.2. Consent in Lieu of Meeting of Stockholders. Except as otherwise required   by applicable laws and regulations, any action that may be taken at the annual meeting or any   special meeting of the stockholders may also be taken without a meeting if all of the stockholders   who would be entitled to vote thereon consent thereto in writing or by electronic transmission and   the writing or writings or electronic transmissions are filed with the Secretary as part of the   corporate records.   Section 1.3. Quorum. The holders of fifty percent (50%) of the stock issued and   outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute   a quorum at all meetings of the stockholders for the transaction of business except as otherwise   provided by statute or by the certificate of incorporation.   Section 1.4. Voting. When a quorum is present at any meeting, the vote of the holders   of a majority of the stock having voting power present in person or represented by proxy shall   decide any question brought before such meeting.   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 76 of 199

2   ARTICLE II      Board of Directors   Section 2.1. Number; Qualifications. The business and affairs of the corporation shall   be managed by or under the direction of a Board of Directors, of such number as may be fixed   from time to time by resolution adopted by the Board of Directors, but in no event less than two   (2), or the stockholders. Each director hereafter elected shall hold office until the next annual   meeting of the stockholders and until his or her successor is elected and has qualified, or until his   or her death or until he or she shall resign or shall have been removed, with or without cause by   the stockholders. The termination of any director’s employment by JPMorgan Chase & Co. or its   affiliates, however, caused, ipso facto shall operate as a resignation as a director of the corporation.   Directors need not be stockholders.   Section 2.2. Vacancies. In case of any increase in the number of directors, the additional   director or directors, and in case of any vacancy in the Board of Directors due to death, resignation,   removal, disqualification or any other cause, the successors to fill the vacancies shall be elected   by action of the stockholders or a majority of the directors then in office.   Section 2.3. Regular Meetings. The Board of Directors may hold regular meetings,   without notice, at such times and places as the Board of Directors may from time to time determine.   Section 2.4. Special Meetings. Special meetings of the Board of Directors may be called   by the Chairman of the Board of Directors, the Chief Executive Officer, the President, the   Secretary, or a majority of the directors then in office. Unless waived, each member of the Board   of Directors shall be given notice by telephone, in person, or in writing by facsimile transmission,   hand delivery, courier service, first class mail, certified mail, express mail, email or other   electronic means, stating the time and place of each special meeting.   Section 2.5. Quorum; Majority Vote. Except as otherwise provided herein or as required   by applicable law, one-third of the members of the entire Board of Directors (or the next highest   integer in the event of a fraction) shall constitute a quorum, and a majority of those present and   voting at any meeting of the Board of Directors shall decide each matter considered. If less than a   quorum be present, a majority of those present may adjourn any meeting from time to time and the   meeting may be held as adjourned without further notice.   Section 2.6. Action by Unanimous Consent of Directors. Unless otherwise restricted by   the certificate of incorporation or these bylaws, any action required or permitted to be taken at any   meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting   if all members of the Board of Directors or such committee, as the case may be, consent thereto in   writing or by electronic transmission and the writing or writings or electronic transmissions are   filed with the minutes of proceedings of the Board of Directors or committee in accordance with   applicable law.   ARTICLE III      Committees   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 77 of 199

3   Section 3.1. Committees. The Board of Directors may designate one or more   committees, each committee to consist of one or more of the directors of the corporation. The   Board of Directors may designate one or more directors as alternate members of any committee,   who may replace any absent or disqualified member at any meeting of the committee. In the   absence or disqualification of a member of the committee, the member or members thereof present   at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum,   may unanimously appoint another member of the Board of Directors to act at the meeting in place   of any such absent or disqualified member. Any such committee, to the extent permitted by law   and to the extent provided in the resolution of the Board of Directors, shall have and may exercise   all the powers and authority of the Board of Directors in the management of the business and   affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers   which may require it.   Section 3.2. Committee Rules. Unless the Board of Directors otherwise provides, each   committee designated by the Board of Directors may make, alter and repeal rules for the conduct   of its business. In the absence of such rules each committee shall conduct its business in the same   manner as the Board of Directors conducts its business pursuant to Article II of these bylaws.   ARTICLE IV      Officers   Section 4.1. Officers; Election; Qualifications; Term of Office; Resignation; Removal;   Vacancies. The Board of Directors may, from time to time as it deems advisable, elect natural   persons and designate them as officers of the corporation and assign titles (which may include,   without limitation, President, Secretary, Treasurer, Managing Director, Senior Vice President,   Executive Director, Vice President, Assistant Secretary and Assistant Treasurer) to any such   person (each, an “Officer”). Each of the President and the Secretary, acting separately, is   authorized to appoint other natural persons as Officers of the corporation as the President or the   Secretary, as applicable, in his or her sole discretion, deems necessary and appropriate, provided   that all such appointments and delegations shall be in writing and filed with the Secretary. Any   delegation pursuant to this Section 4.1 may be revoked at any time by the Board of Directors. Each   Officer of the corporation shall hold office until his or her resignation or removal, with or without   cause by the Board of Directors, or until his or her successor is chosen and qualified. Any Officer   may resign at any time upon written notice to the corporation. Any number of offices may be held   by the same person. Any vacancy occurring in any office of the corporation by death, resignation,   removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors   at any regular or special meeting, the President or the Secretary.   Section 4.2. Powers and Duties of Officers. The Officers of the corporation shall have   such powers and duties in the management of the corporation as may be prescribed in a resolution   by the Board of Directors and, to the extent not so provided, as generally pertain to their respective   offices, subject to the control of the Board of Directors.   President   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 78 of 199

4   Section 4.3. President. The President, shall preside at all meetings of the stockholders   and the Board of Directors, shall have general authority over and active management responsibility   for the business of the corporation and shall see that all orders and resolutions of the Board of   Directors are carried into effect.   The President shall be responsible for the management, supervision and direction over the   business and affairs of the corporation, subject, however, to the direction and the control of the   Board of Directors. The President, in general, shall perform all duties incident to the office of the   President and other such duties as from time to time may be assigned to him or her by the Board   of Directors or by the bylaws.   Managing Directors, Senior Vice Presidents, Executive Directors and Vice Presidents   Section 4.4. Managing Directors, Senior Vice Presidents, Executive Directors and Vice   Presidents. The Managing Director(s), Senior Vice President(s), Executive Director(s) and Vice   President(s) (if any) shall assist and perform such duties as prescribed by the President to ensure   the general and active management of the business of the corporation. The Managing Director(s),   Senior Vice President(s), Executive Director(s) and Vice President(s) (if any) shall perform such   other duties and have such other powers as the Board of Directors or the President may from time   to time prescribe.   The Secretary and Assistant Secretary   Section 4.5. Secretary. The Secretary shall attend all meetings of the Board of Directors   and all meetings of the stockholders and record all the proceedings of the meetings of the   corporation and of the Board of Directors to be kept for that purpose and shall perform like duties   for the standing committees when required. The Secretary shall give, or cause to be given, notice   of all meetings of the stockholders and special meetings of the Board of Directors, and shall   perform such other duties as may be prescribed by the Board of Directors or President, under   whose supervision he or she shall be. The Secretary shall have custody of the corporate seal of   the corporation and the Secretary, or an Assistant Secretary, shall have authority to affix the same   to any instrument requiring it and when so affixed, it may be attested by his or her signature or by   the signature of such Assistant Secretary. The Board of Directors or the Secretary may give   general authority to any other Officer to affix the seal of the corporation and to attest the affixing   by his or her signature.   Section 4.6. Assistant Secretary. The Assistant Secretary, or if there be more than one,   the Assistant Secretaries in the order determined by the Board of Directors (or if there be no such   determination, then in the order of their election or appointment) shall, in the absence of the   Secretary, in the event of the Secretary’s inability or refusal to act, or at the direction of, or as   authorized by, the Secretary, perform the duties and exercise the powers of the Secretary and shall   perform such other duties and have such other powers as the Board of Directors may from time to   time prescribe.   Section 4.7. Authority of Secretary and Assistant Secretary. Each of the Secretary and   each Assistant Secretary, if they are appointed, be, and hereby is, authorized to certify that an   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 79 of 199

5   Officer, employee, agent, attorney-in-fact or other designee of the corporation is authorized to act   on behalf of the corporation, as applicable.   The Treasurer and Assistant Treasurers   Section 4.8. Treasurer and Assistant Treasurer. The Treasurer shall have all powers   incidental to the office of the Treasurer under law and as prescribed by the Board of Directors or   President.   The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the   order determined by the Board of Directors or the President (or if there be no such determination,   then in the order of their election) shall, in the absence of the Treasurer or in the event of his or   her inability or refusal to act, or at the direction of, or as authorized by, the Treasurer perform the   duties and exercise the powers of the Treasurer and shall perform such other duties and have such   other powers as the Board of Directors may from time to time prescribe.   ARTICLE V      General Authority of the Officers, Employees and Agents   Section 5.1. General Authority of Officers. Agreements, contracts, indentures,   registration statements, mortgages, guarantees (except for guarantees in respect of obligations of   the corporation’s parent, subsidiaries and affiliates), financing statements, deeds, releases,   conveyances, assignments, transfers, certificates, certifications, declarations, leases, discharges,   satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, orders, undertakings,   proxies, requisitions, demands, proofs of debt, claims, records, checks or demands for money,   notes signifying indebtedness of the corporation, and any other contracts, instruments or   documents in connection with the conduct of the business of the corporation, and any amendments,   supplements or modifications thereof, may be signed, executed, acknowledged, verified, delivered,   or accepted on behalf of the corporation by the President, the Treasurer, any Managing Director,   any Senior Vice President, any Executive Director, any Vice President or any other Officer having   a functional title or official status which is at least equivalent to any of the foregoing.   Notwithstanding the previous sentence, each Officer shall act within the scope of his or her position   and/or as otherwise determined by the Board of Directors.   Section 5.2. Guarantees. Guarantees, comfort letters or other letters of support to be   issued by the corporation in respect of obligations of its subsidiaries and affiliates shall be executed   only upon approval of the Board of Directors, and may be executed on behalf of the corporation   by the President, the Treasurer, any Managing Director, any Senior Vice President, any Executive   Director, any Vice President or any other Officer having a functional title or official status which   is at least equivalent to any of the foregoing.   Section 5.3. Powers of Attorney. Powers of attorney may be executed on behalf of the   corporation by the President, the Secretary, any Senior Vice President, any Managing Director or   any other Officer having a functional title or official status which is at least equivalent to any of   the foregoing corporate titles; provided, however, that such powers of attorney may not provide   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 80 of 199

6   authority for signing guarantees, comfort letters or other letters of support except as where   consistent with Section 5.1 and Section 5.2 above.   ARTICLE VI      Stock   Section 6.1. Certificates. The shares of the corporation may be represented by   certificates or may be uncertificated. Every holder of stock represented by certificates shall be   entitled to have a certificate signed by or in the name of the corporation by any two authorized   Officers of the corporation (it being understood that each of the President, any Vice President, the   Treasurer, any Assistant Treasurer, the Secretary and any Assistant Secretary shall be an   authorized Officer for such purpose), certifying the number of shares owned by such holder in the   corporation. Any or all the signatures on the certificate may be a facsimile. In case any Officer,   transfer agent or registrar who has signed or whose facsimile signature has been placed upon a   certificate shall have ceased to be such Officer, transfer agent, or registrar before such certificate   is issued, it may be issued by the corporation with the same effect as if such person were such   Officer, transfer agent, or registrar at the date of issue.   Section 6.2. Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates.   The corporation may issue a new certificate of stock in the place of any certificate theretofore   issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the   owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the   corporation a bond sufficient to indemnify it against any claim that may be made against it on   account of the alleged loss, theft or destruction of any such certificate or the issuance of such new   certificate.   ARTICLE VII      Indemnification and Advancement of Expenses   Section 7.1. Exculpation, Indemnification and Advancement. To the fullest extent   permitted by law, no director, Officer or employee shall be liable to the corporation or any other   person or entity who is bound by these bylaws for any loss, damage or claim incurred by reason   of any act or omission performed or omitted by such director, Officer or employee in good faith   on behalf of the corporation and in a manner reasonably believed to be within the scope of the   authority conferred on such director, Officer or employee by these bylaws, except that a director,   Officer or employee shall be liable for any such loss, damage or claim incurred by reason of such   director’s, Officer’s or employee’s willful misconduct. To the fullest extent permitted by law, the   corporation shall provide advancement of expenses to, and indemnify, the members of the Board   of Directors, Officers and employees of the corporation.   ARTICLE VIII      General Provisions   Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 81 of 199

7   Section 8.1. Dividends. Dividends upon the capital stock of the corporation, subject to   the provisions of the certificate of incorporation, if any, may be declared by the Board of Directors   at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or   in shares of the capital stock, subject to the provisions of the certificate of incorporation.   Section 8.2. Funds for Dividends. Before payment of any dividend, there may be set   aside out of any funds of the corporation available for dividends such sum or sums as the directors   from time to time, in their absolute discretion, think proper as a reserve or reserves to meet   contingencies, or for equalizing dividends, or for repairing or maintaining any property of the   corporation, or for such other purpose as the directors shall think conducive to the interest of the   corporation, and the directors may modify or abolish any such reserve in the manner in which it   was created.   Section 8.3. Seal. The corporate seal shall have the name of the corporation inscribed   thereon and shall be in such form as may be approved from time to time by the Board of Directors   or Secretary. The seal may be used by causing it or a facsimile thereof to be impressed or affixed   or reproduced or otherwise.   Section 8.4. Waiver of Notice of Meetings of Stockholders, Directors and Committees.   Unless otherwise provided by the laws of the State of Delaware, notice of any Board of Directors,   Board of Directors committee or stockholders meeting, need not be given to any person who (a)   submits a signed waiver of notice, whether before or after the meeting, or (b) is present at such   meeting; and any meeting shall be a legal meeting without any notice thereof having been given,   if all the members are present.   Section 8.5. Form of Records. Any records maintained by the corporation in the regular   course of its business, including its stock ledger, books of account, and minute books, may be kept   on, or by means of, or be in the form of, any information storage device or method, provided that   the records so kept can be converted into clearly legible paper form within a reasonable time.   Section 8.6. Amendment of Bylaws. These bylaws may be altered, amended or   repealed, and new bylaws made, by either the Board of Directors or the stockholders.   Section 8.7. Investment Company Restrictions. The Company shall not take any action   that would cause it to become an “investment company” as defined in Section 3(a)(1) of the   Investment Company Act of 1940 (the “Act”), unless it can rely on an exemption other than the   exemptions in Section 3(c)(1) or 3(c)(7) of the Act. The Company shall within five (5) business   days after the last day of the applicable fiscal year or promptly at the request by holder(s) of at   least fifty percent (50%) of the stock issued and outstanding (in any event within five (5) business   days of such request) deliver to such holder(s) a written opinion of the Company’s outside legal   counsel (a “1940 Act Opinion”) confirming the Company’s treatment under the Act.         Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 82 of 199

  Attachment 4      New Executive Employment Agreements                  Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 83 of 199

01   01   23456789i25511912131431513i25516217i2551819182011212222321242521232624272232828191823202229263028181111112930Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 84 of 199

01234567i2559710111211311i25514015i255161716189190202119222319212422250212626171621182027242826169992728Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 85 of 199

01234567i2559710111211311i25514015i255161716189190202119222319212422250212626171621182027242826169992728Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 86 of 199

01234567i2559710111211311i25514015i255161716189190202119222319212422250212626171621182027242826169992728Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 87 of 199

01234567i2559710111211311i25514015i255161716189190202119222319212422250212626171621182027242826169992728Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 88 of 199

01234567i2559710111211311i25514015i255161716189190202119222319212422250212626171621182027242826169992728Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 89 of 199

01234567i2559710111211311i25514015i255161716189190202119222319212422250212626171621182027242826169992728Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 90 of 199

01234567i2559710111211311i25514015i255161716189190202119222319212422250212626171621182027242826169992728Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 91 of 199

01234567i2559710111211311i25514015i255161716189190202119222319212422250212626171621182027242826169992728Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 92 of 199

01234567i2559710111211311i25514015i255161716189190202119222319212422250212626171621182027242826169992728Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 93 of 199

01234567i2559710111211311i25514015i255161716189190202119222319212422250212626171621182027242826169992728Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 94 of 199

01234567i2559710111211311i25514015i255161716189190202119222319212422250212626171621182027242826169992728Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 95 of 199

01234567i2559710111211311i25514015i255161716189190202119222319212422250212626171621182027242826169992728Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 96 of 199

01234567i2559710111211311i25514015i255161716189190202119222319212422250212626171621182027242826169992728Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 97 of 199

01234567i2559710111211311i25514015i255161716189190202119222319212422250212626171621182027242826169992728Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 98 of 199

01234567i2559710111211311i25514015i255161716189190202119222319212422250212626171621182027242826169992728Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 99 of 199

01234567i2559710111211311i25514015i255161716189190202119222319212422250212626171621182027242826169992728Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 100 of 199

01234567i2559710111211311i25514015i255161716189190202119222319212422250212626171621182027242826169992728Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 101 of 199

01234567i2559710111211311i25514015i255161716189190202119222319212422250212626171621182027242826169992728Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 102 of 199

01234567i2559710111211311i25514015i255161716189190202119222319212422250212626171621182027242826169992728Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 103 of 199

01234567i2559710111211311i25514015i255161716189190202119222319212422250212626171621182027242826169992728Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 104 of 199

01234567i2559710111211311i25514015i255161716189190202119222319212422250212626171621182027242826169992728Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 105 of 199

01234567i2559710111211311i25514015i255161716189190202119222319212422250212626171621182027242826169992728Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 106 of 199

01234567i2559710111211311i25514015i255161716189190202119222319212422250212626171621182027242826169992728Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 107 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 108 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 109 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 110 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 111 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 112 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 113 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 114 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 115 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 116 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 117 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 118 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 119 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 120 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 121 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 122 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 123 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 124 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 125 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 126 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 127 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 128 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 129 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 130 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 131 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 132 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 133 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 134 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 135 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 136 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 137 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 138 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 139 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 140 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 141 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 142 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 143 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 144 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 145 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 146 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 147 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 148 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 149 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 150 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 151 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 152 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 153 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 154 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 155 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 156 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 157 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 158 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 159 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 160 of 199

Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 161 of 199

  Attachment 5      Amended and Restated JIA Agreement                              Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 162 of 199

012345678i2551021112678   131401516016i255131516i25517018191319016   152015211622182317019222015131724   221510018191401519i2551316102218201724i255132517001401519   26272829i25531323334353335i255363435i2553733293836383335i2553940344142282943443338284034364445i25546344733293832333438i2553135472829404445i255314844333332333438i255   493629i255323645i2555033i25551524438273344i2553632333435333553i255324035285128333553i255295254545533323334383335i2554044i2554433293836383335i25551444032i25538283233i2553840i2553828323353i25538272829i255   56314844333332333438575853i2552829i25532363533i255363435i25533343833443335i25528343840i2553629i2554051i25559525545i255606053i2556162616253i2555045i255363435i25550333863333334i25559643946656637i25546396766682669663926   31426746687037685371717253i25536i2554233553663364433i25555283228383335i255552836502855283845i25543403254363445i25549382733i2555646344733293832333438i25531354728293344575853i255363435i255466973   744639313972463171i255727037657037312646703953i25536i2554233553663364433i2554340445440443638284034i25549382733i25556725528333438575875   172365767712   7873663766316853382733i25554364438283329i255273344333840i25533343833443335i25528343840i25538273638i25543334438362834i2553940344142282943443338284034364445i25546344733293832333438i255   3135472829404445i255314844333332333438i2553536383335i2553629i2554051i255315248522938i255798053i2556162798153i25563283827i2552834383334353335i255335151334338i2553629i2554051i255315248522938i2557953i25561627981i25549382733i255   567044284828343655i255314844333332333438575853i25554524429523634383840i2556327284327i255382733i25546344733293832333438i25531354728293344i255633629i25533344836483335i2555045i255382733i255725528333438i2553840i255   54444047283533i25543334438362834i2553440344135282943443338284034364445i25528344733293832333438i2553635472829404445i2552933444728433329i2553840i255382733i255725528333438i2552834i25544332954334338i2554051i255382733i255   31434340523438i255493629i25535335128343335i2552733443328345882   7873663766316853382733i255725528333438i2552829i255443347283363283448i255365538334434363828473329i255514044i25536i255293844363833482843i2554433293844524338524428344853i2556327284327i255   323645i25528344355523533i255512855283448i255514044i25550363483445254384345i2555234353344i2552628385533i2557979i2554051i255382733i255643428383335i255683836383329i25572403533i25549363445i25529524327i2554433293844524338524428344853i255   382733i2555672273654383344i2557979i255742855283448575882   7873663766316853i255382733i255725528333438i25535332928443329i255514044i255382733i25546344733293832333438i25531354728293344i2553840i2554340343828345233i2553840i25554334451404432i255   43334438362834i2553440344135282943443338284034364445i25528344733293832333438i2553635472829404445i2552933444728433329i2553840i255382733i255725528333438i2552834i25544332954334338i2554051i255382733i25531434340523438i255   5234353344i255382733i2553833443229i255363435i25543403435283828403429i2553629i255293338i2555140443827i25527334433283453i255363435i255382733i25546344733293832333438i25531354728293344i2552829i25563285555283448i2553840i2554340343828345233i255   3840i25554334451404432i25529524327i255293344472843332982i255363435   7873663766316853382733i25554364438283329i255273344333840i255353329284433i2553840i2553632333435i255363435i25544332938363833i255382733i2557044284828343655314844333332333438i255   5045i2553334383344283448i25528343840i25538272829i25531484433333233343875   39707853267366376674703766532834i25543403429283533443638284034i2554051i255382733i255325238523655i255434047333436343829i255273344332834i255434034383628343335i255363435i255   514044i2554038273344i25548404035i255363435i2554736555236505533i2554340342928353344363828403453i255382733i25544334333285438i255363435i2552952515128432833344345i2554051i2556327284327i255364433i255273344335045i255   36438334406355333548333553i255382733i25554364438283329i255273344333840i2553648443333i25538273638382733i2557044284828343655i255314844333332333438i2552829i255273344335045i25536323334353335i255363435i255   4433293836383335i2552834i255283829i2553334382844333845i2553629i2555140555540632984   1385112286285   7975 1837872i255788i25518211896321290i2551333748575   3675 262733i25546344733293832333438i25531354728293344i255273344335045i255364844333329i2553840i2554340343828345233i2553840i25554444047283533i2553440344135282943443338284034364445   28344733293832333438i2553635472829404445i2552933444728433329i2553840i255382733i255725528333438i2552834i25544332954334338i2554051i255382733i25531434340523438i2555452442952363438i2553840i255382733   3833443229i255293338i2555140443827i25527334433283475i255i255744044i2555452445440293329i25527334433405153i255382733i255563143434052343857i255283428382836555545i2553233363429i255382733   54404438284034i2554051i255382733i2557255283334389129i25543362927i255363435i2554038273344i255362929333829i25535332928483436383335i2555045i255382733i255725528333438i255514044   32363436483332333438i2555234353344i25538272829i25531484433333233343853i2556327284327i255323645i2555033i25527335535i2552834i255403433i2554044i25532404433i2553643434052343829   9293949596979899i2551019910210310493105103i25510692107i25510810911010111110911211311492115116116114108117115115114113110118110114119113112111118119111110112120121122123124125126127128129130132130133134135124136134137123138139140140141142143132144145140141139141145146147144148145142149150148145142149142151149152153152143152123152Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 163 of 199

0   12345672819i2554119i2551247113471119i255513i255381i25514671113i2551516i2558169i255513i255381i25514671113i255711i25541113i2551538116i255124111111617i255i255   184198i25542213i255711i255381i2552019191521113i2552846i25551i255161221161619i255315i25581161711i25542i255411i255232019191521113i2552022131724i255i2552581i255   71173746i2552019191521113i2552022132i2554161i255213i25522151638i255711i25526198192161i255278116131517i255i2552581i2552019191521113i2552876i25551i255   4929212319i255221516i25528738916428462i2554119i255499737151146i25519151131675213715112i25512491i25522161512i25537121i255315i25537121i255711i255   4191915169411191i25528738i2553872i2552030161112111317i255i255311516i255381i2554321579411191i2551522i25522211638116i255915215333i25541113i25519421212i2551522i255   41937151133i2551964712233i2554284169233i25594124301233i255161191532116712i2551516i2551538116i255271276416i2557113411307561i255422132i2551522i255381i255   14671113i2553471119621971130i255381521i2553843i2551616431i255315i25541113i2552019191521113i255202213i2554119i2554161i255711i255135723111191i25542i2551522i255   1516i255416721i25515213i2551522i25513211132i25515191921161671130i255512215161i255381i2559431i255221198i2552019191521113i255202213i25572i25536641919i255711i255381i255   201919152111337i2552846i2551511613i25551i255364163i2551522i255381i2552019191521113i255722i25513536671973613i255912730114319i25542i255411i2552019191521113i255   202213i255513i255381i25514671113i2554119i255221198i255912730114371511i25572i25541919136319i255513i255381i255381132123121113i255209327211617   517 2581i25514671113i2551241333i25528738i255381i25519151121113i2551522i255381i255381132123121113i255209327211633i255316411222116i255499737151146i255   422132i25534221198i25542213233i255381i2552325164112221161619i25520221322437i255315i255381i255201919152111317i255i2552581i255224716i2553246211i2551522i25514198i255   25164112221161619i25520221333i25542i2551522i255381i2559431i2551511i2552887198i255221198i25525164112221161619i255202213i25572i2553164112221161619i255315i255   381i255201919152111333i2552846i25551i2559131161271119i2553621162214113i255315i25526119371511i2553917417   1917 2581i255381132123121113i2552093272116i25581161513i25543016112i255315i25536161532791i255381i25521163271912i255213i25522151638i255711i25526198192161i255   2081161315i25528738i2551612361193i255315i255381i2556154112i25549919i255315i255381i2552019191521113i255711i2554191915169411191i25528738i255381i255   3116122i25581161711i25534381i255234015411i2552022132243717i255i2552581i255364163712i25581161315i25541941111528619301i2554119i2554301611i255384333i255   42i2551522i255381i2559431i25581161152233i255381161i2554161i2551115i2554015411i2552022132i255711i255381i255201919152111317   917 2581i255381132123121113i2552093272116i2552846i25519151137112115212613i255121511731516i255411933i25521361511i2551614221123i25522161512i255381i255   1467111333i255161327128i255381i2552019191521113i255411933i255344171130i255711315i2551915112791164371511i25546i25522419315162i2554119i255   19716192112234111912i2553843i25573i2559131161271112i255315i25551i25516161324113i25543i255381i25537121i255347111962197113033i2552873815213i255   671273437151133i255381i255381132123121113i2552721791671112i2553442i255912271119i2555161528373733i255381i255381132123121113i2552093272116i255   2846i255124411i255221198i25571132123121113i25516119151212111943715112i255315i255381i255384344i255381132123121113i255141512127311i255   3442i255912271119i255516152837i25542i255381i255381132123121113i2552093272116i2551915112791162i255315i25551i2554363616153616743117i255i255311516i255   3621163615212i25581161152233i255381i25523384344i255381132123121113i25514151212731124i2552846i255121411i255381i25571132123121113i255   191512127311i2554363615711319i255513i255381i25514671113i25531533i255412151130i2551538116i2553871130233i255124411i25571132123121113i255   911972715112i2551511i2555184622i2551522i255381i255201919152111317i255i2552581i2551211251162i2551522i255381i255384344i255381132123121113i255   141512127311i255192116161113613i2554161i25514849i255454162151133i25546411716i255471515933i2554119i25548413i255491562217i255i2552581i255381132123121113i255   2093272116i255419411115286193012i2554119i25543016112i2553843i255381i255122221193732111122i2551522i2553872i25520301611121113i2552846i25551i255   1915119737151119i25521361511i255381i2551612730114371511i2551522i25548413i2554915622i25522161512i255381i255381132123121113i25514151212731117i255i2552581i255   381132123121113i2552093272116i255419411115286193012i2553843i25514198i255419371511i2553441111i255513i255381i255384344i255381132123121113i255   141512127311i25543i25541113i25530732111i25537121i255122123i25551i2554363616153219i255513i255381i255211141171215212i255321531i2551522i255732i255   1211251162i25543i255221198i2553712117i255i2552581i25514671113i2552846i25536161512363613i2551115372213i255381i255381132123121113i2552093272116i2551522i255   41113i2551984113012i255315i255381i255191512361527371511i2551522i255381i255384344i255381132123121113i255141512127311502i2551211251162873617i255i255   311516i255381i2554321579411191i2551522i255915215333i255381i255381132123121113i2552093272116i2552846i25511153i25584321i25541113i25597219161371511i255315i255   41942217161i25541113i255422132i255221516i255381i255201919152111333i2551516i255315216i25541113i2552019191521113i2552022132i25543i25541113i2553712117i255i255   117 2581i25536813271946i25536152212271511i2551522i255381i2552019191521113i2552846i25543i25546i255371212i25551i255816933i2551915113161561933i2554119i255   491271172311619i255513i25515111i2551516i2551215161i255422146722719i25519212315974112i255912730114319i255513i255381i25514671113i255341419833i2554i255   231421231597411243717i255i2552581i255381132123121113i2552093272116i2552846i25521119116i2551115i25519716192112234111912i2554193i25542i2554i255   1921231597411i255221516i255381i2552019191521113i2551516i255153811628721i25584321i25536813271946i25519212315913i2551516i255191511316156i2551522i255381i255   201919152111317i255i2552581i255381132123121113i2552093272116i2554119i255381i25514671113i25541941111528619301i2554119i2554301611i2553843i255381i255   381132123121113i2552093272116i255345137i255842i25511153i25516119173219i255111516i255842i255849i25541919122i25531533i255711i25514198i2551942133i25542i2551522i255   381i2559431i2551522i2553872i2552030161112111333i2554119i25534515137i2552846i25511153i2551611917321i255111516i2552846i25584321i25541919122i25531533i255711i255   5253545556575859i2556159626364536563i255665267i2556869706171697273745275767674687775757473707870747973727178797170728081828384858687888990929093949584969497839899100100101102103921041051001019910110510610710410810510210911010810510210910211110911211311210311283112Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 164 of 199

0   1234i25532617i25528i2552910i255811121i25513141511916i255841i2551711512i2551826i25513119119113i25541151119207i2552910i25531468211311222i255216151112198i255   231824119i255841i255252211198i2552115i255841i2552633211498i255219i255841i2552191i255429137i2552913i2552910i25525146821131129i255219i255841i2552184115i255   4291327i255i255282115i255841i2552292111132931i2552119i2551321142387i255841i2553092916812198i255261329116115i2556422222i2559218i255231i2552211223221i255192115i255   2910i255238i2552115i2552112116611219i2552119i2552910i2552514682113112927   1927 1741i255252211198i2556422222i2553115212911131i255841i2553092916812198i255261329116115i255241184i255841i2551192916812198i2551614111312211916i255192115i255   841i2552633211498i25561811916i255192115847i25521221916i2552184115i255841191667i255841i2551192916812198i255312122113107i2552123321381129167i255   1511633i2558212211529317i2552913i25515168151138112196i255181119i255291020i255162129115911916i255841i2552633211498i25518841i255343092916812198i255   3514111312211916362027i255i2551741i255252211198i25521615116i255821i2559218111910i255841i2553092916812198i255261329116115i255119i255241511811916i2552119i2552910i255   34291616i2552115i255122113111911328112196i255821i255841i2553092916812198i2553514111312211916i2552115i2552910i2552184115i25512281156i255   2191913811916i255841i2552633211498i2552441134i2552151i255122811511222i255821i255841i2553092916812198i255261329116115376i25531115192115122931i255   2119i2551186i255131481116i255411511491311527i255i255282115i255841i2552292111132931i2552119i2551321142387i255841i2553092916812198i255261329116115i2556422222i255   9218i255231i255232114913i2552310i2552910i25561434i25534291617i25512211311191132811219i2552115i2551228115i25513163151123113i255119i255841i255   111212113112812210i25531151311311916i25561981931i25518119322141311916i25534291616i255821i255841i2553092916812198i255351411131221191620i255   14922166i2552913i25514981122i255118i255426i25523119i25516112919i25523814222i25592181131i2558411512119i255311415614298i255821i2553813811219i255393927   1627 1741i2553092916812198i255261329116115i2556422222i2553115212911131i255841i255252211198i255241184i2552i2551513121158i255241184119i2554041i25523146119166i255   132106i25519212222212411916i255841i2551913i2552119i2551234i2551221984i255119i255841i25519211512i25528234113i25526i255383411314221i2554241151821i2552115i255   61434i2552184115i25519211512i25526i255216151113i255231824119i255841i255312158111627i255i255   427 1741i2553092916812198i255261329116115i255233392124221131616i2552913i25521615116i2558428i255841i25511919138112919166i2552119i25584116i255   2616151112198i255116i2556142332138i255821i255841i255266141231811219i2552119i25584116i2552616151112198i2552310i255841i2552522111987i25526i255   34151211516291143113i2551312382115736i255311415614298i255821i2552i255321919111512113i255342318115i2554040i255312229i2552119i2551512115162911432811219i255119i255   841i2552542318115i2554040i25528112211916i2552913i255841i25521331415151931i2552119i255841i25534442229i25545191913811291i2554628136i255   84115114913115274721824118468291311916i25529108411916i255821i255841i255321981521510i255618i25519211584i255119i2553813811219i25539407i25584116i255   2616151112198i2556422222i255231i25513116322216113i2552310i255841i255252211198i255119i255841i255342318115i2554040i2551311632221614151i2556828112198i255   2913i255312229i255614313122112198i255821i255231i255191122113i2552310i255118i255241184i255151631138i255821i25561434i255312229i2552119i255151211516291143281121927i255i255   1127 45234i25530911811222i255266618i25564222227i25526i2552119i255841i2551191913811291i25513281i2552119i25584116i25526161511121987i255231i25513161116928113i255   2310i2551214814222i255216151112198i2552119i255841i2553092916812198i255261329116115i2552913i255841i255252211198i25526i25529i2553448311152811916i255   26661836i2552115i2552i25534472194948311152811916i2552666182736i255i25545234i25561423615014198i25526618i2553114153426113i255192115i2552184115241161i255   21313113i255821i255841i2552633211498i255119i2552332115132931i255241184i255841i2558115126i255411512119i25564222227i25528i255841i255811121i2552119i25561434i255   31141534261i2552115i25521313118112197i255231i25513161116928113i2552310i2551214814222i255216151112198i2552119i255841i2553092916812198i255261329116115i255   2913i255841i255252211198i25526i25529i25548311152811916i255266618i2552115i2552i255472194948311152811916i25526661827i255i25545234i25561434i255   1316111692811219i25512210i2552192210i255231i255342916113i2551431219i25532196198i2552119i255232184i255841i2553092916812198i255261329116115i2552913i255   841i25525221119827i255i2551741i255252211198i2552913i255841i2553092916812198i255261329116115i25511981913i255821i255131611169281i2551501411810i2552913i255   1501411810492211331i25511981151686i255119i255151222i255168281i2552115i255151222i255168281491512228113i255266186i25526i25548311152811916i255266618627i255i255   262222i255512129i2552666186i2556422222i255231i25513161116928113i25526i255472194948311152811916i255266618627i255i2551741i2553092916812198i255   261329116115i25524112222i2553115212911131i255841i25561152911316i255618i25519211584i255119i255383411314221i2552541151821i255241184i255151631138i255821i255841i255   48311152811916i255266618627i255i2551741i2553121581116i2552161511i2558428i2555137261423115161i255131i2553821921122i255521621158i255   53292161121987i255515125i2552913i25553232615841415i2554422231i25554218122i2552913i25538312i25518821161841157i2553453232615841415i255   44222313620i2556422222i255231i25529i25548311152811916i2552666187i2553115212911131138428i255841i2553092916812198i255261329116115376i2556321311i255   2119i25561152911316i255119i255151631138i2552119i25553232615841415i2554422231i25514913115i25584116i2552616151112198i2556422222i25511932214131i255842161i255   61152911316i255618i25519211584i255119i255383411314221i2552541151821i25529137i2551119i25515150141681137i255841i2553115212911611219i2552119i255681528116113i255   213291131i255151162151311916i255841i2551229216112198i25521197i2552913i2552184115i25512281156i2551512228113i2558217i25553232615841415i255442223127   5556575859606162i2556462656667566866i255695570i25571727364747275767755787979777180787877767381737782767574818274737583848586878889909192939593969798879997100861011021031031041051069510710810310410210410810911010711110810511211311110810511210511411211511611510611586115Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 165 of 199

0   12 3456i25589i25510611i255121314111510i25541516i25510611i25517151811191020111510i25521161814191122i25542322111119i255106410i255162422141523i25510611i2552511222026i255272829i25510611i255   121314111510i25519641313i2553011i255311122201410101116i255108i25532141061622432i25541533i25554196i255822i25581061122i25541919111019i255922820i25510611i25521558241510i255   2431815i255410i255131141910i2559141811i2553024191415111919i255164331934i2551581014511i255108i25510611i25517151811191020111510i25521161814191122i25541516i25527282829i25510611i255121314111510i255   19641313i25515810i2553011i255311122201410101116i255108i25541616i25554196i255822i25541533i25581061122i25541919111019i255108i25510611i2552155824151026i25511355113110i255419i255   8106112232141911i25543131228181116i2553033i25510611i25517151811191020111510i255211618141911222   362 25611i25517151811191020111510i25521161814191122i25519641313i255311122982220i255141019i255162410141119i25561122112415161122i2553214106i25510611i25554221126i255193614131326i255   312224161115511i25541516i25516141314231115511i2552415161122i25510611i2555142252420191041551119i2551061115i2553122111841413141523i255106410i2554i25531222416111510i255   31112219815i2554510141523i2551415i2554i25513143611i255914162451442233i255543145141033i25541516i2559420141314422i2551415i255192456i2552041010112219i255328241316i255241911i2551415i255   10611i25558151624510i25589i255415i25511151011223122141911i25589i25513143611i2555642245101122i25541516i25541420192i255i2551715i255311122982220141523i25510611i255191122181451119i255   191110i2559822106i2551415i2551061419i255212322111120111510i255822i255419i2558106112232141911i25542322111116i2553033i25510611i255314221014111926i25510611i25517151811191020111510i255   21161814191122i25519641313i2553011i2554i255914162451442233i255108i25510611i255121314111510i255312422192441510i255108i25541313i25543131131454301311i25513432192   372 383940413942394344454446474342i255454349i25550454141454344463942i2554751i255445239i25553435439424455394344i255564954464239412i255i25525611i25517151811191020111510i25521161814191122i255   22113122111911151019i25541516i25532422224151019i255108i25510611i255121314111510i25510641057   42 10611i25517151811191020111510i25521161814191122i2551419i25516241333i2558222341514581116i255419i2554i25513142014101116i25513144301413141033i25558203141533i2552415161122i25510611i255   1343219i25589i25510611i255591041011i25589i255601113432422112i255i25525611i25517151811191020111510i25521161814191122i2556419i2559241313i255318321122i25541516i255424106822141033i255   108i2551135115241011i25541516i25516111314181122i25541516i255108i25554222233i25582410i25510611i2551011222019i25589i2551061419i25521232211112011151061   302 1061419i255212322111120111510i25558151910141024101119i2554i25513112341326i25518413141626i25541516i25530141516141523i25583013142341014815i25589i25510611i25517151811191020111510i255   2116181419112226i255192430111510i255108i255272829i25530415362224311053326i25514151981318111553326i25522118222341514584101481526i2552082241082214242026i25541516i255   1914201413422i2551343219i2554911510141523i255522111614108221934i25522142361019i25541516i2552211201116141119i2552311151122413133326i25527282829i2552311151122413i255   3122141551431131119i25589i25511622414103326i25541516i2552728282829i255581519141611224101481519i25589i25531243013145i2553181314533i255221113410141523i255108i255   1415161120151491454101481561   52 10611i255113511524101481526i255161113141811223326i25541516i255311122982220415511i25589i2551061419i255212322111120111510i2553033i25510611i25517151811191020111510i255   21161814191122i2551681119i25515810i255181481341011i25541533i25583013142341014815i2553033i2553261456i25510611i2551715181119102011151021161814191122i2551419i25530824151626i255   326111061122i2554221419141523i2553033i25558151022451026i255831112241014815i25589i2551343226i255822i255810611223214191161i255   162 10611i25517151811191020111510i25521161814191122i2556419i25541313i255131451115191119i25541516i255221123141910224101481519i2551511511191942233i255108i25554222233i25582410i25510611i255   191122181451119i25516111952214301116i25561122111415i2554151626i255321410682410i2551314201410141523i25510611i2552311151122413141033i25589i25510611i25598221123814152326i2551419i255   22112314191011221116i255419i255415i2556314151811191020111510i255416181419112264i2552415161122i25510611i25517151811191020111510i2552116181419112219i25521510i25589i255656606726i255   419i2554201115161116i2552710611i255632116181419112219i25521510642961   112 10611i25517151811191020111510i25521161814191122i2556419i25541683110111626i255416611221119i25510826i25541516i255241014131458111926i2553181314514111926i25531228511162422111926i255   1933191011201926i25541516i25583111224101481519i255106410i25542211i2551415161131111516111510i25589i25510681911i25589i25510611i25512131411151026i25531228181416111626i255106410i255   10611i25517151811191020111510i25521161814191122i25519243013114191119i2558914511i25519314511i255922820i25510611i255121314111510i255312422192441510i255108i2554i25519113142241011i255   42322111120111510i255302410i2552415161122i255192456i2554222241523112011151026i25510611i25517151811191020111510i25521161814191122i255272829i2552041415104141519i2554i255   1611191423154101116i25519314511i25532141061415i25510611i2551213141115103419i2558914511i2551931451126i25541516i25527282829i2556419i255416831101116i25541516i25598131383219i255   312285111624221119i255106410i25542211i25522114198154301333i2551611191423151116i255108i25531221118111510i25541533i255196422141523i25589i255141598222041014815i255   30111032111115i25510611i25517151811191020111510i255211618141911223419i25531112219815151113i25541516i25510611i2551213141115103419i25531112219815151113i2552710611i255   63171598222041014815i255596422141523i255682285111624221119642961i255   92 10611i25517151811191020111510i25521161814191122i2556419i255312281814161116i25510611i255121314111510i2553214106i25510611i255171598222041014815i255596422141523i255   682285111624221119i25541516i25519641313i2553122818141611i25510611i255121314111510i2553214106i25531228203110i2551581014511i25589i25541533i25520410112214413i255   4201115162011151019i25510611221110861   6970717273747576i2557876798081708280i255836984i255858687788886899091699293939185949292919087958791969089889596888789979899100101102103104105106107109107110111112101113111114100115116117117118119120109121122117118116118122123124121125122119126127125122119126119128126129130129120129100129Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 166 of 199

0   12 345i255789510311583i255121391410515i2551410i255148i255161711181914208165i255211434i255201919i2552018181914162022195i2551920211023i255152419510i25520813i255   15512419203141781023i25514816192413148123i25521143417243i2551914111432031417823i255345i25512139141051510i2551216325   42 341410121155511583i25516178103143243510i255208i2552015112610271958134i255201155511583i255225321558i255345i255281914583i25520813i255345i255   789510311583i25512139141051525   142 851434515i255345i255789510311583i255121391410515i25581715i25520829i2551851510178i255148i255161783151719i255173023i25516178315171919513i255222923i2551715i25524813515i255   16171111178i255161783151719i255211434i255345i255789510311583i25512139141051523i2551410i255313233i25520i2551851510178i2551914103513i255148i255345i2551288534i255317i255   35345162431495i255361513515i25537172i2553839404041i255314042423833i25514101024513i2552229i255345i25543155101413583i2551730i255345i255448143513i255453203510i2551730i255   1211515141620i2553135345162431495i255361513515i25546191716471481i25543151718515329i25520813i255431517414221431481i255481520810201631417810i255211434i255   435151017810i25549417i2552817111114323i25548415520358i255317i2552817111114323i2551715i2554524181817153i255485151517151410113323i25531323233i25582011513i255178i255   345i2555014103i2551730i25545185161420191929i255515101418203513i2553720314178201910i25520813i2554619171647513i255435151017810i2551120148320148513i2552229i255345i255   442452i25536303014165i2551730i25552171551418i2551210105310i255281783151719i2551715i25520829i25510141114192015i2551715i2551617111820152022195i2551914103i255   1815171124191203513i2552229i25520829i25511795158115832019i25520243417151432923i2553132323233i25520i255817827442452i2552220847i25521143417243i25520i255   184291014162019i255181551058165i255148i25520829i255161724831529i2551715i255181517914131481i25522208471481i2551051591416510i25514813141551631929i255317i2551024164i25520i255   222084723i2551715i25531325333i25517345152114105i25518151741422143513i2552229i2552018181914162022195i255192021i25530151711i255181517914131481i2552013914165i2551715i255   1051591416510i255317i255345i255121616172483i25531520164i2551851510178i2551351016151422513i255148i255345i25530171551171481i2551619202410510i2553132333415172414i255   3132533323i255208i25554121391410515i25543151741422143513i2554351510178553325   562 851434515i255345i255789510311583i255121391410515i25581715i25520829i2551851510178i255148i255161783151719i255173023i25516178315171919513i255222923i2551715i25524813515i255   16171111178i255161783151719i255211434i255345i255789510311583i255121391410515i25542010i255581201513i2551715i25521141919i2555812015i255148i25520829i255   1352019148110i2551715i2553152081020163141781023i2551715i25517345152114105i255225i255478172114811929i255201010171614203513i25521143423i25520829i255121391410515i255   43151741422143513i255435151017825i25520813   472 2418178i2551555724510323i255345i255789510311583i255121391410515i25521141919i255181517914135i25515520101782022195i25520101014103208165i255317i255345i255   1216161724832610i255202413143171510i25531203i255345i2552819145832610i2551017195i255534185810533i255148i255161788516314178i255211434i255345i2552088242019i255   202413143i25520813i2555724201535151929i25515591452110i2551730i255345i2551216161724832   4845i25515518155105832031417810i25520813i25521201515208314510i255148i255341410i25545516314178i25540104201919i255225i255161783148241481i2551324151481i255345i25548515112i255i255   730i255203i25520829i255314115i2551324151481i255345i2554851511i25520829i25559583i25542010i255171616241515513i25534203i2552117241913i2551120475i25520829i2551730i255345i255   15518155105832031417810i25520813i25521201515208314510i255148i255341410i25545516314178i25540248315245i2551715i25514820161624152035i255148i25520829i25511203515142019i25515510185163i255   1430i2551024164i255155181551058320314178i2551715i25521201515208329i255215155i255317i2552251120135i2552010i2551730i25520829i2551024221055724583i25513203523i2553458i255345i255   789510311583i255121391410515i255104201919i255181517111831929i2558173143029i255345i255281914583i2551730i2551024164i255595832   392 585960615962596364656466676362i255656369i25570656161656364665962i2556771i255647259i2557374665963642i255i2554845i255281914583i255155181551058310i25520813i25521201515208310i255317i255   345i255789510311583i255121391410515i2553420375   202 345i255281914583i2551410i25513241929i255171512081476513i2552010i2552016171518171520314178i25524813515i255345i25519202110i2551730i255345i2554532035i2551730i255   515192021201552i255i2554845i255281914583i25542010i25530241919i255181721515i25520813i255202434171514329i255317i2555345162435i25520813i25513519149515i25520813i255317i255   1620151529i25517243i255345i25535151110i2551730i255341410i25512115551158325   222 341410i255121155511583i25516178103143243510i25520i2551951201923i25592019141323i25520813i25522148131481i25517221914120314178i2551730i255345i25528191458323i255   102422565163i255317i255313233i25522208471524183162923i255148101719958162923i2551551715120814762031417823i255111715203171514241123i25520813i25510141114192015i25519202110i255   20303051631481i255161551314317151026i255151414310i25520813i2551551151314510i2551585152019192923i25531323233i2551585152019i255181514816141819510i2551730i255557241432923i255   20813i2553132323233i255161781014135152031417810i2551730i255182422191416i255181719141629i255155192031481i255317i255148135118143014162031417825i255   7778798081828384i2558684878889789088i255917792i2559394958696949798997710010110199931021001009998951039599104989796103104969597105106107108109110111112113114115117115118119120109121119122108123124125125126127128117129130125126124126130131132129133130127134135133130127134127136134137138137128137108137Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 167 of 199

0   12 345i2555751839101112i255135149155161712181113i2551951620101621181115i2551020i25534922i25523241655215113i2552517i255345i255261495113i2551310522i25511103i255   15910141835i255181117i25510251492418391011i2552517i255274914i255345i255261495113i2551016i255345i2552311108113i255922i25525108111312i255274534516i255181692291124i255   2517i25511011316181312i255101951618391011i2551020i255141827i2551016i255103451627922528   132 345i255261495113i255922i25518i2552930818149209513i2551149511331i2551822i25513520911513i2551981622818113i255310i255328145i2553334353637i2551916102181424183513i255   81113516i255345i25523131592251622i255231328   52 34922i25523241655215113i255110112239383522i2551811i255181621382236145112434i25518241655215113i2552553275511i255345i255261495113i255181113i255345i255   3911155223215113i25523131592251628   202 345i255261495113i25541822i25522814i2554011102714513245i255181113i2555719516951115i255911i255209111811191814i255181113i2552582291152222i2552118351622i25534183i255   345i255261495113i255922i255118191825145i2551020i2555151814818391124i255345i255215169322i255181113i255169224022i2551020i255511351691124i255911310i25534922i255   2324165521511312i25591111481391124i255345i25552231825149224215113i2551020i255345i25511101136139221165391011181617i255911155223215113i255   181315922101617i2551651418391011224919i25545165811135162i255i2554145i255261495113i2558111351622318111322i25534183i255345i2553911155223215113i255   231315922516i2551310522i25511103i25524818161811355i255345i2551951620101621181115i2551020i255345i2552311108113i2551016i255181117i25522195192091i25514515514i2551020i255   195162010162118111512i2551016i255345i2552281152222i2551020i255345i2553911155223215113i2552313159225163822i2551015516181414i255225161591522i255911i2551652219513i255   1020i255345i255231110811328   242 345i255261495113i25541822i2551101113813513i2559322i255102711i2551385i2551391492451115i255181113i25591115522392418391011i2551020i255345i2553911155223215113i255   231315922516i255181113i25541822i25513535162191151312i2551011i2559322i255102711i255181110161312i255182035161101122814391124i25527934i2559322i25514524181412i255318712i255   20911181119181412i255181113i2551034516i25518131592251622i255310i255345i2555735113i255345i255261495113i25541822i255135351621911513i255310i255255i255115152222181617i255   1016i25513522916182514512i25534183i25593i255922i255911i255345i255255223i2559113516522322i2551020i255345i255261495113i255310i2555113516i255911310i25534922i2552324165521511328   42 345i255261495113i2551310522i25511103i25540111027i2551016i255418155i255181117i25516518221011i2553102282219513i25534183i255424344i255181117i255191016391011i2551020i255345i255   2311108113i25541822i255255511i2551016i2552791414i255255i255139165131417i2551016i255911139165131417i25513516915513i25520161021i2551016i25516514183513i255310i255424544i255181117i255   914145241814i255181391593952212i2551016i255424644i255181117i25519516221011i25527934i2552741021i255345i2553911155223215113i255231315922516i255922i255191610492593513i255   2517i25518191914911825145i255141827i25520161021i255110111381391124i255258229115222212i2551016i25542434344i255345i2551916101551322i25520161021i255345i2552311108113i255   2791414i255255i255139165131417i2551016i255911139165131417i255424544i255822513i255310i25520911181115i255181117i255914145241814i2551813915939522i2551016i255424644   139223169258351312i2551918913i2551016i2553161811222051616513i255310i255181117i25519516221011i25527934i2552741021i255345i2553911155223215113i255231315922516i255922i255   191610492593513i2552517i25518191914911825145i255141827i25520161021i255110111381391124i255258229115222228   92 115934516i255345i25526149511312i255111016i255181117i25519516221011i2554181591124i25518i25513916513i255255115209191814i25591135165223i255911i255345i255231110811312i255   111016i255181117i25519516221011i255911i255110113161014i255102012i25511011316101414513i255251712i2551016i25581113516i25511021211011i255110113161014i25527934i255345i255   26149511312i255922i255424344i25518i25519516221011i255149223513i255911i255345i25523111157i255310i25547751839155i255481613516i25549102i2555037333351i255423334345044i255   922228513i2552517i255345i25552165229135113i2551020i255345i255531193513i255543183522i2551020i25523215169118i2554247751839155i255481613516i25555141014091124i255   52161019516317i255181113i25552161049259391124i255411618112218139101122i25527934i2555251622101122i25556410i255261021219312i255414165183511i255310i255   261021219312i2551016i255548191910163i25541516161016922214412i25542434344i255111821513i2551011i255345i255579223i2551020i255541951918141417i2555852292411183513i255   4918391011181422i255181113i255551410140513i2555251622101122i2552118911318911513i2552517i255345i255532542i255482020915i2551020i255591016592411i2552322225322i255   2610113161014i2551016i255181117i255229219141816i2551016i255110211918161825145i255149223i2551916102181424183513i2552517i255181117i255241015516112151131814i255   188341016931712i2554243434344i25518i25511101136532542i25525181140i255279341083i25518i2551941722911814i255191652251115i255911i255181117i25511081131617i2551016i255   1916101591391124i2552518114091124i255225161591522i255911139165131417i255310i25522814i25518i2552518114012i2551016i25542436044i2551034516279225i255191610492593513i255   2517i25518191914911825145i255141827i25520161021i2554181591124i25518i25513916513i2551016i25591113916513i255255115209191814i25591135165223i255911i255345i2552311108113i255   4251814i25519516221011i25513522116925513i255911i255345i2552010165241091124i25511418822522i2554243443416108244i2554243604412i25518i25529261495113i255521610492593513i255   52516221011314428   612 115934516i255345i25526149511312i255111016i255181117i25519516221011i2554181591124i25518i25513916513255115209191814i25591135165223i255911i255345i255231110811312i255   111016i255181117i25519516221011i255911i255110113161014i255102012i25511011316101414513i255251712i2551016i25581113516i25511021211011i255110113161014i25527934i255345i255261495113i255   6263646566676869i2557169727374637573i255766277i25578798071817982838462858686847887858584838088808489838281888981808290919293949596979899100102100103104105941061041079310810911011011111211310211411511011110911111511611711411811511211912011811511211911212111912212312211312293122Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 168 of 199

0   123i2555672758i255910i25511121313i255567275i255126i2552614i2558521312673i255910i2551510263216151296317i255910i2559151510111235i255185i255   19691112671314i2552339161221558i255111215117i2552614i2552013125615i2552110911218121558i2552151039617i25522109231285817i255151215i2551515i255   10522105356152151296i255221092312858i2551814i2551515i2552013125615i2552468510i255151123i255161322435i2552526273121313i2556915i255222221314i255126i25510532251615i255   928i2551515i2552013125615293i25531210519138510330   1931 1515i2552013125615i255123i255105165122358i2551515i255326235315335615i25534823123510293i2552291312161253i255268i255221091658241053i255105721081267i255   1515i2552435i255268i255322851955221267i255928i25522510396213i2551262891033215129617i255268i2551814i25553551624151267i255151123i255347105533561517i255   1515i2552013125615i2552161969111358753i255151215i2551215i255123i25510528i255268i25524685103152683i2551515i255326235315335615i25534823123510293i255   2210122321614i2552291312161430i255268   1331 1515i2552013125615i255123i255105165122358i2552121015i2553634i255928i2551515i255326235315335615i25534823123510293i2553791033i25534383917i25523i2551054024121058i255   1814i2554124135i2553642434445i2552468510i2551515i255348231235103i25534161531   4615i255105221053561521512963i255268i255112101026151253i255126i255151123i25547516151296i255453121313i255185i255169615126241267i255824101267i2551515i255465103331i255i255   3228i255215i2552614i2551512335i255824101267i2551515i2554651033i2552614i2555235615i255123i2559161624101058i255151215i25511924138i255332195i2552614i255928i2551515i255   105221053561521512963i255268i255112101026151253i255126i255151123i25547516151296i255452461510245i255910i2551262161624102155i2551262614i2553321551012213i25510532251615i255   1228i255324161i25510522105356152151296i255910i2551121010261514i255115105i255159i255185i25533285i25523i255928i2552614i255324183540245615i2558215517i25515156i2551515i255   2013125615i2553121313i255221093322151314i2556915122814i2551515i255326235315335615i25534823123510i255928i255324161i255523561531   3228i2551515i2552013125615i255123i2556915i255105165122358i2552121015i2553634i255928i2551515i255326235315335615i25534823123510293i2553791033i255343839i25533910515126i255   4348i2551924103i255221012910i255159i2551515i25582155i255928i25553551624151296i255928i255151123i255347105533561517i2551515i2552013125615i25524685103152683i255151215i2551215i255   33214i25515510331262155i255151123i2553471055335615i255111215192415i25522562131514i2551112151126i2552812235i25518243126533i25582143i25522815510i255324161i25582155i255928i255   5355162415129617i25522109231285817i255151215i2552614i255126235315335615i255216151296i255105169333356858i2551814i2551515i255326235315335615i25534823123510i255   268i2551521956i2551814i2551515i255324950i255326235315335615i255209333312151555i2551112151i25510532251615i255159i2551515i255341616924615i255221012910i255159i2552614i255324161i255   15510331262151296i25511121313i255185i255215i2551515i2552013125615293i255101231931i255i255   4331 5152535455565731i255i2554615i255326235315335615i25534823123510i2553121313i2556915i255239155i25522109351253i25528910i2551515i255341616924615i255182415i2553121313i25528910112108i255   2614i25522109351253i255159i25515152013125615i2551119i2553121313i255185i2551053229631218135i25528910i255239151267i255324161i2552210935125331   5831 59606160625663566164i25566565657i255606167i2555156526853526360616956i25570536371566157606455536131i255i2554615i255326235315335615i25534823123510i2553121313i255   10516512235i2552810933i2551515i255201312561517i25523i25516933225632151296i25528910i25512153i255351023121653i25515105246851017i2551515i2554926275335615i2553755i255   268i2551515i25521510289103326165i25520933225632151296i255255216117i25523i255852812658i255151051262717i25511112161i2553121313i255185i2551621316241321558i255   268i255222128i255126i25521616910826165i2551112151i255471615824135i2553821515216158i2551510515931i255i255722161i255233924615i255159i255185i255222128i255159i2551515i255   326235315335615i25534823123510i2552468510i255151123i2553471055335615i2552512616132481267i2552468510i255471615824135i255381510515927i2553121313i255185i255   1696315102458i25523i2552i25535222102155i255268i2558123151261615i25522214335615i25528910i255222410229353i255928i25547516151296i25543427334i255928i2551515i2552098531   7431 75607677606455536131   231 4615i2552821210i25523213245i255928i255257827i25552161i255341616924615i2553433515i25523i255928i2551515i255528285161512235i25582155i255928i255151123i2553471055335615i255   25324161i255341616924615i2553433515317i2551515i25579326121512213i255343351538027i255268i25525787827i25552161i255233515i25528858i255159i2551515i255341616924615i255   22815510i2551515i25552828516151223582155i255928i255151123i2553471055335615i255126i25521616910826165i2551112151i2551515i25515510333i25515105928i255   2512616132481267i2551515i2554610263285101058i255343351532717i2553121313i255185i2558515510331265817i255126i25552161i2551623517i25523i255928i2551515i255   22222131216218135i25582155i2552511112161i2553121313i255185i2551515i255528285161512235i25582155i255928i255151123i2553471055335615i2551112151i25510532251615i255159i255   326121512213i25534335153i255268i2551515i25582155i2551515i255233515i255123i25528858i255159i2551515i255341616924615i25528910i25521313i2559151510i255341616924615i255   3433515327i2551814i2551515i2552013125615i25525324161i25523213242151296317i2551515i25579326121512213i255392132421512963802731i255i2554615i255326121512213i255   392132421512963i255928i2551515i255326121512213i2553433515325915151015126492163410151241021132165272105i2553515i25528910151i255126i255   471615824135i2558131i255i2554724188251615i255159i25547516151296i2557431161851391117i25521313i255324183540245615i255232132421512963i255928i255341616924615i255   34335153i2553121313i255185i25533285i2551814i2551515i2552013125615i255126i25521616910826165i2551112151i25547516151296i2557431181851391131   8384858687888990i2559290939495849694i255978398i25599100101921021001031041058310610710710599108106106105104101109101105110104103102109110102101103111112113114115116117118119120121123121124125126115127125128114129130131131132133134123135136131132130132136137138135139136133140141139136133140133142140143144143134143114143Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 169 of 199

0   12 345678i2551011i255128136141516116i25571412171618618i2551619i25520658161219i2552121010112176i255101918i2551122123658i255812i25520658161219i25521251624121525i255   261214i255102424i25512813614i2557221471211611i2551226i2558131611i2552728146629619825i25516195242218161928i2558136i255512297228108161219i2551226i2558136i255   30101910286296198i2553166i255101918i2558136i2553261426121429101956i25533122976191110816121925i255101918i255101934i25512813614i25510551222198161928i2551011i255   291034i25516i25514635221614618i25513614622191861425i2558136i25526101614i255171024226i2551226i255610513i25527551222198i25527111168i2551113102424i25516i2551011i255   1868614291619618i255134i2558136i2553324166198i2551619i2551055121418101956i2551516813i25516811i25517102422108161219i2557122416534i255368136i2553738102422108161219i255   32122416534394025i255151316513i255291034i255161952422186i255619281028161928i2551019i25516191867619186198i255101918i255107714127141610862434i255   14651228191641618i2556476148i255812i255171024226i255101934i25527551222198i25527111168i2553661051325i25510i2553738102422108161219i25527286198394025i255168i25516161928i255   105421912152461828618i255134i255610513i25571014834i255813108i2558136i25526101614i255171024226i2551226i255610513i2554319168161024i25527111168i25536128136148131019   301052714813221432241056401011i2551226i2558136i255181086i2551226i2558131611i25527281466296198i2551611i2551168i255261214813i2551619i2552051361822246i255442i255i25545136i255   4319176118296198i2552718171611614i255105421912152461828611i255813108i2558136i25538102422108161219i25532122416534i2551611i255522141461982434i255221918614i255   1461716615i255101918i2551122123658i255812i25514617161116121946i2554748495051525352813108i2558136i2553324166198i2551113102424i25522116i255512292961451610242434i255   14610111219101246i255626261214811i255812i255261619102416416i2558136i25538102422108161219i25532122416534i2557141229782434i255261224241215161928i2558136i2556262665816176i255   181086i2551226i2558131611i255272814662961982i255i25545136i2553324166198i2551113102424i255714121716186i2558136i2554319176118296198i2552718171611614i2551516813i255365140i25510i255   512734i2551226i2558136i25538102422108161219i25532122416534i2552271219i25516811i25526161910241641108161219i2551011i25518611514161618i2551619i2558136i2551629296181610862434i255   71465618161928i25511619861956i255101918i25536515140i2551019i25522718108618i2551761411161219i2551226i2558136i25538102422108161219i25532122416534i2557141229782434i255   261224241215161928i255610513i255102961918296198i2551226i2558136i25538102422108161219i255321224165342i255i255   52 541281516813118101918161928i255101934813161928i255812i2558136i25551219814101434i255136146161925i2551619i2558136i2556176198i255813108i2558136i2553324166198i255   1868614291619611i2558136i25526101614i255171024226i2551226i255101934i25527551222198i25527111168i2552271219i2551516813181410151024i25572214112210198i255812i255   20658161219i255553618401226i2552051361822246i2555613614681225i2558136i2553324166198i2551113102424i255714121716186i255714122978i2551514168619i255191281656   1226i2551122513i2557141271211618i25526101614i255171024226i2551868614291619108161219i255812i2558136i2554319176118296198i25527181716116142i255i2555771219i2558136i255   43191761181214i25527181716116145811i255146561678i2551226i255101934i2551122513i2557141271211618i25526101614i255171024226i2551868614291619108161219i255134i2558136i255   332416619825i2558136i2554319176118296198i2552718171611614i255291034i25519128162634i2558136i2553324166198i255813108i255168i2551816111077141217611i2551122513i255   7141271211618i25526101614i255171024226i2551868614291619108161219i25515168131619i25511617619i25551024619181014i25518103411i2551226i2558136i2554319176118296198i255   27181716116145811i255146561678i2551226i2551122513i2557141271211618i25526101614i255171024226i25518686142916191081612192i255i2554326i2558136i2554319176118296198i255   2718171611614i2551812611i2551112i2551816111077141217625i255101918i2558136i2553324166198i255101918i2558136i25543191761181214i2552718171611614i25510146i2552219101246i255812i255   10281466i2552271219i25510i255292282210242434i255105567810124626101614i255171024226i25515168131619i25511617619i25551024619181014i25518103411i25510268614i2558136i255   4319176118296198i25527181716116145811i25518161110771412171024i2551611i25528161761925i255813619i2558136i25526101614i255171024226i2551226i2558136i255107724165101246i255   27551222198i25527111168i2551113102424i25516i2551868614291619618i255134i25510i25538102422108161219i25527286198i25511624658618i255134i2558136i2553324166198i255101918i255   19128i25512123658618i255812i255134i2558136i25543191761181214i2552718171611614i2551011i25571412171618618i2551619i2558136i255261224241215161928i2551161986195625i2551516813i255   13102426i2551226i2558136i255266611i255101918i25551211811i2551226i2558136i2551868614291619108161219i255812i25516i25511214196i255134i2558136i25527551222198i2551011i2551019i255   27551222198i255347619116i255101918i2558136i25514629101619161928i25513102426i255812i25516i25511214196i255134i2558136i2554319176118296198i25527181716116142i255i2554319i255   8136i2556176198i255813108i25510i25538102422108161219i25527286198i2551611i25511624658618i255134i2558136i2553324166198i25572214112210198i255812i2558136i25571465618161928i255   1161986195625i2558136i2553324166198i2551113102424i255714121716186i2551514168619i255191281656i255812i2558136i2554319176118296198i2552718171611614i255   16186198162634161928i2551122513i25538102422108161219i2552728619825i255812i255151316513i2558136i25543191761181214i2552718171611614i255291034i255146101112191012434i255   12123658i2551619i2551514168161928i25515168131619i2558131466i25512211161961111i25518103411i25510268614i2551122513i255191281656i2551611i255281617619i2553610191825i2551619i2558136i255   6176198i2551226i255101934i2551122513i2551212365816121925i2558136i2553324166198i2551113102424i25511624658i255101912813614i25538102422108161219i25527286198i255   72214112210198i255812i2558136i25571465618161928i2551161986195625i255151316513i25538102422108161219i25527286198i2551113102424i25516i2551122123658i255812i2558136i255   191281656i255101918i25512123658161219i25571412561111i255512198629724108618i255134i2558131611i25511619861956402i255i25532141229782434i255261224241215161928i255   8136i2556262665816176i255181086i2551226i2558131611i2552728146629619825i2558136i2553324166198i255101918i2558136i2554319176118296198i2552718171611614i2551113102424i255   10281466i2552271219i25510i2552416118i2551226i255292282210242434i2551055678101246i25538102422108161219i25527286198112i255i25545136i2554319176118296198i2552718171611614i255   1113102424i25519128i25512123658i255812i25510i25538102422108161219i25527286198i25511624658618i255134i2558136i2553324166198i2551626i2551122513i25538102422108161219i25527286198i255   1611i2551168261214813i2551219i2558136i2552416118i2551226i255292282210242434i2551055678101246i25538102422108161219i25527286198112   592 60616162636465i25567686970647170712i255i25545136i25527551222198i2551113102424i255161014i255102424i2555121181125i25526661125i2556476191161125i255101918i2552416101162416816611i255813108i255   10146i25516195221414618i25513425i2551214i255101416116i25512228i2551226i2558136i255127614108161219i255122625i2558136i25527551222198i25536512242465816176243425i2553727551222198i255   34761911611394025i2551619524221816192825i255151681312228i25524162916810816121972i255i255367340i255102424i255122287412267471254268i25564761911611i25516195221414618i255134i2558136i255   7576777879808182i2558482858687768886i255897590i25591929384949295969775989999979110098989796931019397102969594101102949395103104105106107108109110111112113115113116117118107119117120106121122123123124125126115127128123124122124128129130127131128125132133131128125132125134132135136135126135106135Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 170 of 199

0   1234567426i2559103115412i25513210i2551165i25513141411151113645i255112i255161722416611172i2551811619i2556194i255131620211151161117222i25561213101122322i255   717211617121122322i255546151122322i2551917151011223i25513210i255101152417511223i2551714i25513225i25591616172126i2559554622i25513210i25515423131522i2556132622i255   13161617212611223i25513210i255612133415i255271121615211011223i255612132524171261361117222i255741315i25513210i255131616177717101361117228i2554262442545i255   1241513611223i2556194124617i25527413161922i255132i2552991616172126i25595546i2553026244254312822i2552412173111041022i255619136i2551114i25513225i2555211619i25591616172126i255   95546i2553026244254i2551241513611223i255617i255132i25591616172126i2559554622i255136i2556194i25561174i2551714i2551121621121242164i25513210i2551617732112410i2551811619i255   131515i25517619412i2559161617212695546i25530262442545i2551241513611223i255617i2556194i25551374i25591616172126i25595546i25513210i25511216211212410i255136i2556194i255   51374i2556117422i2554261644105i2553334352235353522i255112i25513232312423136422i25561942i2555211619i25591616172126i25595546i2553026244254i255519131515i255124202111124i255   6194i2552412436132424121731315i2551714i2556194i25537151142622i2551819111619i2552412436132424121731315i255519131515i2552176i255324i25521212413517213321525i2551811619194151038i255273928   6194i2551617565i25513210i2554262442545i2551241513611223i255617i255313152113611172i255271121615211011223i2556194i2551617565i25513210i2554262442545i2551241513611223i255617i255   6194i2551324241711267426i2551714i25513225i2554013152113611172i255923426i25521210412i255414166111725i25542433213210i25542431622i25532216i2554261615211011223i2556194i2551617565i255   13210i2554262442545i25532171224i2553225i2556194i2551234567426i2559103115412i255135i255546i255141712619i255112i25541416611172i2554243162838i255274428i2556194i2551617565i25513210i255   4262442545i25511216211212410i2553225i2556194i2551234567426i2559103115412i25513210i2551165i25513141411151113645i255112i255161722416611172i2551811619i2556194i255   12424171265i25524121731110410i25521210412i25541416611172i25534432338i255274528i2556194i25514445i25513210i2554262442545i2551714i25513225i2555412311164i255241217311104125i255   42231323410i255172i25532419131514i2551714i2556194i2559161617212622i255274628i255131515i25517216361714362417164746i2554262442545i25511216211212410i2553225i2556194i255   1234567426i2559103115412i25513210i2551165i25513141411151113645i255112i255161722416611172i2551811619i2556194i2551234567426i2559103115412485i25554123111611223i255   131661131161145i2551941242121041222i255112161521101122322i255181161917216i255151171161361117222i2554262442545i25512415136410i255617i255421417121647426i2551714i2556194i255   4917132i255955465i255274650515022i2556194i25514445i25513210i2554262442545i2551714i25513225i25517216511104i25516172125415i25513210i255112104244210426i255   13161617212613265i25542231323410i255112i255161722416611172i2551811619i2555211619i25542141712164742628i25527413161922i25513i255294917132i25595546i255414123111611223i255   3026244254312822i2552412173111041022i255619136i2551114i25513225i2555211619i2554917132i25595546i255414123111611223i2553026244254i2551241513611223i255617i25513i2554917132i255   9554622i255136i2556194i25561174i2551714i2551121621121242164i25513210i2551617732112410i2551811619i255131515i25517619412i2554917132i25595546i255414123111611223i25530262442545i255   1241513611223i255617i2556194i25551374i2554917132i25595546i25513210i25511216211212410i255136i2556194i25551374i2556117422i2554261644105i2553334352235353522i255112i255   13232312423136422i25561942i2555211619i2554917132i25595546i255414123111611223i2553026244254i255519131515i255124202111124i2556194i2552412436132424121731315i2551714i2556194i255   37151142622i2551819111619i2552412436132424121731315i255519131515i2552176i255324i25521212413517213321525i2551811619194151038i25513210i255275228i25513225i2551121047211625i255   173215112313611172543i255i255531712i2552421122417545i2551714i2556194i2551417124231711223i25554264216422i255131515i2554262442545i25511216211212410i255112i255161722416611172i255   1811619i2556194i25551374i2556121124i255519131515i255324i25510447410i255617i255324i2551241513641043i255i2555417i2556194i2554266426i255619136i25591616172126i25530262442545i255617i255   324i25532171224i2553225i2556194i25591616172126i25513124i25524131110i2553225i2556194i2551234567426i255910311541222i2556194i2551234567426i2559103115412i255519131515i255   241217311104i2556194i255371511426i2551811619i255124164112465i2551617341211223i2555211619i25591616172126i25530262442545i25513210i2556194i25591616172126i255519131515i255   24121772461525i255619412413146412i25512411732211254i2556194i2551234567426i2559103115412i255141712i2555211619i25591616172126i2553026244254543i255i255531712i2556194i255   133171110132164i2551714i25510172132622i2556194i2551234567426i2559103115412i255519131515i2553241312i255131515i2551714i2551165i25517182i2551734121941310i2551617565i25513210i255   426244254522i2551121615211011223i25513225i2551617565i25513210i2554262442545i2551241513611223i255617i2551165i25517141411164i2555241316422i25514131611151161145i25513210i255   5212424151145i25513210i2556194i255161772442513611172i2551714i2551165i255244125172241543   5543 5657585960586160i2556364i25565665867666866576970i25571596072735966646674585766635943   1343 75411619412i2556194i25512345674269103115412i25521712i2551165i25510111241661712522i2551714141116412522i2555191312419171510412522i25524131262412522i255   74732412522i255472415172544522i25513210i2551617261217151511223i2552441251725i25527135i2555211619i25564127i255115i25510414112410i25521210412i2556194i255   4141621121161145i2559166i2551714i255340767622i255135i255137421041028i25521712i2551165i25513141411151113645i25521712i25561941112i25512452441661134i25510111241661712522i255   1714141116412522i2555191312419171510412522i25524131262412522i25574732412522i255472415172544522i2551712i2551617261217151511223i2552441251725i25527413161922i255   132i255299103115412i25577415136410i2557841251723128i255519131515i255324i25515111332154i255617i2556194i25537151142622i25579788022i2556194i25518081i2551234567426i255   37177711644i2551712i255617i2556194i25510111241661712522i2551714141116412522i2555191312419171510412522i25524131262412522i25574732412522i2554724151725445i255   13210i2551617261217151511223i2552441251725i2551714i2556194i25537151142622i255797880i2551712i2556194i25518081i2551234567426i25537177711644i2551712i255   6194i25513141411151113645i2551714i2556194i25537151142622i255797880i2551712i2556194i25518081i2551234567426i25537177711644i2551712i25561941112i255   12452441661134i25510111241661712522i2551714141116412522i2555191312419171510412522i25524131262412522i25574732412522i255472415172544522i25513210i255   1617261217151511223i2552441251725i25527413161922i25513i25529371511426i2558212172124i2558047324123128i25514171213225i2551517554522i2551013713234522i255   151113321115116114522i255161756522i2551712i2554262442545i2555211414412410i2551712i25511216211212410i2553225i25513225i255371511426i2558212172124i255804732412i255112i255   161722416611172i2551811619i2556194i255244121417127132164i2551714i2556194i2551234567426i2559103115412i2551714i2551165i255102161145i25513210i255   1732151123136111725i25521210412i255619115i2559231244742622i255426164246i255141712i2551517554522i2551013713234522i255151113321115116114522i255161756522i2551712i255   8384858687888990i2559290939495849694i255978398i25599100101921021001031041058310610710710599108106106105104101109101105110104103102109110102101103111112113114115116117118119120121123121124125126115127125128114129130131131132133134123135136131132130132136137138135139136133140141139136133140133142140143144143134143114143Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 171 of 199

01   23425626i2558269101112513i2551481516i255171819i25511202i2551381566i25552131012132521222i2552312101014910i25516241014224624521222i255158i255252426i2551424121120i255   155i25511202i255424811i2551514i25511202i255275282611162511i25529262812628i255125i25511202i2554281415816245212i2551514i25524530i2551514i25512116i255269111226i255158i255   15251012132411121556i255952628i2551120126i255291382216251122i255158i25524i2552582242120i2551514i2551120126i2552913822162511i2552530i25511202i255275282611162511   29262812628i25511202411i255826910116i255125i25524i25516241128122410i2552426282862i2552141422111i255155i25511202i255311012251122i255125i2552242120i25521246222i255246i255   910111216241121030i255262112816125226i255125i25524i25521159811i255158i25524825121182410i2554245210i2551514i25521151642112511i2553298126261221111215522i255158i25517181819   24i2553326211281612524111215534i25523121120125i25511202i25516224512513i2551514i255352211112155i255036036172419i2551514i25511202i2553115262i255158i25524530i255612161210248i255   48152812612155i2551514i2556112411222i2551015212410i255158i25514158212135i255102423i25511202411i25511202i25537243i2553824811528620124i25517246i25526214125226i255125i25511202i255   39812131252410i255291382216251119i255126i25551511i25548154281030i2552120248242111281240226i255246i25524i255424811528620124i25514158i2551252115162i25511243i255   49841562622i255481528122622622i25511202411i255515112012513i25520282125i255620241010i2552115561112119112i25524i2552324122828i255158i2551012161211241112155i2551514i255   24530i25581213201162320122120i25511202i2553110122511i255162430i2552024282i255952628i25524441012212425102i25562219812111226i255158i25515112028i255102423641   2541 4215i2553110122511i2554381594i255442162528i255620241010i255252i25510122425102i2551115i255245i25529262812628i255452102411226i25538286155i25514158i25524530i255   1015662622i25526241624132622i2551012242512101211122622i2552115611622i255158i25523425626i25569141428226i255158i2551252198226i2552530i25524530i25529262812628i255   452102411226i25538286155i25511202411i255126i255171819i255910111216241121030i255262112816125226i2552530i25524i25521159811i255158i25524825121182410i2554245210i2551514i255   21151642112511i25532981262612211112155i2551115i255252i255481216248121030i255241111812259112425102i2551115i255174619i25511202i2551381566i25552131012132521222i255   2312101014910i255162410142246245212i255158i255252426i2551424121120i2551514i25511202i255275282611162511i25529262812628i255125i25511202i2554281415816245212i2551514i255   24530i2551514i25512116i255269111226i255158i25515251012132411121556i2559526281120126i2552913822162511i255158i255174719i25524i2552582242120i2551514i2551120126i255   2913822162511i2552530i25511202i255275282611162511i25529262812628i25511202411i255826910116i255125i25524i25516241128122410i2552426282862i2552141422111i255155i255   11202i2553110122511i255158i25517181819i255481216248121030i255241111812259112425102i2551115i25524i2553326211281612524111215534i25523121120125i25511202i25516224512513i2551514i255   352211112155i255036036172419i2551514i25511202i2553115262i255158i25524530i255612161210248i25548152812612155i2551514i2556112411222i2551015212410i255158i25514158212135i255102423i255   11202411i25511202i25537243i2553824811528620124i255126i25551511i25548154281030i2552120248242111281240226i255246i25524i255424811528620124i25514158i2551252115162i255   11243i25549841562641   2141 37202i2553110122511i255620241010i25512526216512143022i25526214252622i25524526i25520151026i255202481610266i2552242120i25529262812628i255452102411226i25538286155i255   1481516i25524526i255241324125611i25524530i25524526i255241010i2552110241216622i25524211112155622i25524526i2554815212226125136i2558210241112513i2551115i25511202i255   242111122812111226i25595262811244825i2552530i25511202i255275282611162511i25529262812628i2554986924511i2551115i2551120126i2552913822162511i255158i2551115i25524i255   2582242120i2551514i2551120126i2552913822162511i2552530i25511202i255311012251122i25524526i255241010i2551015662622i25526241624132622i2551012242512101211122622i2552115611622i255   24526i25523425626i25569141428226i255158i2551252198226i2552530i255692120i25529262812628i255452102411226i25538286155i255125i2552115552211112155i255   23121120i25511202i2554281415816245212i2551514i25511202i255275282611162511i25529262812628i2551514i25512116i255269111226i25524526i25515251012132411121556i255952628i255   1120126i2552913822162511i25517125211092612513i25524161595116i2554241226i255125i25562111110216251122i255481528122622622i25511202411i25511202i2553110122511i25520246i255   244481528226i255692120i255621111102162511i2558269101112513i2551481516i25524530i255692120i255211024121622i25524211112155i255158i25548152122261251322i255692120i255   2444815282410i25551511i2551115i255252i255958224615524251030i25523121120202102622i255262102430226i255158i255211552612111215522622i25524526i255822461552425102i255   24526i2552615219162511226i255102132410i255234256261922i25523212411i25514158i2551015662622i25526241624132622i2551012242512101211122622i2552115611622i25524526i255   23425626i2558269101112513i2551481516i255171819i25511202i2551381566i25552131012132521222i2552312101014910i25516241014224624521222i255158i255252426i2551424121120i255   155i25511202i255424811i2551514i25511202i255275282611162511i25529262812628i255125i25511202i2554281415816245212i2551514i25524530i2551514i25512116i255269111226i255158i255   15251012132411121556i255952628i2551120126i255291382216251122i255158i25524i2552582242120i2551514i2551120126i2552913822162511i2552530i25511202i255275282611162511i255   29262812628i25511202411i255826910116i255125i25524i25516241128122410i2552426282862i2552141422111i255155i25511202i255311012251122i255125i2552242120i25521246222i255246   910111216241121030i255262112816125226i255125i25524i25521159811i255158i25524825121182410i2554245210i2551514i25521151642112511i2553298126261221111215522i255158i25517181819   24i2553326211281612524111215534i25523121120125i25511202i25516224512513i2551514i255352211112155i255036036172419i2551514i25511202i2553115262i255158i25524530i255612161210248i255   48152812612155i2551514i2556112411222i2551015212410i255158i25514158212135i255102423i25511202411i25511202i25537243i2553824811528620124i255126i25551511i25548154281030i255   2120248242111281240226i255246i25524i255424811528620124i25514158i2551252115162i25511243i25549841562622481528122622622i25511202411i255515112012513i255   20282125i255620241010i2552115561112119112i25524i2552324122828i255158i2551012161211241112155i2551514i25524530i2558121320116i2552320122120i25511202i2553110122511i255162430i255   2024282i255952628i25524441012212425102i25562219812111226i255158i25515112028i255102423641   2641 37202i255275282611162511i25529262812628i255620241010i25512526216512143022i25526214252622i25524526i25520151026i255202481610266i2552242120i2553110122511i255   4381594i255442162528i2551481516i25524526i255241324125611i25524530i25524526i255241010i2551015662622i25526241624132622i2551012242512101211122622i2552115611622i25524526i255   23425626i25569141428226i255158i2551252198226i2552530i255692120i2553110122511i2554381594i255442162528i25517125211092612513i25524161595116i255   4950515253545556i2555856596061506260i255634964i255656667586866697071497273737165747272717067756771767069687576686769777879808182838485868789879091928193919480959697979899100891011029798969810210310410110510299106107105102991069910810610911010910010980109Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 172 of 199

00   1234i25536i2557891081186912i2551131415348412i25591629i2559168i2551761587911869i2551841537813i2551627i25521113141584i2557192016i255   78910811869i2551387191093621i25522131411i2552623i2557192016i2552010231112i25522093146i2551413i2551131420884362112i2557192016i255211131415210i2556149i255   914i255248i255196138271462241023i25525391616810412i255481022384i2551413i2552014643931468412i255264i25513827146224108i255264i255   41420191186984i25510821210i25582618678727i25591629i25537i25528327i255191093112981023i255489813113684i2552423i2552i255201419139i2551413i255213243913210i255   126810i2551422i255201411189869i25529191337432093146i255914i255248i25511331121331023i2552913324199224108i255914i255283027i2559168i25521131477i255   6821103218620812i2552531010221910i255112102282726208i2551413i2552424i2552223916i2551422i2559168i2551761587911869i2551841537813i25536i2559168i255   18132214131126208i2551422i2552623i2551422i255397i2554199387i2551413i2551424103212931467i2551964813i25591637i2551821138811869i2551413i255283127i2552i2552413822016i255   1422i25591637i2551821138811869i2552423i2559168i2551761587911869i2551841537813i25591629i2551387191097i25536i2552i25511298133210i255241581378i255822228209i255   146i2559168i25532103869i2551413i25528333327i25511331121331023i2552913324199224108i255914i2552i25534489813113629314635i25525391636i2559168i255118263621i255   1422i2553682093146i25503703728227i2551422i2559168i255321448i2551413i2552623i2557311310213i2551131415373146i2551422i2557929812i255101420210i2551413i25522141383216i255   10225i25591629i2559168i25538226i255392139681371631i25537i2556149i2551131418131023i2552016213220981334084i25527i2552i25512139681371631i255221413i255   362014118i2559226i2551191311478741   841 18111419697i255362019131384i2551413i25536201913224108i2552423i25526i2551841537813i255428102984i255398137146i25591629i25511223i255248i255   36481163223224108i2551964813i2553682093146i25543412071621010i255248i2552415262084i2552423i2559168i25532103869i255191146i2551384419879i2552423i255   9168i2551761587911869i255184153781345i2551131415348412i25591629i2557192016i2551841537813i255428102984i255398137146i25582682019987i25526i255   196481392463621i25591629i2557192016i2551841537813i255428102984i255398137146i2552531010i2551381223i2557192016i2552415262084i2552111419697i255914i255   9168i2558269869i25539i25537i255191093112981023i255489813113684i25536i2552i255201419139i2551413i255213243913210i255126810i2551422i255201411189869i255   29191337432093146i25591629i2557192016i2551841537813i255428102984i255398137146i25537i25536810321324108i255221413i2553648116322320293146i2551964813i255   3682093146i255434120221413i2557192016i2552415262084i255211141969741   4741 4849i25551525354555657524958595560i25561625763495552576041i255i25564149163621i25536i25591637i2551821138811869i25571621010i255213158i2559168i2551761587911869i255   1841537813i2552623i255437201389314621323i25521991614133923i2551415813i2559168i25518202014196912i2553620101943621i2559168i25521991614133923i255914i25543138209i2552623i255   119132016278i255146i2552481621022i255142212i2551413i25572108i2551422i2552623i2551141393146i255142212i2559168i255182020141969i2551413i255914i25592468i255114778773146i2551422i2552623i255   1141393146i2551422i2559168i25518202014196941i255i2553814i2559168i2558269869i25591629i2559168i255176566i2551761587911869i255321411113988i25548731387i255914i255   311110811869i2552623i255138201411118642931467i25511248i2552423i2559168i2551761587911869i255184153781312i2559168i255176566i2551761587911869i255   321411113988i25571621010i255248i2557141081023i255138711467324108i255221413i2553111108118693621i2559161478i25513820141111864293146741   06741 6858695670565869565857i25571495857555954574955i25572575957625341i255i25538168i2551761587911869i2551841537813i25537i25526i25536481864869i2552014691322091413i255   264i25537i2556149i2552i25512139681312i25581111014238812i2551413i255221869i2551422i2559168i2553210386941i255i255i2556414i2551131415373146i2551422i25591637i2551821138811869i255   71621010i255248i2554881184i2551413i2552014679131984i255914i2552014679391998i2552i25512139681371631i255283620101943621i2552i255103113984i2551213968137163127i255   1413i2552914369i2551586919138i255221413i2552623i2551191311478712i255362010194362112i25524199i2556149i255103113984i25591412i2552284813210i2551413i25579298i255362014118i2559226i255   1191311478741i255i255i255   0041 615473584974755669767756585753i255595869i255714958535658575341i255i25538168i25532103869i2551681382423i255220466142510842187i255264i2552014678697i255914i2559168i255   221410101425362178   241 9168i2551761587911869i2551841537813i255264i25514916813i2551841537813i255428102984i2553981371467i25511223i25513864813i255361587911869i255   241537141323i25578131532087i255914i25514916813i255361587914137i255264i25536793919931467i255264i25511223i2551425612i255119132016278i2551413i255781010i255   7820191339387i2551413i25514916813i255277897i255221413i255397i25514256i25522020141969i2551413i2559168i25522020141969i2551422i255149168137i2557311310213i255914i2559168i255   18202014196941i255i25538168i255361587911869i255791329821387i255811110142384i2551681381964813i25511223i255432222813i25522131411i2559161478i255   811110142384i255146i2552481621022i2551422i25514916813i255201038697i2551413i255253916i255138718209i255914i2552623i2551841537813i255428102984i255398137146797i255   14256i255361587911869741i255i25564149163621i25536i25591637i2551821138811869i25571621010i255248i2554881184i255914i25531111478i255191146i2559168i255   1761587911869i2551841537813i2552623i255142410321293146i255914i25513820141111864i255221413i2559168i255182020141969i2552623i255782019133923i2551413i255   14916813i25527789i25591629i2559168i2551761587911869i255184153781312i25536i255397i255714108i255437201389314612i25511913719269i255914i25591637i255   1821138811869i25524810381587i255914i255248i2551967193922410812i2553111132209320210i2551413i255196487313224108i255221413i2559168i2553210386945   8081828384858687i2558987909192819391i255948095i25596979889999710010110280103104104102961051031031021019810698102107101100991061079998100108109110111112113114115116117118120118121122123112124122125111126127128128129130131120132133128129127129133134135132136133130137138136133130137130139137140141140131140111140Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 173 of 199

01   23 456i2558910611412694i2551314101511616i255121718611i255919i255166201661169417415199i2551711i255419i255456i2551121222261111i2551923i25517924i25515910611412694i255   1141617462524i2551916i25511622211615424i2551916i2551945616i25517111164i255166221912126914614i255419i255456i25526271569428i25517914i255919i2551314101511616i255   29627174614i2553061611199i255115172727i25526i2552715172276i255419i25517924i255262715694i2553116192120i255326122616i255231916i25517924i255616161916i255159i255   3321142512694i2551916i25517924i25517224i2551916i255191215111115199i255419i2551722434i25517914   223 224i2551661711199i2551923i255456i2558910611412694i25513141015116163511i25515910611412694i2551714101511191624i2551722415101541561128i255456i255   8910611412694i2551314101511616i255121724i2551722362115166i25522199231514694151727i2551592319161217415199i2551916i25526i2551661141615224614i25523161912i255   16622191212691415925i25541617911172241519911i255159i25522616417159i25511622211615415611i2551916i2551945616i25517111164113i255i2553756i255262715694i255   172218919382761425611i25517914i2551725166611i25545174i255456i2558910611412694i2551314101511616i25538152727i2559194i25526i255231666i255419i2551415102127256i255419i255   456i25526271569428i2551916i255419i25517224i255212019928i25517924i2551121225i25522199231514694151727i2551592319161217415199i255381545i25516611206224i255419i255456i255   8910611412694i25513141015116163511i25511616101522611i25521914616i255451511i2551325166612694i25517914i2554517428i25514216i255419i2551121225i255   16611416152241519928i255456i2558910611412694i2551314101511616i255121724i2559194i255166221912126914i25517i255416179111722415199i255456i255   8910611412694i2551314101511616i25519456163815116i25512152554i255517106i255166221912126914614i255419i255456i25583239i2558910611412694i255   26191212154663   013 404142434445i2554743i255484947435047514252i2555354425555i2555655i255544145i25557435845595460454354i255616258475945493i255i2553756i2558910611412694i2551314101511616i255115172727i255   9194152324i255456i255262715694i2551923i25522517925611i255159i255456i25520191642319271519i25512179172561611i255201615121716152724i255166112019911152276i255231916i255456i255   1322221921943   0633 6445496065i2556445496047434254475643i255424362i25553664958475842523   173 67212336224i255419i255456i2551945616i2552016191015111519911i2551923i255451511i25567622415199i25506328i255456i255461612i2551923i255451511i2551325166612694i25568456i255   6937616127071i255115172727i2551591541517272724i25526i2551996i25524617163i255i2553756i255262715694i25512172428i255159i25515411i2551119276i2551415112216641519928i25567246914i255   456i255461612i255224i255171414154151991727i2551996732461716i2552061615191411i255224i255456i2552627156943511i25520161910151115199i2551923i255381615469i255919415226i255   419i255456i2558910611412694i2551314101511616i2552016151916i255419i255456i2556914i2551923i255456i25545697322211616694i25537616123i255i255   741943815451141791415925i255179244515925i255419i255456i25522199416171624i2555616615928i255451511i2551325166612694i255121724i25526i255461612159174614i255   174i25517924i255415126i255224i255456i255262715694i2551916i255456i2558910611412694i2551314101511616i2552120199i255687571i2556376i25522172769141716i25514172411i255   381615469i255919415226i255419i255456i2551945616i2551916i25568757571i255381615469i255919415226i255419i255456i255194561628i255159i255456i255610694i255456i2551945616i255   201716424i25569251725611i255159i2552617211163i255i2556926172111670i255115172727i25512617928i255159i25516611206224i2551923i25561545616i25520171642428i255456i2552516191111i255   96252715256922628i25538152727232127i255121727236171117922628i2551916i25521714i25523171545i255199i255456i2552017164i2551923i2551121225i255201716424i255159i255456i255   2061623191612179226i2551923i25515411i2551421415611i2551916i2551922715251741519911i25521914616i255451511i2551325166612694i255681523i255179247128i2551916i25517i255216617225i255   1923i255451511i2551325166612694i255224i2551121225i255201716424i25545174i255166112127411i255159i25517i25512174616151727i255171410616116i255623236224i255199i255456i2551945616i255   2017164243i255i2553756i2558910611412694i255131410151161617914i255456i255262715694i25517251666i25545174i25517i255216617225i2551923i25567622415199i25513141916i255   67622415199i2550771923i255451511i2551325166612694i255115172727i25526i255146612614i255419i255517106i25517i25512174616151727i255171410616116i255623236224i255199i255   456i2552627156943i255i255781916i255456i2551710191514179226i2551923i2551419212428i255456i2558910611412694i2551314101511616i255115172727i25526i25521914616i255919i255   19227152517415199i255419i255166221912126914i25517924i2551722415199i255381545i25516625171614i255419i255456i255132222192194i2551916i255419i25519456163815116i255   2016191015146i25517924i25511616101522611i2555616621914616i25523161912i25517914i25517234616i2551121225i255461612159174151993i255i255   23 7920199i25546161215917415199i2551923i255451511i255132516661269428i25517924i255199251915925i255141511202146i2551662517161415925i255456i2551017272117415199i255   1923i25517924i255132222192194i25513111164i25520211611211794i255419i25567622415199i25580322115172727i25526i25516611192710614i255224i255456i25514646161215917415199i255   1923i255456i25523171516i255101727216i2551923i2551121225i255132222192194i25513111164i255224i255456i255262715694i255159i255172222191614179226i255381545i25515411i255   8117272117415199i2553019271522243i255   223 741943815451141791415925i255456i255231916625191592528i255456i2552016191015111519911i2551923i2556762241519911i255822880288328076280028063322806332228   0772808445161921255i25518228i25517914i2556762241519911i25516867117914i255631923i2556722561421276i2558528i25517914i25511192762724i255381545i25516611206224i255   419i25514646161215915925i2552017241269411i25520211611211794i255419i25567622415199i2551686711916i25567622415199i255631923i2556722561421276i2558528i255456i255   1945616i2552016191015111519911i2551923i2556722561421276i2558528i255115172727i2551121161015106i255456i25546161215917415199i2551923i255451511i25513251666126943   8687888990919293i2559593969798879997i25510086101i2551021031049510510310610710886109110110108102111109109108107104112104108113107106105112113105104106114115116117118119120121122123124126124127128129118130128131117132133134134135136137126138139134135133135139140141138142139136143144142139136143136145143146147146137146117146Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 174 of 199

01   023 45i255758910911121195133i255i255151617181920i255212223i25524231725i255261927i255282917i25526i255302317182927i2552928i255031i255252919212232i2552122231723262821231733i255212223i25534193523322125231921i255   36273518322317i2553222263737i25519292133i2552718172338213739i2552917i2551819271817233821373933i25540182122291621i255212223i2553017182917i25540171821212319i25538291932231921i2552928i255212223i25541371823192133i255424344   2218172333i2553229371838182133i2551723381716182133i25518192716382333i25530172938161723i2552917i25526212123253021i2552129i2552218172333i2553229371838182133i25517233817161821i255181927163823i2552917i25530172938161723i255212223i255   3223173518382332i2552928i255261939i2552325303729392323i2552917i25538291932163721261921i2552928212223i255413718231921i2552917i255182132i2552628281837182621233233i2552921222317i25521222619i255212223i255413718231921i255   3419212317192637i255452619262023173233i2554626401723193823i25547261819i255261927i255452620201823i2554117262821i2552917i255424844i255263232183221i2551819i255212223i255221817181920i2552928i255261939i25532163822i255   302317322919i2554939i255261939i2552921222317i2551819271835182716263733i25532293723i255301729301718232129173222183033i2553829253026193933i255302617211923173222183033i2554917295023175127232637231733i255   18193523322125231921i2552627351832231733i25518193523322125231921i25538292530261939i2552917i255261939i2552921222317i255231921231730171832233   0523 5355411i2555512565575859i2554121195133i255i255342833i2552919i2552917i2552628212317i255212223i25527262123i25522231723292833i255212223i25534193523322125231921i25536273518322317i2552917i255261939i2552928i255182132i255   26282818371826212332i255231921231732i25518192129i255261939i25518193523322125231921i25525261926202325231921i255262017232325231921i2552917i2552921222317i25525261926202327i25526383829161921i255   262017232325231921i25540182122i255261939i2551819352332212917i2551819i25517233230233821i2552928i25526i25532233026172621233739i25525261926202327i25526383829161921i2553016173216181920i25526i25517232637i255   233221262123i2552917i25517232637i2552332212621235117233726212327i2553221172621232039i255422326382233i2552619i255606121222317i25545261926202327i25536383829161921624433i255261927i25532163822i255   18193523322125231921i25525261926202325231921i255262017232325231921i2552917i2552921222317i25525261926202327i25526383829161921i255262017232325231921i2552332212649371832222332i255171820222132i255   2917i2554923192328182132i2551819i2552826352917i2552928i25532163822i2556121222317i25545261926202327i25536383829161921i25521222621i255261723i25525291723i255282635291726493723i2551819i255261939i2552526212317182637i255   17233230233821i2554232163822i255171820222132i255261927i255492319232818213233i255212223i2556045291723i255632635291726493723i2556418202221326244i25521222619i255212223i255171820222132i255261927i2554923192328182132i255   2332212649371832222327i2551819i2552826352917i2552928i255212223i25536383829161921i2553016173216261921i2552129i25521221832i25536201723232523192133i25521222319i255212223i25534193523322125231921i255   36273518322317i2553222263737i255426544i255192921182839i255212223i255413718231921i2552928i25532163822i25545291723i255632635291726493723i255641820222132i255261927i255426644i2552928282317i2552129i255212223i255   36383829161921i25542212223i25560456367i25561282823176244i255212223i2552930302917211619182139i2552129i2552337233821i2552129i25517233823183523i25532163822i25545291723i255632635291726493723i255   64182022213233i25532164968233821i2552129i255212223i25526383823302126193823i2554939i255212223i25536383829161921i2552928i255263737i25517233221171838211829193233i255294937182026211829193233i255261927i25549161727231932i255   2917i25538291927182118291932i25517233726212327i2552129i25532163822i25545291723i255632635291726493723i255641820222132i2554218193837162718192033i25540182122291621i2553718251821262118291933i2551819i255212223i255   2335231921i25521222621i255212223i255672321i2553632322321i2556926371623i255422632i25527232818192327i25522231723181944i2552928i25532163822i2556121222317i25545261926202327i25536383829161921i2551832i255   20172326212317i25521222619i255212223i255672321i2553632322321i2556926371623i2552928i255212223i2553638382916192133i2551819i25523263822i2553826322333i2552632i2552928i255212223i25527262123i25521222621i25532163822i255456367i255   6128282317i2554029163727i2554923i2552526272333i2554939i255382919211718491621181920i25526272718211829192637i255263232232132i2552129i255212223i25536383829161921i25532163822i25521222621i255212223i255   363838291619217032i255672321i2553632322321i2556926371623i2552628212317i25532163822i255382919211718491621182919i2551832i2552371162637i2552129i2552917i25520172326212317i25521222619i255212223i255672321i2553632322321i255   6926371623i2552928i25532163822i2556121222317i25545261926202327i2553638382916192133i255301729351827232721222621i255322937233739i255282917i2553016173029322332i2552928i25521221832i25572233821182919i255   05233i255212223i255192321i2552632322321i2553526371623i2552928i255261939i25526383829161921i25526273518322327i25521221729162022i25526i25564233726212327i255362017232325231921i255422632i25527232818192327i255   492337294044i2553222263737i2554923i2551819383716272327i2551819i255212223i255363838291619217032i255672321i2553632322321i2556926371623443i255i2556064233726212327i25536201723232523192162i2553222263737i255   25232619i255261939i25518193523322125231921i2552627351832291739i255262017232325231921i25549232140232319i255212223i25534193523322125231921i25536273518322317i255261927i25526i255302317322919i255   26282818371826212327i25540182122i255212223i255413718231921i2554218193837162718192033i255322937233739i255282917i2553016173029322332i2552928i25521221832i2552723281819182118291933i2557374452917202619i2554122263223i255   75i25541293i255261927i255261939i2552928i255182132i25526282818371826212332i2552917i25517233726212327i2552319211821182332i2554238293737233821183523373933i255607374456244443i255i2552429i2552376231738183223i255182132i255   1718202221i2552129i2552337233821i255261939i25545291723i255632635291726493723i255641820222132i2551619272317i25521221832i25572233821182919i25505233i255212223i255413718231921i25525163221i25530172935182723i255   40171821212319i255192921183823i2552129i255212223i25534193523322125231921i25536273518322317i255401821221819i255177i2553826372319272617i255272639322628212317i255212223i25527262123i2551821i2551723382318352332i255   212223i25526303037183826493723i255456367i25561282823173i255i255672921401821223221261927181920i255212223i25528291723202918192033i255212223i255413718231921i255263850192940372327202332i255261927i255   262017232332i25521222621i2551821i25540183737i255192921i255424344i25517233823183523i255261939i25545291723i255632635291726493723i255641820222132i2552332212649371832222327i2551819i2552826352917i2552928i255261939i255   1819352332212917i2551819i25526i25538292525181920372327i25528161927i255323029193229172327i2552917i25526273518322327i2554939i255212223i25534193523322125231921i25536273518322317i2552917i255182132i255   2628281837182621233233i255424844i25517233823183523i255261939i25545291723i255632635291726493723i255641820222132i2552332212649371832222327i2551819i2552826352917i2552928i255261939i2551819352332212917i25521222621i255   1832i25526i2553026172119231733i25525232549231733i25529282818382317i2552917i2552325303729392323i2552928i255212223i25534193523322125231921i25536273518322317i2552917i255261939i2552928i255182132i2552628281837182621233233i255   261939i255282625183739i255252325492317i2552928i255261939i2552928i255212223i255282917232029181920i2552917i255261939i255211716322133i2553026172119231732221830i2552917i2552921222317i255231921182139i255   2332212649371832222327i255301718252617183739i255282917i255212223i25549231923281821i2552928i255261939i2552928i255212223i25528291723202918192033i255261927i255427844i25517233823183523i255261939i25545291723i255   632635291726493723i255641820222132i2552332212649371832222327i2551819i2552826352917i2552928i255261939i2551819352332212917i2552129i255427944i255382925303739i25540182122i25537264032i255261927i255   1723201637262118291932i2552129i2554022183822i25532163822i2551819352332212917i2551832i25532164968233821i255261927i2552129i2554022183822i255212223i255413718231921i2551832i255192921i25523711626373739i2553216496823382133i255   42797944i25526272717233232i2551819352332212917i2552337182018491837182139i255172371161817232523192132i2552917i25526192118512529192339i25537261619272317181920i25518323216233233i2552917i2554279797944   26272717233232i255212223i2551723201637262129173933i255212676i2552917i2552921222317i25530261721183816372617i255322126211632i2552928i25532163822i2551819352332212917i2551828i255212223i255413718231921i25527292332i255192921i255   22263523i25526i2551723201637262129173933212676i2552917i2552921222317i25530261721183816372617i255322126211632i25521222621i2551832i255212223i25532262523i2552917i25532164932212619211826373739i25532182518372617i2552129i255   212223i255322126211632i2552928i25532163822i25518193523322129173   8081828384858687i2558987909192819391i255948095i25596979889999710010110280103104104102961051031031021019810698102107101100991061079998100108109110111112113114115116117118120118121122123112124122125111126127128128129130131120132133128129127129133134135132136133130137138136133130137130139137140141140131140111140Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 175 of 199

01   023 4565789103i255i255121314i25515161714181920141619i25521221723181424i255252627162829301422311418i255191314i2553230231416193318i2552316191424141819i2552316i25528343428241935162319231418i2551928i255   231617141819i2552316i25526282020231631301422i2553635162218i255183428161828241422i2553738i255191314i25515161714181920141619i25521221723181424i255251622i255231918i255253636233023251914183i255i2552118i255   1835261339i255191314i25515161714181920141619i25521221723181424i255131424143738i255253124141418i255404142i2551928i255162819233638i255191314i255323023141619i2552836i255191314i255302535162613i2552836i255251638i255   18352613i25526282020231631301422i25536351622i255251622i255404342i25519132519i255191314i255323023141619i2551813253030i2553714i255341424202319191422i2551928i255231617141819i2552316i25518352613i255   26282020231631301422i25536351622i2552816i255191314i25537141819i2551914242018i25528363614241422i2551928i255251638i2552819131424i2552316171418192824i2552316i25518352613i25526282020231631301422i2553635162239i255   2518i25524142518281625373038i25522141914242023161422i2553738i255191314i2553230231416193   0443 454647484946474893i255i25512132318i255213124141420141619i25540231626303522231631i255253030i25550261314223530141813142414192842i2552628161819231935191418i255191314i255141619232414i255   253124141420141619i2552836i255191314i25534252419231418i255131424141928i25529231913i25524141834142619i2551928i255191314i25521262628351619i255251622i255262516i2553714i25525201416221422i25528163038i2553738i25525i255   29242319191416i25523161819243520141619i255182331161422i2553738i255191314i25515161714181920141619i25521221723181424i255251622i255191314i2553230231416193   0513 4552528534846474893i255i255121314i25515161714181920141619i25521221723181424i2551813253030i255162819i255251818233116i255402518i25518352613i25519142420i2552318i25522143623161422i2552316i255191314i255   2122172318142418i25521261942i25519132318i255213124141420141619i2552824i255251638i2552836i255231918i255242331131918i2552824i2552837302331251923281618i255131424143516221424i25529231913283519i255191314i2553424232824i255   29242319191416i25526281618141619i2552836i255191314i2553230231416193i255i255121314i255323023141619i25520253839i25535342816i2553424232824i25529242319191416i255162819232614i2551928i255191314i25515161714181920141619i255   2122172318142439i255251818233116i25519132318i255213124141420141619i2552824i255251638i2552836i255231918i255242331131918i2552824i2552837302331251923281618i255131424143516221424i2551928i255251638i25525363623302325191422i255   2824i25524143025191422i25514161923193839i255342428172322142239i25519132519i25518352613i25525181823311620141619i2552928353022i255162819i25524142518281625373038i255241418353019i2552316i255251638i2552025191424232530   25221714241814i255232034252619i255281639i2552824i255281913142429231814i25520251914242325303038i2552316262414251814i255191314i2552837302331251923281618i255283639i255191314i25515161714181920141619i255   212217231814243i255i255545526143419i2552518i255181419i2553628241913i2552316i255191314i2553424232824i255181416191416261439i255191314i255323023141619i2551813253030i255162819i255251818233116i25519132318i255213124141420141619i255   2824i255251638i2552836i255231918i255242331131918i2552824i2552837302331251923281618i255131424143516221424i25529231913283519i255191314i2553424232824i25529242319191416i25526281618141619i2552836i255191314i255   15161714181920141619i255212217231814243i255i255   0563 57585947604884853i255625633i255i25512132318i255213124141420141619i2552318i25520252214i255251622i2551813253030i2553714i255262816181924351422i2552316i25525262628242225162614i25529231913i255191314i255   30252918i2552836i255191314i2555019251914i2552836i2556414302529252414i25529231913283519i255241431252422i2551928i255231918i255262816363023261918i2552836i25530252918i2553424231626233430141839i25518353765142619i2552316i255   253030i2552625181418i2551928i255191314i25534242817231823281618i2552836i255191314i2552122172318142418i25521261939i255251622i255191314i2552435301418i255251622i2552414313530251923281618i2553424282035303125191422i255   19131424143516221424i2553738i255191314i25550142635242319231418i255251622i2555455261325163114i2553228202023181823281639i255342428172322142239i25519132519i255191314i2551416362824261425372330231938i255   2836i25550142619232816i25566671813253030i2553714i2553128171424161422i2553738i255191314i25568142214242530i2552124372319242519232816i25521261939i25556i255693503323i25570i2550i2551419i255181471339i255251622i255   162819i255191314i25530252918i2552836i255191314i2555019251914i255283664143025292524143   66673 72852673947i2557447525875739858483i255i255545526143419i2552518i255181419i2553628241913i2552316i25550142619232816i25505639i255251638i255251622i255253030i255222318343519141839i255263025232018i2552824i255   26281619242817142418231418i25525242318231631i255283519i2552836i2552824i2552414302519231631i2551928i25519132318i25521312414142014161939i255231626303522231631i255251638i255251622i255253030i255222318343519141839i255   263025232018i2552824i25526281619242817142418231418i25525242318231631i255283519i255283639i2552316i25526281616142619232816i25529231913i2552824i2552414302519231631i2551928i255404142i255191314i255241430251923281618132334i255   37141929141416i2552824i2552520281631i255191314i25534252419231418i25513142414192839i255404342i255251638i25534252419383318i255242331131918i255251622i2552837302331251923281618i25513142414351622142439i255407642   191314i2551725302322231938i2552824i2551826283414i2552836i255251638i255342428172318232816i2552836i25519132318i25521312414142014161939i255407742i25529131419131424i25525i25534252419232635302524i2552223183435191439i255   2630252320i2552824i2552628161924281714241838i2552318i25518353765142619i2551928i2552524372319242519232816i2553516221424i25519132318i25550142619232816i255666739i255251622i255407842i255191314i2553428291424i255251622i255   253519132824231938i2552836i255251638i25525243723192425192824i2551814301426191422i25513142414351622142439i25519132519i255252414i255162819i2552414182830171422i2553738i255203519352530i255253124141420141619i255   3738i255191314i25534252419231418i255131424141928i2551813253030i2553714i255183537202319191422i2551455263035182317143038i2551928i2553623162530i255251622i25537231622231631i2552524372319242519232816i255371436282414i255   79218050i2554081792180508242i2553435241835251619i2551928i255191314i25568142214242530i2552124372319242519232816i25521261939i25556i255693503323i25570i2550i2551419i25518147183542319131424i2553425241938i255   19131424141928i255202538i2552628202014162614i255191314i2552524372319242519232816i25534242826141818i2553738i255362330231631i25525i25529242319191416i255221420251622i255362824i2552524372319242519232816i255   29231913i25579218050i255251622i25522143023171424231631i25525i25526283438i2552836i25518352613i255221420251622i2551928i255191314i2552819131424i2553425241938i2551314241419283i255i255121314i2552524372319242519232816i255   1813253030i25519252714i2553430252614i2552316i2555026281919182225301439i25521242384281625i2552316i25525262628242225162614i25529231913i255191314i25534242817231823281618i2552836i255191314i25579218050i255   26282020142426232530i2552524372319242519232816i2552435301418i255251622i25534242826142235241418i2552316i255143636142619i2552519i255191314i25519232014i2552836i255362330231631i2552836i255191314i255221420251622i255   362824i25525243723192425192328163i255i25554252613i2553425241938i255131424141928i2551813253030i255342538i255231918i255282916i25524141834142619231714i2552628181918i255251622i25536141418i2552316263524241422i255   19131424143738i255351630141818i255281913142429231814i2552035193525303038i255253124141422i2553738i255191314i25534252419231418i2551314241419283i255i25550353765142619i2551928i255191314i2552320201422232519143038i255   342414261422231631i255181416191416261439i25514252613i2553425241938i255131424141928i2551813253030i255342538i2552816148513253036i2552836i255191314i2552628181918i255251622i25536141418i25526132524311422i2553738i255   191314i25525243723192425192824i2552316i25526281616142619232816i25529231913i255191314i25525243723192425192328163i255i2551228i255191314i255145519141619i255341424202319191422i2553738i25525343430232625373014i25530252939i255   191314i25525243723192425192824i2551813253030i25513251714i255191314i2553428291424i2551928i2552824221424i25523166535162619231714i255241430231436i255251622i2551813253030i25514553414222319232835183038i255252619i2552816i255   251638i2553414192319232816i255362824i25518352613i2552414302314363i255i2551228i255191314i255145519141619i255341424202319191422i2553738i25525343430232625373014i25530252939i255191314i25525243723192425192824i2551813253030i255   8687888990919293i2559593969798879997i25510086101i2551021031049510510310610710886109110110108102111109109108107104112104108113107106105112113105104106114115116117118119120121122123124126124127128129118130128131117132133134134135136137126138139134135133135139140141138142139136143144142139136143136145143146147146137146117146Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 176 of 199

01   2345i255725i2558910511i25579i25591112511i25513141516141771345i2551151813519i25531412i25520231818i255521851213713916201822i2553177i255914i25531422i25585713713914i25519911i255   2016172i255115181351923i255i2552425i2558119413201391420i255919i255721320i25525517713914i255262728322i255295i2555141991117512i2552922i25531422i25517916117i255919i255179288575147i255   151611132012131771391430i2553141230i25579i255725i25552175147i255851128137512i2552922i255388181317329185i2551831030i255725i2558311722i255205531131432i25551419911175285147i255   20231818i255295i255514713718512i25579i255314i25531031112i25591931818i2551792072030i255195520i25531412i25552185142052030i255131417181612131432i25537911145222033i25519552030i25579i255295i255   831312i2552922i255725i2558311722i25533231314207i255102928i25551419911175285147i2551320i2559111251151223i255i255349710137220731412131432i25531422i25581194132013914i255919i255   721320i25535321155285147i25579i255725i255179147113112230i25553172i2558311722i2552511579i25520231818i255295i255514713718512i25579i255205531i2553i2551152071131314131432i25591112511i255   911i255131415161417713914i2551314i25531422i25517916117i255919i255179288575147i2551516111320121317713914i25579i255811545147i25531422i2554139183713914i255919i255725i255   8119413201391420i255919i255721320i25535321155285147i255851412131432i2553i255191314318i25512575112813143713914i255914i255725i2552851113720i2552922i255725i25531129137113791130i255   31412i25553172i2558311722i255251152922i2551791420514720i2557237i2552016172i2553i2551152071131314131432i25591112511i255911i255131415161417713914i25528322i255295i25532113147512i255   1013729167i255725i255145175202013722i255919i25589207131432i25531422i255299141223   26023 36373839404142384340444540434623i255i2552425i255471445207285147i255351241320511i25531412i255725i2554818135147i2554919911i255816118920520i255919i255721320i25525517713914i255260   914182230i2555317230i2553i255505131172252i25531412i2557932572511i255725i25550513117135205253i255251152922i2553321155i2557237i25531818i255919i255725i255131419911283713914i255   811941312512i25579i2553i25551311722i2552922i255725i255972511i25551311722i25520231818i255295i25517914201312511512i2558119811135731122i25531412i25517914191312514713318i2551314i255   143716115i25549251151314319751130i255725i2555048914191312514713318i2554714199112837139145253i2553141230i255320i255201617230i25520231818i2551497i255295i2551213201718920512i255911i255   11545318512i255911i2551731620512i25579i255295i2551213201718920512i255911i2551154531851230i2551314i25531422i255283141451130i25579i25531422i25514914548311722i25579i255721320i255   3532115528514730i25531412i25520231818i2551497i255295i2551620512i25519911i25531422i2558161189205i255972511i25572314i255320i2552057i2551991172i2551314i255721320i2553532115528514730i255   5211758755i255i255495653i255320i25528322i255295i25511557161311512i2552922i25518310i255911i25531422i25515161213171331830i2551153216183791122i255911i2552051819541153216183791122i255   316729111372230i255811941312512i255723730i25516141852020i2559725111013205i255811921329137512i2552922i2551831030i2551116185i255911i255115321618371391430i255149713175i255919   31422i2552016172i255121320171892016115i2551320i25537i255725i255713285i255205147i25579i255725i255972511i2555131172230i25552117587i2557237i255149i255149713175i25510131818i255295i255   11557161311512i25519911i25511916713145i2551153216183791122i2551913181314322058i255495953i255320i25551372511i25551311722i25528322i25517914205147i25579i255208517131913173181822i2551314i255   3124314175i2551314i255101113713143258i25531412i255496053i25531422i2552016172i25548914191312514713318i255471419911283713914i25528322i255295i2551213201718920512i25579i25553172i255   513117223320i2559191913175112030i25512131151779112030i255528818922552030i25517914201618731472030i2551791471131779112030i255312413205112030i25531412i25519131216171331113520i255   49506158115205147371345205253i2551029i255145512i25579i2553114910i2552016172i255131419911283713914i2551314i25591112511i25579i255173111122i2559167i255725i2558161189205i255   919i255725i255121320171892016115i25531412i255209i2551891432i255320i25572522i2553321155i25579i25531558i255137i2551791419131251471331823i255i2555048914191312514713318i255   47141991128371391452i255129520i2551497i2551314171816125i25531422i255131419911283713914i25510213172i255496253i2551320i255911i255201629205571651471822i25529517928520i255   816291813202512i255911i2553431318329185i25579i255725i25581629181317i255972511i25572314i2552922i255291153172i255919i255721320i2553532115528514730i25549626253i2551320i255115175134512i255   2922i255725i255115175134131432i25551311722i2551911928i2553i255149145451311722i2551497i2551314i255291153172919i25531422i2559291813323713914i255919i255179141913125147133181372230i255   4962626253i2551320i255131412585141251471822i255125451898512i2552922i255725i255115175134131432i2555131172230i255911i25549626353i25510320i2551314i255725i255115175134131432i255513117223320i255   8920205202013914i255911i255311491014i25579i255725i255115175134131432i25551311722i255295199115i255725i2551213201718920131432i25551311722i2551213201718920512i255137i25579i255725i255   115175134131432i2555131172223i255i255643172i25551311722i25531731149101851232520i2557237i255725i2558119413201391420i255919i255721320i25525517713914i2552603115i255   115320914329185i25531412i255145175202031122i25519911i255725i25581197517713914i255919i255725i255972511i25551311722i25531412i25513720i255319191318133752030i25531412i2552016172i255   972511i25551311722i255911i25513720i2553191913181337520i25510131818i255295i255131111549173291822i25512328332512i2551319i255725i2551794514314720i255251151314i2553115i2551497i255   208517131913173181822i25551419911175123141230i2553171791112131432182230i25553172i25551311722i255251152922i25519161172511i255332115520i255723730i2551314i2553121213713914i25579i255   31422i255972511i2551151813519i255911i2551152851213520i2553431318329185i25579i25513730i255137i25520231818i255295i255514713718512i25579i255205531i25531412i255929731314i255314i255   38811981113375i255131415161417713914i255911i255972511i25555716137329185i2551152851222i2551911928i2553i25517916117i255101372i25581198511i2551516111320121317713914i25519911i255   725816118920520i255919i2551152071131314131432i255725i255972511i25551311722i2551911928i25531422i255317716318i255911i2557211537514512i255291153172i255919i2552016172i255   1794514314730i25531412i255149i2552991412i255911i25520517161113722i25510131818i255295i25511557161311512i2551314i2551791414517713914i25572511510137223i255i2554714i25531422i25554514730i255   3i25551311722i25520231818i255295i255115208914201329185i25519911i25531422i255291153172i255919i255721320i25535321155285147i2552922i25531422i255919i25513720i25561581152051473713452030i255   31412i25553172i25551311722i25533211552030i25537i25513720i255209185i255521851420530i25579i25573315i25531818i255115320914329185i2552853201611520i2554913141718161213143230i255   1013729167i255181328137371391430i25517916117i25581191755121314322053i25579i2551152071131314i25513720i255615811520514737134520i2551911928i255811921329137512i255911i255   1614316729111365512i255121320171892016115i255911i25516205i255919i255725i25548914191312514713318i25547141991128371391423   262623 66426737684369i255443841i2557137434072426923i255i255351422i25514971317530i2551791420514730i255125283141230i255911i2551792828161413173713914i25511557161311512i255911i255   851128137512i25579i255295i25532134514i2552922i25531422i25581194132013914i255919i255721320i25535321155285147i25520231818i255295i2551314i2551011137131432i25531412i25520231818i255295i255   495653i25512518134511512i2558511209143181822i25579i255725i255851120914i255911i25579i255314i255919191317511i255919i255725i255851120914i25549320i2551252013321437512i2552922i2552016172i255   851120914i25579i2551151751345i25531422i2552016172i255149713175i25591130i2551314i255725i25532920514175i255919i2552016172i25512520133214371391430i25531422i255919191317511i255919i2552016172i255   7374757677787980i2558280838485748684i255877388i25589909182929093949573969797958998969695949199919510094939299100929193101102103104105106107108109110111113111114115116105117115118104119120121121122123124113125126121122120122126127128125129126123130131129126123130123132130133134133124133104133Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 177 of 199

01   2345678i255106i2551112613i25510123i255514133i255155i255161543171031618i25564i25519208i25553710i2552122i255231417515131524318i255431762571526316i2551762741534i255534281517318i255   64i25543251551034316i25564i255173410152315316i2551314152418i25543102747i2554317315210i255432927351031618i2552651014253i255243214151618i2551416164355316i255145i255   2362424611530   3123i255106i25510123i255322415371018i255101237i25510630   313334i2553515714717151424i255326426414101567   3637370i2553839i25540176101051614243i25541163918i255402715103i25542374337   4017610105161424318i25544415266714i2554543424346   47324321267330i255i255484537494548374945483737   351417515131524330i255i25548453749454837494548370   50491314152430i2552432514245115131223173917613   441010730i255i255523251424i255533214410133710   11151012i25514i255176222i25510630   5314715324i255544352434   4031114416i25555i255561555324i255525257   5873i255541410103422i2555714459i2555724142614   38311i25560645918i2553860i255037373748   47324321267330i25519420428i255433648490423746   501314152430i255i255214352434515311591553917613   3123i255106i25510123i255317283510133710i2554416281553418i255101237i25510630   6127715234i255317283510133710i25544162815564518i255525232   3637370i2553839i25540176101051614243i25541163918i255402715103i25542374337   4017610105161424318i2554462i2554543424346   4410103710156730i255i255523251424i255533214410133710   501314152430i255i25524325142451634315143917613   11151012i25514i255176222i25510630   3239i2555314281516i2555233   5314281516i2554039i255346725i255   33277253418i255476242435i25555i2555824567i255525257   464337i255406271012i25564414716i255442837273   5265i255447253243518i2553244i255653737360   4732430i255i255420464914546496503737   161428151639243351131063917613   16142815163912672551131063917613   64i25519668i25553710i2552122i255324317104671517i25513141524i255106i25510123i255324317104671517i25513141524i255141717627710i2551635152571410316i255234613i2551015133i255106i2551015133i255   2364i255761015173i255227426535i2552122i25510123i255234567i255106i2551112613i2555271712i255761015173i255155i255161543171031639i255i25544722i2555271712i255761015173i255512142424i255   213i255163313316i255106i255213i2551632415283431618i25525152837i25514716i255431731528316i2552364i255142424i255227426535i255145i255623i25519678i25510123i2551614103i25556i255   1632415283431618i2551523i25516324152834316i2552345671424242218i25519688i25527267i255431731521018i2551523i25553710i2552122i255324317104671517i2551314152418i2552314175151315243i25564i255   6970717273747576i2557876798081708280i255836984i255858687788886899091699293939185949292919087958791969089889596888789979899100101102103104105106107109107110111112101113111114100115116117117118119120109121122117118116118122123124121125122119126127125122119126119128126129130129120129100129Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 178 of 199

01   2345675i2559751062711i25535i255121314i255315i25516177i2551819167i255320i255572762116i25535i2555720491922i25561518621916718i255315i25516177i25557164515i25557276211611i255620i255971516i255   2324i2555725691675718i25535i255275166206718i255261962227   282927 30313231333435363736383927i255i2554020i255191524i255215310696315i255320i255161769i25541255772671516i25569i255215317623616718i2552324i25535i25569i25541522194220422i25535i255   4157152035271923227i2554151875i255191524i25519212122621923227i255221942i255320i255191524i255434569186216631511i25594217i255215310696315i25591719222211i255199i255163i25594217i255   434569186216631511i255237i2556157202072166107i255163i25516177i2557441671516i255320i25594217i2552153176236166315i25542616173416i255615101922618191661525i25516177i255   57261961561525i2552153106963159i2551775732011i25541522799i25516177i25572262661519166315i255320i25594217i255215310696315i2559423916191516619222224i2556262119659i255   76161775i255211951624459i255562517169i25535i255237157206169i2551956961525i2554151875i25516177i2554125577267151611i25521531061871811i25516171916i255191524i25594217i255   2153176236166315i255615i255191524i2554345691862166315i255917192222i25515316i25561510192261819167i25594217i255215310696315i255615i255191524i2553161775i255434569186216631527i255i255   284627 47343632313327i255i255483i255421961075i255320i255191524i255235719217i255320i255191524i25519255772671516i25535i255215310696315i25517757615i25523151619615718i255917192222i255237i255   187726718i25519i255421961075i255320i255191524i2552157271861525i25535i2559422771861525i255235719217i2551617757320i25535i255320i255191524i2553161775i25519255772671516i255   35i255215310696315i25517757615i2552315161961571827i255i255483i2557441671596315i255320i255166267i2552035i2552175203526191527i255320i255191524i25532322625191663159i25535i255   192169i255917192222i255237i255187726718i2551915i2557441671596315i255320i255166267i2552035i2552175203526191527i255320i255191524i2553161775i25532322625191663159i25535i25519216927   284927 5036515231373734533154555156571769i2554125577267151611i25561522241861525i255192222i25558217718422791775716311i255231591661641679i25516177i25571516657i255   415187591619151861525i25523716427715i25516177i2552119516679i25517757163i2555722191661525i255163i25516177i2559423437216i2552619161675i25523151619615718i25517757615i255   191518i255942175971879i255192222i255215635i2551869249963159i255191518i255425616615259i25523716427715i255161772627i255i2554876161775i255211951624i255917192222i255237i255   23341518i2552324i255191524i255231518616631511i2554219519151624i25535i25557215797151619166315i2553161775i25516171915i255199i2557442157992224i2559161916718i255615i255161769i255   41255772671516i25535i255199i255942397594715162224i255971620351617i255615i25519i25542561661525i255962515718i2552324i2552331617i255211951667927i255i2556061617i255720207216i255   205326i25516177i2551819167i2552065916i25519233107i25542561616715i255191518i255615i255579217216i255320i255191524i25521756318i2559161951661525i255315i25535i25519201675i25594217i255181916711i255   161769i25541255772671516i255917192222i2557442224961072224i2552315165322i255191518i255253107515i25516177i2552641641922i255562517169i255191518i25532322625191663159i255320i255   16177i2552119516679i2554261617i255579217216i255163i25516177i2554122341516i255191518i2554122341516i2554199716927i255i255571769i25541255772671516i255917192222i255237i255   236151861525i255421315i255191518i255615457i255163i25516177i25523715720616i255320i25516177i25521752661616718i2559422799359i255191518i25521752661616718i2551999625159i255320i255   16177i255211951667911i255191518i2551617765i25517765945i255217593151922i255572157971516191661079i255191518i255942279935927i255i25557177i2551771918615259i255320i25516177i255   2153106963159i25517757320i2551957i2552035i255187925621166107i2552145213979i2553152224i255191518i255917192222i25515316i2552631862024i25535i255594192262024i255191524i255320i255   16177i255562517169i25535i25532322625191663159i2559716i25520351617i255615i25594217i255215310696315927i255i255571769i25541255772671516i255261924i255237i255962515718i255615i255   2341516752119516911i255719217i255320i25542176217i255917192222i255237i255187726718i2551915i255356256151922i255191518i255192222i255320i25542176217i255917192222i255163257161775i255   23159166164167i2553157i25518324267151627   61576263i255646365414048666364i2556768i2555762405869417063i2554058i25540485763485740674841717172i25571636857i25573714148742775   7677787980818283i2558583868788778987i255907691i2559293948595939697987699100100989210199999897941029498103979695102103959496104105106107108109110111112113114116114117118119108120118121107122123124124125126127116128129124125123125129130131128132129126133134132129126133126135133136137136127136107136Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 179 of 199

00121113456   78i255107118121313i2551014121512161718i255192021i25522232419252126i255202124211927i25520232821i2552129213031192132i25519202526i255333424212135213619i2552326i2552737i255192021i25532231921i255   3725242619i25538242519192136i25523392728214   404171281142   434445464347484749434850i2554952535452534855435247   565742   823352142   112519582142   78591213116012811i255336159713121542   62634743546453i25543476564665544644755i255486765436652536668505049   565742   823352142   112519582142   6970717273747576i2557876798081708280i255836984i255858687788886899091699293939185949292919087958791969089889596888789979899   100101102i255104105106107   108101109101110111109110i255112101113114109115113   116117118119120121122123i255125126i255127118128129130131   116117118121128132118131i255133i255116134135   136137138139140141142143145143146147148137149147150136151152153153154155156145157158153154152154158159160157161158155162163161158155162155164162165166165156165136165Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 180 of 199

01234563i2558   03910111111213i2551415i25516141712i2558181831918   2021 222324252627262829i2553132i25533313428i255353636233736   383439 404123i25542282523363743232837i25535442526362324i255412324234546i255342924232336i2553731i25536232425262723i255342844i25534444326282636372324i25523342741i25533313428i255353636233721i255i255   404123i255474826232837i255412324234546i25534493741312426502336i255374123i25542282523363743232837i25535442526362324i2553731i25541342523i25532494848i2555131522324i255342844i25534493741312426374653i255   52412337412324i255342737262829i2553448312823i2553124i25537412431492941i255374123i2554937264826503437263128i2553132i255364945273128372434273731243653i2553731i2554431i255342846i255342844i255344848i255374126282936i255   2628i25527312828232737263128i25552263741i25536492741i255362324252627262829i255342844i255344443262826363724343726312821i255i255   384539 404123i25542282523363743232837i25535442526362324i25543344653i25552263741i255374123i2555124263124i25552242637372328i25527312836232837i2553132i255374123i25547482623283753i255292434283753i255   512324432637i2553124i2552328372324i25526283731i255342846i255433144263226273437263128i255323124i255342846i25533313428i255353636233753i255512431252644234453i25537413437i25536492741i255433144263226273437263128i255   385439i2552636i25544233723244326282344i2554546i255374123i25542282523363743232837i25535442526362324i2553437i255374123i25537264323i2553132i25536492741i255433144263226273437263128i2553731i2554523i25534i255   512434273726273448i255433428282324i2553731i255314537342628i25534i25524233436312834454823i2552423273125232446i25532243143i25536492741i25533313428i2553536362337i2553124i25538545439i2552636i2552423554926242344i255   4546i25534515148262734454823i25548345221i255i255404123i25542282523363743232837i25535442526362324i2553641344848i25529262523i255374123i255474826232837i255512431435137i255283137262723i2553132i255342846i255   433144263226273437263128i2553132i25534i25533313428i255353636233721i255i255352846i255433144263226273437263128i2552924342837234453i255512324432637372344i2553124i25523283723242344i25526283731i2554546i255374123i255   42282523363743232837i25535442526362324i2552628i25534272731244434282723i25552263741i255374123i255323124232931262829i2553641344848i2554523i255362337i2553231243741i2552628i25552242637262829i255342844i2553641344848i255   4523i2552423373426282344i2554546i255374123i25542282523363743232837i25535442526362324i255342844i2553437i255374123i25524233436312834454823i25524235549233637i2553132i255374123i25547482623283753i255374123i255   42282523363743232837i25535442526362324i2553641344848i25551243125264423i25534i25536494343342446i2553132i255374123i255283437492423i2553132i255342846i25536492741i25543314426322627343726312821   382739 56263741314937i2554826432637262829i255374123i25529232823243448263746i2553132i255374123i25532312423293126282953i255374123i25542282523363743232837i25535442526362324i2552636i255412324234546i255   34493741312426502344i255342844i255234351315223242344i2553731i25523572327493723i255342844i25544234826252324i2553128i255452341344832i2553132263736234832i255342844i255374123i25547482623283753i255344848i255   28313726272336i2553124i2552628363724494323283736i2553132i25536343726363234273726312853i255273428272348483437263128i2553124i255372324432628343726312853i2553124i2553132i25551342437263448i2553124i25532494848i255   2423482334362353i255442636274134242923i255342844i255344848i2553137412324i25527314351342434454823i255262836372449432328373653i25552263741i25524233651232737i2553731i255374123i25533313428i25535363623373658i255   5124312526442344594131522325232453i25537413437i255374123i25542282523363743232837i25535442526362324i2553641344848i255283137i2554523i2552328372637482344i2553731i2552423482334362353i25544263627413424292353i255   372324432628343723i2553124i255273428272348i255342846i25533313428i2553536362337i2553124i255374123i25524234834372344i255443127494323283736i255492848233636i255385439i255374123i25535272731492837i2553641344848i255   41342523i2552423272326252344i25551344643232837i2552628i25532494848i2553132i255344848i25551242628272651344853i2552628372324233637i255342844i25532232336i25531522344i2554546i255374123i2554531242431522324i255   24234834372344i2553741232423373153i2553124i25538545439i2552628i255374123i25527343623i2553132i25534i25544234826285549232837i25533313428i255353636233753i255374123i25542282523363743232837i25535442526362324i255   34272723513736i25534i2553641312437i255513446i2553124i25524234449272344i25551344643232837i2553132i25532494848i25551242628272651344853i2552628372324233637i255342844i25532232336i25531522344i2553128i25536492741i255   33313428i2553536362337i2555149243649342837i2553731i2553428i255342924232343232837i2553731i2554523i2553451512431252344i2554546i255374123i25547482623283721i255i2554232i25524233436312834454846i2552423554926242344i255   4546i255374123i25542282523363743232837i2553544252636232453i255374123i255474826232837i2553641344848i25532492428263641i25542282523363743232837i25535442526362324i25552263741i255342846i255513152232436i2553132i255   3437373124282346i255342844i2553137412324i255443127494323283736i25524233436312834454846i255282327233636342446i2553124i2553451512431512426343723i2553731i255232834454823i255374123i25542282523363743232837i255   35442526362324i2553731i2552734242446i255314937i255263736i255362324252627262829i255342844i2553444432628263637243437262523i255444937262336i2554928442324i25537412636i2552227412344494823i2553521   6021 47314848232737263128i255342844i2553326554926443437263128   383439 61626363646566546267i2556269i255707172736467667421i255i255404123i25542282523363743232837i25535442526362324i2553641344848i255493623i255273143432324272634484846i255   24233436312834454823i25523323231243736i2553731i25527314848232737i255344848i2555134464323283736i255444923i2554928442324i25523342741i2553132i255374123i25533313428i255353636233736i25552412328i255374123i25536344323i255   3641344848i255452327314323i255444923i255342844i2555134463445482321   384539 75627474i2557654665477716654626721i255i25556263741i255242336512327373731i255342846i25533313428i255353636233753i255374123i25542282523363743232837i25535442526362324i2553641344848i255493623i255   273143432324272634484846i25524233436312834454823i25523323231243736i2553731i25524233448265023i25536492741i25533313428i2553536362337i2552628i25536492741i255433428282324i25537413437i2552636i255   24233436312834454846i2554423362629282344i2553731i2554334572643265023i255374123i25524232723265137i2553132i255512426282726513448i255342844i255262837232423363753i255262827484944262829i2555149243649262829i255   342846i255433144263226273437263128i2555149243649342837i2553731i25522232737263128i255203845393132i25537412636i2552227412344494823i25535 3124i2555149243649262829i2553137412324i25548313636i255   43263726293437263128i2553124i2553137412324i25544233234494837i2552423273125232446i2553427372631283621i255i255   7879808182838485i2558785888990799189i255927893i25594959687979598991007810110210210094103101101100999610496100105999897104105979698106107108109110111112113114115116118116119120121110122120123109124125126126127128129118130131126127125127131132133130134131128135136134131128135128137135138139138129138109138Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 181 of 199

01 2345i2557891011121313451411   15416i255i255171811i255195101120212211521i2552324101220119i255201841313i2552235122139i25541313i25541421123520i255911134211124i255213i2554i2552345i2552320201121i2554524i2554525i255   8524119132512526i2554202011212027i255125141382412526i255151216i255223521181325i2552842522115212027i25515121216i25513345i2554282893104132027i2551512121216i255424181191151411i255213i2551431011545212027i255   1512121216i25532811942112526i25528119293922451411i2554524i25515121016i25526849452139i255281192939224514111i255i255195i255424241221123527i255211811i255195101120212211521i2552324101220119i255   201841313i25528119293922i25520122111i255101220122120i255329i2558524119132512526i25542020112120i255420i2555111411202049251i255i255   3031323334353637i2553937404142314341i255443045i25546474839494750515230535454524655535352514856485257515049565749485058596061626364656667687068717273627472756176777878798081708283787977798384858286838087888683808780898790919081906190Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 182 of 199

01234563i2558   9101112i2551013i255141015162617i25518319101116   20212222i25524252526272822293031   3233343536373839i2554139424344334543i255463247i25548495041514952535432555656544857555554535058505459535251585951505260616263646566676869707270737475647674776378798080818283728485808179818586878488858289908885828982918992939283926392Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 183 of 199

01234563i2558   03910111111213i2551415i2551617391819111213i25520212131921   222324i25526272824293031242730i25532332834292435i25536343737i25538353928343324i255302324i255403937373936342741i2552924352834422429i25536343023i25535242938244230i2553039i255302324i255433824354430342741i25532292924302945i255i255   464726273334283433484437i2554429292430493724282437i255294835282434373744274224i2555035244437i255242930443024i255393627243351i255   4447433824354430342741i255382435403935314427422452i255442733i2552844353444274224i2554427443753293429i2553039i255544833412430i255442733i2553835343935i25553244435   5447553935244244293034274145i255393824354430342741i255442733i25542443834304437i2552724243329   4247564835282434373744274224i2553940i255442753i25539274139342741i25542443834304437i255383539572442302952i255293044404034274152i255314435582430342741i2553427343034443034282429   3347593460483433343053i255294835282434373744274224i2556131392730233753i2554829444124i255442733i25539274139342741i2554039352442442930342741   244762245430i2554239282427442730i25531392734303935342741   4047 56382442344437i2553835395724423029i2554429i255272424332433   414763392930i2556444293429i25531392734303935342741   234756343024i255283429343029i2554429i255272442242929443553   6547662436i255672468344239i2556944302435i255703441233029i255442733i255592441444253i255322929243029   444767392734303935342741i25523342930393534424437i25542392930i2555444293429   544762245430i2556339282427442730i25531392734303935342741   424767392734303935342741i25533342938392934303439272952i255594326i255352428342436   334767392734303935i25539274139342741i255393824354430342741i2554239293029i255442733i25542443834304437i2552724243329   244767392734303935i255442753i255383930242730344437i2553734303441443034392729   4047 56343024i255283429343029i2554429i255272442242929443553   7147266772i255633935383935443024   46   444764443744274224i2555623242430i2553139273430393534274152i2552844353444274224i2554427443753293429   5447262742393124i255563044302431242730i2553139273430393534274152i2552844353444274224i2554427443753293429   4247593460483433343053i2555539352442442930i25531392734303935342741   33476448293427242929i2557337442727342741   46   222324i25526272824293031242730i255323328342924357429i2552924352834422429i2553848352948442730i2553039i25530233429i255423744482924i25571i25536343737i2555424i25537343134302433i2553039i255383539283433342741i25529483838393530i2553039i255302324i255   633734242730i2553427i25542392727244230343927i25536343023i255302324i2552924352834422429i255332429423534542433i2553427i25542374448292429i255714744i25530233539484123i25533i25536343023i25535242938244230i2553039i255302324i25532424239482730i255322929243029i255   3927375347   7576777879808182i2558482858687768886i255897590i25591929384949295969775989999979110098989796931019397102969594101102949395103104105106107108109110111112113115113116117118107119117120106121122123123124125126115127128123124122124128129130127131128125132133131128125132125134132135136135126135106135Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 184 of 199

01234563i2558   91011101231331114i255153316i25517142318i255191020133111421i25510114223231324518213133111421i25510114i2551931825261813101113i25527261328311211014232611   2930i255i25591011101231331114i2551533i25510114i25517142318i255191020133111421i25510114i255223231324518213133111421   313233 343536i255383940364142i2554335443939i255454446i2554247i255423536i25548414936434250364142i25551524940433653i25544i255543636i255544753i255404243i2554336534940553643i2555641523653i25542354043i255515753363650364142i255   31423536i2555859444144573650364142i255603636613362i25545444644633936i25550474142353946i2554041i2554452494441553662i2554041i2554441i255445047564142i2553664564439i2554247i25565666567   4235   4754i25565686970i25531423536i255   5859444144573650364142i255603636i255714442366133i2554754i255423536i255723642i2555143433642i2557344395636i2554754i255423536i2555155554756414262i2554443i2554754i255423536i255633657404141404157i2554754i25536445535i2555047414235i255   314553404753i2554247i255423536i25544555553564439i2554754i255444146i2557436535447535044415536i255384750453641434442404741i2554443i2554754i25543565535i255524442363375i25545534749405236524235444262i255405462i2554443i2554754i255423536i255   36445339403653i2554754i255317633i255423536i2554277477846364453i2554441414049365343445346i2554754i255423536i255365454365542404936i25552444236i2554754i25542354043i255515753363650364142i255444152i25531767633i255423536i255   4236535040414442404741i2554754i25542354043i255515753363650364142i2553140415539565240415762i255544753i255423536i255444947405244415536i2554754i255524756634262i255444146i2554236535040414442404741i2554754i25542354043i255   515753363650364142i255525636i2554247i255423536i2553839403641427943i25554444039565336i2554247i255368042364152i255423536i25534365350i2554556534356444142i2554247i25581365542404741i2556582314433i2554754i25542354043i255   515753363650364142i2553177353642353653i25543565535i25554444039565336i2554247i255368042364152i255774443i2554041423641424047414439i2554753i255564140414236414240474144393362i255564139364343i25543565535i25554444039565336i255   4247i255368042364152i255774443i255525636i2554247i255423536i25547555556535336415536i2554754i2553844564336i2554041i25553364345365542i2554754i255423536i25548414936434250364142i2555152494043365333i25531423536i25536445339403653i2554754i255   43565535i255524442364362i255423536i255583844395556394442404741i25583444236613362i255423536i255435650i2554754i255318433318533i255423536i255445757533657444236i25559444144573650364142i25560363643i2554455425644393946i255   5336553640493652i2556346i255423536i25548414936434250364142i25551524940433653i255444152i255318633i255423536i255445757533657444236i25550444144573650364142i25554363643i2554455425644393946i2555336553640493652i2556346i255   423536i25548414936434250364142i25551524940433653i2555641523653i255423536i25571363944423652i2555157533636503641424362i2554041i25536445535i2555544433662i255544753i255423536i255453653404752i255633657404141404157i2554443i255   4754i255423536i255365454365542404936i25552444236i2554754i25542354043i255515753363650364142i255444152i255364152404157i2554443i2554754i255423536i2553844395556394442404741i2558344423662i25545395643i255318733318533i255423536i255   59444144573650364142i255603636i2554041434244393950364142i25545444644633936i2554741i255423536i2553844395556394442404741i25583444236i255444152i255318633i255443939i25550444144573650364142i255543636i255   404143424439395036414243i25545444644633936i2555641523653i255423536i25571363944423652i25551575336365036414243i2554741i255423536i2553844395556394442404741i2558344423662i2554043i25539364343i25542354441i255   88826289898962898989i2553143565535i2555240545436533641553662i255423536i2555859444144573650364142i255603636i255813547534254443939613362i25542353641i255423536i255383940364142i2554335443939i255454446i2554247i255423536i255   48414936434250364142i25551524940433653i2554741i255423536i2553844395556394442404741i25583444236i255319033i255423536i25559444144573650364142i255603636i2554041434244393950364142i25545444644633936i2554741i255423536i255   3844395556394442404741i2558344423662i25545395643i255319133i25544i255543636i2554041i2554441i255445047564142i2553664564439i2554247i255423536i25559444144573650364142i255603636i25581354753425444393962i255368055395652404157i255   544753i2554556534547433643i2554754i255423536i2555544395556394442404741i2554754i255423536i25559444144573650364142i255603636i25581354753425444393962i255423536i255405045445542i2554754i255423536i255603636i25592564652477741i255   314443i25552365440413652i25563363947773362i2554054i2554445453940554463393668724742774042354342444152404157i255423536i25554475336574740415762i255423536i255383940364142i2554335443939i255414742i2556336i2555336645640533652i255   4247i255454446i25544i255543636i2554041i255423536i255445047564142i2554754i255423536i25559444144573650364142i255603636i255813547534254443939i2554041i255423536i2553649364142i25542354043i255515753363650364142i2554043i255   42365350404144423652i2556346i255313233i255423536i255383940364142i255544753i2553844564336i2554753i255319333i255423536i25548414936434250364142i25551524940433653i25577404235475642i255384456433668i255i255604753i2554556534547433643i255   35365336475462i25558723642i2555143433642i255734439563661i2554335443939i2556336i25552365440413652i2554443i255423536i25554444053i2554944395636i2554754i255443939i255444343364243i2555040415643i255423536i25554444053i2554944395636i2554754i255443939i255   394044634039404240364362i2554041i25536445535i25555444336i25552364236535040413652i2556346i255423536i255383940364142i2554556534356444142i2554247i255423536i255734439564442404741i25574473940554668i255i255   319333 343536i25559444144573650364142i255603636i2554335443939i2556336i255634039393652i2554247i255423536i255383940364142i2556346i255423536i25548414936434250364142i25551524940433653i2554741i25544i25550474142353946i255   6344434043i255444152i2554335443939i2556336i25545444644633936i2556346i255423536i255383940364142i255774042354041i2556589i2556356434041364343i25552444643i2554754i255533655364049404157i25543565535i2554041494740553668i255i255   319433 343536i25559444144573650364142i255603636i2554335443939i2556336i2554553475344423652i255544753i255444146i255445252404240474143i25550445236i2554247i255423536i25551555547564142i2556346i255423536i255383940364142i255   4443i2554754i255444146i255524446i2554742353653i25542354441i255423536i2555440534342i255524446i2554754i25544i255504741423562i2556344433652i2554741i255423536i255445542564439i255415650633653i2554754i25552444643i255533650444041404157i2554041i255   43565535i25545445342404439i255504741423568i255i2554854i255423536i255383940364142i2555044953643i25544i25577404235525344774439i25554534750i255423536i25551555547564142i2554742353653i25542354441i2554442i255423536i255364152i2554754i25544i255   504741423562i25544i255969798i25597321003245475342404741i2554754i255423536i25559444144573650364142i255603636i255316344433652i2554741i255423536i255445542564439i255415650633653i2554754i25552444643i255533650444041404157i255   4041i25543565535i25545445342404439i255504741423533i2554335443939i2556336i255533645444052i2556346i255423536i25548414936434250364142i25551524940433653i2554247i255423536i25538394036414268i255i255343536i25548414936434250364142i255   51524940433653i25550444662i2554041i255404243i25543473936i2555240435553364240474162i2554442i255444146i25542405036i255444152i25554534750i25542405036i2554247i2554240503662i255774440493662i255533652565536i2554753i2555236543653i255443939i2554753i255   444146i25545475342404741i2554754i255423536i25559444144573650364142i25560363668   3110133 10242353653i25542354441i2554041i25553364345365542i2554754i255444146i25548414042404439i2557344395644424047414362i2554041i255423536i2553649364142i2554235444262i255544739394777404157i2554441i2554456524042i2554754i255423536i255   51555547564142i255544753i255444146i2555740493641i2555544393641524453i2554636445362i2554235365336i2554043i25544i2555240435553364544415546i25563364277363641i255423536i25554444053i2554944395636i2554754i255444146i25551555547564142i255   5143433642i2554443i25552364236535040413652i2554556534356444142i2554247i25542354043i255515753363650364142i255444152i255423536i25554444053i2554944395636i2554754i25543565535i25551555547564142i2555143433642i2554443i255   52364236535040413652i2556346i255423536i2554041523645364152364142i25544565240424753i255544753i2554556534547433643i2554754i25543565535i255445652404262i255444152i2554443i25544i25553364356394262i255423536i25548414936434250364142i255   51524940433653i255774443i2554749365345444052i2554753i255564152365345444052i25559444144573650364142i25560363643i255544753i25543565535i2555544393641524453i2554636445362i2554443i255423536i25555444336i255504446i255633662i255   103104105106107108109110i255112110113114115104116114i255117103118i255119120121112122120123124125103126127127125119128126126125124121129121125130124123122129130122121123131132133134135136137138139140141143141144145146135147145148134149150151151152153154143155156151152150152156157158155159156153160161159156153160153162160163164163154163134163Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 185 of 199

0123i255567i25583i255012i255910112i2551213i255103i25512142151610171823019i255012i25520314211018230i255212214811215i255111102323i255152818242515112i255012i25526238230i25583i255103i255   1018122530i255227251023i255012i255112591i255121421516101718230i2551215i255567i25583i255012i255910112i2551213i255103i255253222151610171823019i255012i25526238230i255111102323i255161017i255012i255   012i25520314211018230i255212214811215i255103i2551018122530i255227251023i255012i255112591i255253222151610171823019i25583i25521091i255910112i2551213i255282908123i25529522758710322i255   282908123i25529522758719i255161512181602317i2551312232312308331i255112591i25510252280i255131215i255112591i2559102323221015i255172101532i25516151214822222191123021421519i25510317i255   16101718230i25522211915824222i25583i255282908123i25529522758710322i255282908123i255295227587111102323i255242i2551610822i255312i25523100215i25501103i25533101591i2552934i2551213i255   012i2551721015i2551312232312308331i255112591i2559102323221015i255172101535i255i2553612030801110103228331i255012i25513121523112833119i25581319i2555377i2551011i2551213i255012i255261023925231008123i255   38100219i2555397i255012i25526238230i25511011i2551610822i25510i2551322i25583i255012i2551018122530i2551213i255012i255331031031218230i2554022i2552811215013102323i255012i255012i25520314211018230i255   212214811215i25516251511251030i255012i255282908123i255295107102412142i2551215i2555417i255012152i255811i255312i255331031031218230i2554022i2552811215013102323i2551215i2555427i25501811i255   2131152218230i255811i25502151883100222i2552417i255012i25526238230i255131215i255261025112i2551215i25502151883100222i2552417i255012i25520314211018230i255212214811215i2553080112250i255   26102511219i2550123i255012i25526238230i255111102323i2553120i255242i2551522725815222i255012i255161017i255012i25520314211018230i255212214811215i25510317i2551018122530i25516251511251030i255012i255   282908123i255295227587131215i255012i2551721015i25583i255301891i255012i255261023925231008123i255381002i2551215i255021518831008123i255129925151522219i25521423i255813i255012152i255   301011i255103i2552532221516101718230i2551213i255331031031218230i255402211i255012i255012i25520314211018230i255212214811215i255131215i255112591i255172101535   5437 2013i255012i25526110160215i2552929i255261225150i255101616151214211i255012i255262382304411i2551623103i2551213i255152121531103845100812319i2550123i255012i25526238230i255111102323i255   161017i255012i255012i25520314211018230i25521221481121519i2551011i2551213i255012i25532460i255331031031218230i2554022i25516101718230i255221002i25581818222810022317i255   1312232312308331i255012i255221002i255123i255301891i255112591i2551016161512141023i255811i255122401083222i2555112591i25522100219i255012i255474812110i2554921215311038451008123i255   48101718230i25538100250719i255567i255012i255331031031218230i25540228311010232318230i2551610171024232i255123i255112591i255331031031218230i2554022i25516101718230i255   22100219i25516232511i255567i25510i25512325108182i255132219i255131215i255921501083i255112151489211i25510322i2551201215i255101111811010392i255152322215222i2552417i255012i25520314211018230i255   212214811215i255012i255012i25526238230i25583i255912332908123i25530801i255012i25526110160215i2552929i255408238331i25510322i25515223100222i255181002151119i25583i255103i2551018122530i255   227251023i255012i255523453531953535319i25516232511i2555667i25515281824251511218230i2551213i255232311023i255246162311211i255839251515222i2552417i255012i25520314211018230i255212214811215i255   83i255912332908123i25530801i255012i255152121531103845100812319i2552516i255012i25510i2551810468182518i2551018122530i2555229535319535353i25583i25510313115231100235i255   5547 55801215i255012i25526238230i2551215i255012i25520314211018230i255212214811215i25518101719i2552516123i2552953i2559102323221015i2552210171144i255161581215i25530158023i255   3120892i255012i255012i255120121519i2551215i255112591i2551201215i25508188331i2551011i255181017i255242i2551031152222i2552417i255012i25526238230i25510322i255012i25520314211018230i25521221481121519i255   91025112i255012i255331031031218230i2554022i255491002i255012i255242i25515222259222i255012i2552956i255516215i255103325187i25583i25524691103312i255131215i25510i25516101718230i25513151218i255   012i25526238230i255012i255012i25520314211018230i255212214811215i255123i255012i2554812110i2554921215311038451008123i25548101718230i255381002i2551213i25552571953535319535353i255510i255   474022i255582517221230350735i255   5960i255i2556263646566646768697063i255716667726369736874756669   5767 212323i255228110158242501024232i255910111i255100158242501024232i255012i25521091i2552199122530i2552111112019i2551201215i25501103i255331092115012515i2554823109219i255   8392325228331i2555397i25522814822232211i25510322i2551201215i2559251515230i2551615129222211i255123i255112591i2552199122530i25521111120i255103225417i255012i255320i2551615129222211i255   10158118331i25513151218i25510i2551110232i2551213i255112591i2552199122530i2552111112019i25583i25521091i25591011219i255111102323i255242i25522811015824250222i255012i255012i25526238230i25510322i255012i255   20314211018230i255212214811215i2551011i2551312232312301177   567 4081511019i25529535356i255111102323i255242i25522811015824250222i255012i255012i25526238230i2552530823i255012i2559251825231008142i2551018122530i255   22811015824250222i255012i255012i25526238230i25516251511251030i255012i25501811i255282908123i255785107587510130215i255010798331i25583012i255109912253019i255131215i255012i255   10141282210392i2551213i25522122524019i255102323i255912302181612151032122511i25510322i255161581215i25522811015824250812311i255012i255012i25526238230i25516251511251030i255012i255   01811i255282908123i255785107587i255811i255227251023i255012i255012i255112518i2551213i2555377i255012i2552612110i255581011811i25551011i2552221383222i25512152837i2551213i255112591i255   2199122530i2552111112019i2555427i255012i2552612110i255581011811i2551213i25521091i2552199122530i25521111120i2552801215i25522811161211222i2551213i2551215i25530158023i255121313i255   2417i255012i25520314211018230i255212214811215i25510130215i255012i255221002i2551213i25501811i2552131152218230i25524250i2552421312152i255012i255221002i2551213i255012i255   228110158242508123i255012i255301891i25501811i255282908123i2557851075871522310021119i25510322i2555807i255012i255103131152311002i2551018122530i255121310317i255910111i255   83i255012i2552199122530i25501100i255811i2552511222i255012i255161017i255012i25516121508123i2551213i2552199122530i2555546162311211i25501100i255811i255101616121508123222i255012i255   012i2552199122530i2552111112011i25522211915824222i25583i255282908123i255785107587521710322i255282908123i255785107587558732   567 28291232219i25529535356i255111102323i255242i2551610822i255012i255012i25526238230i2552530823i255012i2559251825231008142i2551018122530i255   22811015824250222i255012i255012i25526238230i25516251511251030i255012i25501811i255282908123i255785107587510130215i255010798331i25583012i255109912253019i255131215i255012i255   8182838485868788i2559088919293829492i255958196i25597989990100981011021038110410510510397106104104103102991079910310810210110010710810099101109110111112113114115116117118119121119122123124113125123126112127128129129130131132121133134129130128130134135136133137134131138139137134131138131140138141142141132141112141Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 186 of 199

012340567i25529i2554210111213i25501414i255625127151621705721018i255054i25516173217i25543181217311101232518i255122i25512197i255201437512i25516101718100512i255122i255   1219318i255217612325i25522230242332424i255318i25572510014i255122i25505i255015210512i255181093637512i255122i255161721347i25512197i2552014375122631219i2550i255170127i25529i255   1771210175i25529i255272829i25516717i2550551015i2552631219i25517718167612i255122i25512197i25530205i25531181871218i25523217i2551810619i25514226717i255015210512i255018i25503217774i255   1171226775i25512197i2551601712371824i255054i2553329i25516717i2550551015i2552631219i25517718167612i255122i25501414i25521219717i2553166210512i2553118187121813i25535i25570619i255   60187i2556215162105474i25505510014143413i25525i255233524i25512197i2553166210512i25531181871218i255471861731174i25535217612325i255222302423324233124054i255   217612325i255222302423324233624011217i2552362151610127413i2552631219i25517718167612i255122i25570619i2551810619i2553166210512i25531181871213i255917215i255233724i25512197i255   40127i25529i2551219318i2553132177715751213i2559217i2550534i2553166210512i255311818712i2551219012i255318i25505i2553853123014i25531181871213i255054i255233924i25512197i25540127i25525i255   26193619i2551810619i2553166210512i255311818712i25526018i25504474i255122i25512197i2553166210512139217i2550534i2553166210512i255311818712i2551219012i255318i2555212i25505i255   3853123014i25531181871224i255054i255234024i25512197i255601819i255101874i255122i25516034i2553166210512i2554142167518718i255018i255471861731174i25535i255217612325i255   222302423324232024011217i2552362151610127413i2552631219i25517718167612i255122i2551810619i25560181913i255917215i255233724i25512197i25514012717i25529i255234324i25512197i25540127i25529i255   1219318i25531321777157512i255054i255234424i25512197i25540127i25525i255261936191810619i255601819i25526018i255101874i255122i25516034i2551810619i2553166210512i255   414216751871813i2559217i2550534i2553166210512i2554142167518718i255177140123532i255122i2550534i2553166210512i255311818712i2551219012i255318i25505i2553853123014i255311818712i255   054i255233924i25512197i25540127i25525i25526193619i2551810619i255601819i25526018i255101874i255122i25516034i2551810619i2553166210512i255414216751871813i2559217i2550534i255   3166210512i2554142167518718i255177140123532i255122i2550534i2553166210512i255311818712i2551219012i255318i2555212i25505i2553853123014i2553118187122445i255i25546197i25503232177320127i255   01521051218i255431812173111012011147i255122i25512197i255201437512i25516101718100512i255122i255217612325i255222302423324054i2551219318i255217612325i2552223024233240177i255   17797171774i255122i25519717735i255018i25512197i255474871210175i2554619177181921444950i255054   2351515124 46197177091271713i255233724i255522829i25529i2550534i255177150354717i255181901414i255117i25543181217311101274i255122i25512197i255201437512i255054i255   233924i255222829i25529i2550534i255177150354717i255181901414i255117i25543181217311101274i255122i25512197i255385171812157512i2553141318717i255231810619i25543181217311101232518i255   122i25512197i255385171812157512i2553141318717i25516101718100512i255122i2551219318i255217612325i25522230242333242336241173532i25512197i255475325545556   567179217150567i25520215167518012325492445   235724 58217i25516101716218718i2551971772913i25512197i2554720218123601831849i25529i25505i2553166210512i255311818712i2551570518i25512197i2553853123014i2555901410012325i25529i255   1810619i2553166210512i25531181871213i255018i2554712717153574i25516101718100512i255122i255217612325i2556045029i2551219318i2553132177715751245   236124 385i255044312325i255122i2550534i2555325545556i255567179217150567i25520215167518012325i25516034011147i255122i25512197i255385171812157512i2553141318717i255   16101718100512i255122i255217612325i255222302401121713i25512197i255385171812157512i2553141318717i255181901414i255117i25575123121474i255122i25517767317i2550i255977i25535i255   62557612325i2552631219i2550534i255180147i255217i2554771574i255180147i25529i2555506311712191017i2555614067i2552312197i255475556i255567179217150567i255   2021516751801232549i255054i2551223271219717i2552631219i25512197i2555325545556i255567179217150567i2552021516751801232513i25512197i25547567179217150567i255   20215167518012325492413i25560146101401274i255018i2559214142261862   235124 389i25512197i255321721818i25518014718i25516172677418i25529i2551810619i255180147i255217i2554771574i255180147i25529i2555506311712191017i2555614067i255   7251001418i255012i25514701812i2556360281328282813282828i255111012i2550177i2551471818i255121905i255633328132828281328282813i25512197i2555556i255567179217150567i255   20215167518012325i2552631414i25572510014i255636028281328282850i255   23515124 389i25512197i255321721818i25518014718i25516172677418i25529i2551810619i255180147i255217i2554771574i255180147i25529i2555506311712191017i2555614067i255   7251001418i255012i25514701812i2556333281328282813282828i255111012i2550177i2551471818i255121905i255635228132828281328282813i25512197i2555556i255567179217150567i255   20215167518012325i2552631414i25572510014i2556360282813282828i25516141018i2552729i25529i25512197i255321721818i25518014718i25516172677418i25535i255742671818i25529i255   636028132828281328282850   2351515124 389i25512197i255321721818i25518014718i25516172677418i25529i2551810619i255180147i2552174771574i255180147i25529i2555506311712191017i2555614067i255   7251001418i255012i25514701812i2556352281328282813282828i255111012i2550177i2551471818i255121905i255636428132828281328282813i25512197i2555556i255567179217150567i255   20215167518012325i2552631414i25572510014i2556360282813282828i25516141018i2556529i25529i25512197i255321721818i25518014718i25516172677418i25535i255742671818i25529i255   636028132828281328282850i255217   6667686970717273i2557573767778677977i255806681i255828384758583868788668990908882918989888784928488938786859293858486949596979899100101102103104106104107108109981101081119711211311411411511611710611811911411511311511912012111812211911612312412211911612311612512312612712611712697126Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 187 of 199

0123 45i255789i2551011121313i255131415913i25516111217991813i255125i2551319178i2551314159i2551211189920918i2551314159i255125i2552114172211781911i255231514179i255   92419141513i255147i25515914137i255252627282727272827272728i255789i2552123i2552391151211201429179i2553012201692913147311229i25532311515i255924191415i2552533272728272727i25516151913i255   3435i255125i255789i2551011121313i255131415913i25516111217991813i2553129i2559361791313i255125i255253327282727272827272737i2551611123831189187814728   914178i2551011121313i2551314159i25516111217991813i25578119138121518i2551397i2555121178i2553129i255399177311229i255400173031378111219108i255399177311229i255400173031383144112389i25532311515i255   419i2553129171191413918i2551229i25514i255181215151411425121142181215151411i2554114133113i2554143i255142943i2551420121929713i2553129389137918i2554143i255789i2553015319297i25551211i2551714163171415i255   93616929183171911913i255147i2552114172211781911i25523151417937i255161112383118918i255519117891178147i2551319178i2551011121313i2551314159i25516111217991813i2557811913812151813i255138141515i255   29127i255419i2553129171191413918i255712i2551417171219297i25551211i255142943i2551418183173112291415i2551714138i2551712297113141197918i255712i2552114172211781911i255231514179i255712i255171238911i25531713i255   12169111473112291415i255936169291391344i255i255451211i255789i25514381231181429179i255125i25518121941728i2553129i255789i2559389297i25578147i255789i2551011121313i255131415913i25516111217991813i255125i255142943i255   1314159i25501211i2553129i255789i2559389297i255125i25514i255323178181114321415i255125i2552114172211781911i25523151417928i25514i255189920918i25513141593i25514119i2551591313i255781429i255253327282727272827272728i255   789i255429389137209297i2552218383113911i25532311515i25529127i255419i255929731715918i255712i25511917931389i255142943i2552123i2552391151211201429179i255301220169291314731122944i255i255   0463 429i255789i2559389297i255789i2553015319297i2553231781811143213i255142943i2552217171219297i25522131397i2555111220i255789i25522171712192971611311211i255712i2557911203129147311229i255   125i255783113i25522101199209297031291715191831291028i25551211i255789i25514381231181429179i255125i25518121941728i2552114172211781911i255231514179328i2551319178i2552217171219297i25522131397i255   138141515i255419i255189920918i255712i255814389i255419929i25513121518i255147i25531713i2555143111i255381415199i25501413i2551897911203129918i2554143i255789i2553015319297i255161911131914297i255712i255789i255   47141519147311229i255231215311743i25541197i255131941489177i255712i255789i2551278911i25579112013i255125i255783113i255221011992092973i255142918i255013i255789i25516111217991813i255125i2551319178i255   189920918i2551314159i255138141515i255419i255189920918i255712i255814389i255419929i2551831137113141197918i2553129i255789i2555121120i255125i25518311371131411971441159i2551714138i255712i255789i2553015319297i255   142918i255789i255429389137209297i2552218383113911i255161911131914297i255712i255399177311229i255400143144112389i25551211i255141515i2552217171219297i2552213139713i2551278911i255781429i255   2114172211781911i255231514179i255142918i255013i255789i2552123i2552391151211201429179i2553012201692913147311229i255138141515i255419i255171415171915147918i255411413918i2551229i2551319178i255   5143111381415199i25551211i2552114172211781911i25523151417944i255i255   0493 429i255789i2559389297i25578147i255783113i25522101199209297i2553113i255791120312914791828i2552912i2552391151211201429179i2553012201692913147311229i255138141515i255419i25516143118i255   323178i25511913169177i255712i255142943i2552217171219297i25522131397i25511920143129312910i2553129i255789i2552217171219297i2551413i255125i255789i255181479i255125i2557911203129147311229i255   031291715191831291028i255315i255141616153117144115928i2552114172211781911i255231514179319291591313i2551319178i2552217171219297i25522131397i2553113i25513121518i255712i2551429i255221616111238918i255   501943911i25501413i25518953129918i2554191512323i2551229i2551211i2551611311211i255712i255789i25512299i2554391411i255142929313891113141143i255125i2551319178i255181479i255125i2557911203129147311229i255014i255   512312137425291120i255391415953344i255i255429i255789i2559389297i255125i2551319178i2552312137425291120i255391415928i255789i2552391151211201429179i2553012201692913147311229i25532311515i255419i255   171415171915147918i2553129i2551417171211181429179i255323178i255783113i25522101199209297i255411413918i2551229i255789i255731209i255142918i25516111217991813i255125i2551319178i2552312137425291120i255   3914159i255142918i25516143118i2554143i255789i2553015319297i255712i255789i255429389137209297i2552218383113911i2553231783129i255783111743i25518144313i25551215151232312910i2551319178i2552312137425291120i255   391415944i255i255451211i255161911161213913i2558911912528i2551429i25551221616111238918i25550194391153i25520914291328i2553129i25511913169177i255125i255142943i25522171712192972213139728i255789i255   7831111842161411743i2551619111781413911i255312971112181917918i255712i255789i2553015319297i2554143i255789i255429389137209297i2552218383113911i2551211i25531713i25516113129173116141513i255147i255142943i255   731209i2551611311211i255712i255789i2557911203129147311229i255125i255783113i25522101199209297i25551211i255789i2551619111612139i255125i2551619111781413312910i2551319178i2552217171219297i2552213139737i255   5455562146494678147i2551319178i2557831111842161411743i2551619111781413911i255138141515i255419i2559361611913131543i255312917151918918i2553129i25514i2551531137i255125i255221616111238918i25550194391113i255   142918i25532831178i2551531137i255138141515i255419i255013i255161112383118918i2554143i255789i255429389137209297i2552218383113911i255712i255789i2553015319297i2553231783129i255789i255572742181443i255   2912731179i25516911311218i2551712111191316122918312910i255712i255789i2551416161531171441159i2557911203129147311229i255142918i255013i2551417179167918i2554143i255789i2553015319297i2551413i255   161112161213918i2554143i255789i255429389137209297i2552218383113911i2551441139297i2552014293159137i25591111121144i255i25558127323178137142918312910i255789i2555121191012312910282912i255   2391151211201429179i2553012201692913147311229i255138141515i255419i25518199i255712i255789i255429389137209297i2552218383113911i2553129i255171229299177311229i255323178i255142943i255231213742   5291120i2553914159i255161911131914297i255712i255783113i255399177311229i25540093315i255783113i25522101199209297i2553113i2557911203129147918i2554143i255789i2553015319297i2555121130141913944i255i255   0593 6078911i255781429i2553129i25511913169177i255125i255142943i255429317311415i255471415191473112291328i2553129i255789i2559389297i25578147i255789i2553015319297i2553231781811143213i255142943i255   2217171219297i25522131397i255031291715191831291028i25551211i255789i25514381231181429179i255125i25518121941728i2552114172211781911i2552315141793i2555111220i255789i2552217171219297i255181911312910i255   142943i255103138929i255171415929181411i2554391411i255142918i255789119i2553113i25514i255183113171191614291743i2554197329929i255789i2555143111i255381415199i255125i2551319178i2552217171219297i25522131397i255   1413i2551897911203129918i2554143i255789i2553015319297i255161911131914297i255712i255789i25547141519147311229i255231215311743i25551211i255161911161213913i255125i255171415171915147312910i255789i255   2391151211201429179i2553012201692913147311229i2551211i2553015143241141761i255231443209297i2551229i2551319178i2552217171219297i25522131397i255142918i255789i2555143111i255381415199i255125i255   1319178i2552217171219297i25522131397i2551413i2551897911203129918i2554143i2551429i255312918916929189297i2551419183171211i2553129i255171229299177311229i2551429i255141918317i255125i255789i2552217171219297i255   51211i2551319178i255171415929181411i2554391411i255142918i2551413i25514i255119131915728i255789i255429389137209297i2552218383113911i255321413i255123891116143118i2551211i25519291891116143118i255789i255   2391151211201429179i2553012201692913147311229i2551211i255123891116143118i2551211i25519291891116143118i25514i2553015143241141761i255231443209297i2551229i2551319178i2552217171219297i2552213139728i255   1413i255789i2551714139i255201443i25541928i25578929i255013i2553129i255789i2551714139i255125i2551429i2551238911161443209297i255125i2552391151211201429179i2553012201692913147311229i2551211i255   6263646566676869i2557169727374637573i255766277i25578798071817982838462858686847887858584838088808489838281888981808290919293949596979899100102100103104105941061041079310810911011011111211310211411511011110911111511611711411811511211912011811511211911212111912212312211312293122Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 188 of 199

012345678319i2551112i2556i25513146151661718i2551967831920i2559213i2552212332498319i25525223262434i255242161414i255432681604243i2559213i255131426319i255261i25561i255   6811019i2553270614i255911i2552401721i2551123345678319i255114i255012345678319i255114i25528292930i255261i2559213i255176243i2551112i25561i255012345678319i2551112i255   193412114861173i25513118531246926111i255114i2551123345678319i2551112i2556i25513146151661718i2551967831920i2559213i255131426319i255242161414i255567i255911i2559213i255   2212332498319i25525223262434i25561i2556811019i2553270614i255911i2552401721i255012345678319i255114i255112334567831920i255261i255361721i255176243i2551112i255   31317926111i25532281230282630612i25531317926111i255322812302826263020i2555411859147i25512111414111526133i2552401721i25560226912114i2552401721i2551761431264i255736434i2555411232623220   2111153233420i255617i2555678319i2552324174261632i255261i25531317926111i25532281230282630612i25531317926111i2553228123028262630242161414i255163i25556262i255111i255146934i25592161i255   35641721i2553637i2551112i2559213i2557364i25512111414111526133i2552401721i2551761431264i255736438i255i25539119152692124961226133i2559213i25512114333112613320i255111i255681101924i255   242161414i255163i255567616143i255911i2559213i2552212332498319i25525223262434i255261i255171111317926111i2551526921i2559212624i25531317926111i2553228123012111414111526133i255   93482616926111i2551112i2559213i2552533433831920i2552611714022613320i25512114i2559213i2556231126261173i2551112i255211016920i2551526921i255432453179i255911i25515269212461561424i255   92169i2551117170432i2555426114i255911i2559213i2552693i2551112i2559348261692611138   284030 19678319i2551112i255282930i2559213i25539111413519i255193412114861173i25513118531246926111i25515261414i255163i2558623i255261i255171111317926111i2551526921i255   9213i25561790614i255226249426160926111i25528114i255261i2559213i255323319i2551112i255152692124615614i2551112i2559213i255655142617616143i25525171711019i2552524243920i255233832i255   22624942616092611130i25543146926133i255911i2552401721i255193412114861173i25513118531246926111i255612i25528292930i2559213i2553519i255193412114861173i255   13118531246926111i25515261414i255163i2558623i255261i255171111317926111i2551526921i2559213i255246143i25528114i255261i2559213i255323319i2551112i255152692124615614i2551112i255   3561725492104i2551914617320i255233832i25524614330i2551112i2553561725492104i2551914617320i2551609i255261i255361721i255176243i255261i255111i255323319i25515261414i255617i255   193412114861173i25513118531246926111i255163i25556262i255146934i25592161i25535641721i2553637921i2551112i2559213i2557364i25512111414111526133i2559213i2557364i255261i2551521261721i255   2401721i255193412114861173i25513118531246926111i25515624i25536413238i255   284230 43114i255261414024946926233i25550451124324i25511114720i2556i25524543622421339i255261414024946926133i2559213i25517614170146926111i2551112i2559213i2553519i255   193412114861173i25513118531246926111i2552624i255696172132i255624i255311721320143i255442134391138   4546i255i25548495051525354514953i25555565057525158i2555960616263616465   286630 221220i255624i2551112i255282930i255617i2552693i255111i2551521261721i255617i25525171711019i25525242439i2551192134i25592161i2553561725492104i25519146173i25528361721i2552401721i255   25171711019i25525242439i25512114i25550451124324i2551112i2559212624i25531317926111i25567i25511114720i2556i2556839111413519i25525171711019i255252424396930i2552624i2552411142i255282611714022613320i255   12114i2559213i2556231126261173i2551112i255211016920i2556i255233832i255246143i255504240619i255911i25531317926111i2553228230114i25519112494170348i255316143i255504240619i255911i255   31317926111i25532283306161123330203711721613332i255114i25511921341526243i255226245112432i2551112i255114i25528292930i2559213i2552693i2559212624i25525334338319i2552624i255   9348261693220i255612i255612934i255287230i25533262326133i255312123179i255911i25561414i25594612461792611124i25531212317932i255167i2559213i25525171711019i2551526921i255432453179i255911i255   9213i25539111413519i25525171711019i2552524243924i25520426133i2559213i25553426112i25516333261126133i255111i2559213i25531212317926233i2552693i2551112i2559212624i25525334338319i255   612i25531226133i255111i2559213i2554314323619i25513146151661718i25573693i25528361721i2552401721i2555342611220i2556i2556813146151661718i25513614170146926111i255193426112693020i255   612i255287430i255961826133i255261911i2556171711019i25561414i255567831924i2558623i255167i2559213i2552212332498319i25525223262434i255612i2559213i255131426319i255261i255432453179i255   1112i25561414i25539111413519i25525171711019i2552524243924i255504240619i255911i25531317926111i255322812306161123375   287276 9213i255633334333693i25539111413519i255193412114861173i25513118531246926111i25543173262332i255167i2559213i2552212332498319i25525223262434i255   1526921i255432453179i255911i2559213i25513146151661718i25513614170146926111i255193426112i2553711733224i25561i2556811019i255289213i255683939i2551967616143i255258110196930i255   3270614i255911i255327778i2551112i2559213i2553711732424i2551112i255282930i2559213i255633334333693i255681101924i2552262494261609616143i2559119213i255131426319i255612i2559213i255   2212332498319i25525223262434i255504240619i255911i25531317926111i255322863020i255112334i25528292930i2559213i2557939041i25570214324211114220i255261i255361721i25517624320i255624i2551112i2559213i255   13146151661718i2557369334i255114   287430 9213i255131426319i2552262i2551119i2554317326233i25522624942616092611124i2551112i2552262494261609616143i2551762421i25543146926133i255911i2559213i25539111413519i255   25171711019i2552524243924i25520426133i2552401721i25513146151661718i25513614170146926111i255193426112i255261i25561i2556811019i2552401212261726319i255911i2555411232623i2559213i255   131426319i2551526921i2559213i2558078i2554693i2551112i255439041i2552324174261632i255261i25531317926111i25532286302826263012114i2552401721i25513146151661718i25513614170146926111i255   19342611220i25526117140226133i255617i2555114926111i2551112i2552401721i2554693i2551112i255439041i255694261609616143i255911i2559213i255131426319i2551119i25543173262326133i255   22624942616092611124i2553270614i255911i25569i2551436249i2559213i255633334333693i2551311249i255816242624i2551112i2559213i25539111413519i25525171711019i2552524243924i25562232i255167i255   9213i255131426319i255911i2559213i25525171711019i25520426133i2552401721i25513146151661718i25513614170146926111i25519342611234i255i255   8283848586878889i2559189929394839593i255968297i255989910091101991021031048210510610610498107105105104103100108100104109103102101108109101100102110111112113114115116117118119120122120123124125114126124127113128129130130131132133122134135130131129131135136137134138135132139140138135132139132141139142143142133142113142Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 189 of 199

0123i255012i2555362708230i2559106117212i25571131414i255813152i25513i2551613178230i2551821319120i25513i255212214132324131915i25525131782302627i255028i255012i25522141123020i255   231101113i2552930i2551013177i25531281414282311332i255012i2551316161411191324142i2552214132324131915i25533130220i255113i255133i255138283430i255235341314i255028i255012i25532122130212i2552831i255183627   012i25523719277i255102719121124210i255113i255012i2553128122322811332i25538219011283i255291813271839272812i255184027i255012i255138283430i2553219277131217i255028i255161228611102i255012i255   221411230i255231101i255101170121124340112837i255113i255133i255138283430i255235341314i255028i255012i255133232122321302i255222870i25541137117i2552831i255012i25542283434425i25591919283430i255   977207i255131010210i2552417i255012i255221411230i255028i255012i25591919283430i25510341211332i255734191i2552214132324131915i25522131419341413011283i25525212112810i2551614347i255012i255   1316161411191324142i255121302i2552831i255122034123i255192830281614130210i2552417i255012i2553128122322811332i25538219011283i2552918132718452746i255i25542280231101701331011332i255012i255   312812232281133220i255012i2555362708230i2559106117212i255711314143280i255242i2552824141132130210i255028i255813152i25513i2552214132324131915i2552513178230i255113i255133i255   138283430i25501130i2552371922107i255012i25542283434425i255252123128128133192i255222881623713011283i255122192116210i2552417i255012i2555362708230i255910611721220i255   8113347i255012i255138283430i2552831i2550133727i255181131914341011332i2550133727i25524281232i2552417i255012i2555362708230i2559106117212i25513310i2551107i2551011122190i25513310i255   1131011122190i25528233212727i25511816287210i255283i255012i25512219211160i2552831i255013371324142i255113192882i25512214130210i255028i255734191i25542283434425i255252123128128133192i255   222881623713011283i25518191314193414130210i2552417i2551223121223192i255028i255012i255977348210i255471337i255481302i25518137i25510231113210i25512122113272746i255i255492812i255   1634121628727i25512122283120i25521977348210i255471337i25548130226i25571131414i2558213320i255113i2551227162190i2552831i255213191i255113101161110341314i25523128i25512219211627i25513317   162812011283i2552831i255012i25542283434425i255252123128128133192i25522288162371301128320i255012i255111321270i2552313121901162i25581312321131314i2551928824113210i255   31210212131420i255701302i25513310i2551428191314i25501337i2551213027i255028i25523111191i255734191i255113101161110341314i255117i2557342450219020i2551131914341011332i25513317i25572819111314i255721934121101720i255   4421011191312220i25534328161428178230i25513310512812i2552801212i2552816142817823020i255231101128141011332i2552812i25516131712281414i2550133727i25513310512812i25513317i25572143143   28161428178230i255013372720i255137734811332i255012i25532834310210341901124111411017i2552831i255701302i25513310i2551428191314i255113192882i2550133727i255312812i255312102121314i255   113192882i25501337i255163412162872746i255i25597i255347210i2551212211320i255212214132324131915i25533130226i25571131414i25582133i255213191i255101302i255720i25531281201i255113i25519141334727i255   18112713310i255181111272831i255012i25531111270i25516131213321213161i2552831i25501117i25538219011283i2552918132746i255i25553120i255130i255012i25501182i25501130i255012i2554425i255252123128128133192i255   222881623713011283i255117i25519131419341413021020i255183627i255734191i25519131419341413011283i2551227341407i255113i255012i2555362708230i2559106117212i25524211332i2552823210i2554425i255   252123128128133192i255222881623713011283i2551634127341330i255028i25538219011283i2554518192713310i255184027i255012122i255117i25513317i25534316131110i2552214132324131915i255   251317823020i255734191i2554425i255252123128128133192i255222881623713011283i25501130i255117i2551613171324142i255028i255012i2555362708230i2559106117212i25571131414i255242i255   122103419210i2552417i255012i255138283430i2552831i255734191i25534316131110i2552214132324131915i255251317823046i255   185227 53120i255137i2552831i25513i2552214132324131915i255331302i25501130i25528191934127i25531281414282311332i25513i2552214132324131915i2552513178230i25513310i25513310212i2553211611332i255231312190i255   028i255131414i255012133713190112837i255231312190210i2552417i255012i25591919283430i255231101i2551227162190i255028i255012i25542283434425i25591919283430i255977207i25510341211332i255012i255   12214261330i2552214132324131915i25522131419341413011283i2552521211281020i255012i255133232122321302i255138283430i2552831i255131414i2552214132324131915i25525131782307i255813102i2552417i255   012i2555362708230i2559106117212i2551612112812i255028i255734191i2552214132324131915i255331302i2552371922107i255012i2552214132324131915i2552513178230i255191314193414130210i255137i255   2831i255734191i2552214132324131915i25533130220i2550123i255012i255221411230i25571131414i255813152i25513i2551613178230i255113i255133i255138283430i255235341314i255028i255734191i25523719277i255   18213191i255734191i255161317823020i25513i255212214132324131915i25548216131782302627i255028i255012i2555362708230i255910611721220i255231101113i2552930i2551013177i255   31281414282311332i255734191i2552214132324131915i25533130246492812i255012i255136281110133192i2552831i25510283424020i255113120i255137i2552831i25513317i2552214132324131915i25533130220i25513310212i255   3211611332i255231312190i255028i255131414i255012133713190112837i255231312190210i2552417i255012i25591919283430i255231101i2551227162190i255028i255012i25542283434425i25591919283430i255   977207i25510341211332i255012i25512214261330i2552214132324131915i25522131419341413011283i2552521211281020i255012i25542283434425i255252123128128133192i255222881623713011283i255   1613171324142i255028i255012i2555362708230i2559106117212i255283i255133i255133232122321302i25524137117i255117i255111321212i25501133i255012i25513190341314i25542283434425i255   252123128128133192i255222881623713011283i2551613111020i255012i255221411230i25571131414i25519288162371302i255012i2555362708230i2559106117212i255137i2551131i255012i255   42283434425i255252123128128133192i255222881623713011283i255232122i255191314193414130210i255283i255133i255133232122321302i2552413711746i255i25542280231101701331011332i255012i255   312812232281133220i255185327i255328i2551382834307i25571131414i255242i2551613171324142i255028i255012i2555362708230i2559106117212i255113i255192833219011283i255231101i25501117i255   38219011283i255291824271131i25501117i25593212228230i255117i25502128113130210i2552417i255012i255221411230i255312812i2552213347246i255i255   185427 492812i2551634121628727i2552831i25519131419341413011332i2553134034122i25542283434425i255252123128128133192i25522288162371301128320i2552214132324131915   25131782307i25513310i2552214132324131915i2554821613178230755i255i255185627i255012i255162812011283i2552831i25513317i25542283434425i255252123128128133192i255222881623713011283i255   1301211243401324142i255028i25513i2552214132324131915i2552513178230i25571131414i255242i2550122130210i255137i255113611332i2553280i25524223i25516131110i255028i255012i2555362708230i255   9106117212i25513310i25518565627012i255162812011283i2552831i25513317i25542283434425i255252123128128133192i255222881623713011283i2551301211243401324142i255028i25513i2552214132324131915i255   4821613178230i25571131414i255242i2550122130210i255137i255113611332i25524223i25516131110i255028i255012i2555362708230i255910611721246i255   185727 4712i255282414113213011283i2552831i255012i2555362708230i2559106117212i255028i255813152i255213191i2552214132324131915i2552513178230i25571131414i25516212728313141417i255   242i2553234131213302210i2557262121314141720i25524340i2553280i25550281130141720i2552417i255012i2551621272837i2552812i2552301101127i255128141011332i2551011122190i2552812i2551131011122190i25511302122707i255   5859606162636465i2556765686970597169i255725873i255747576677775787980588182828074838181807976847680857978778485777678868788899091929394959698969910010190102100103891041051061061071081099811011110610710510711111211311011411110811511611411110811510811711511811911810911889118Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 190 of 199

01i255345i2556175839513i255101170851213i2551440154i25516171812181355i25584181919i255205i25501i255345i2552122129i25518318154511i25545125322i255188i2552315451117195i2552418111i255   84181919i255205i255525515173511i255188i2552221i255345i255521215153075i255111835i2552221i2553408i25510161255951326   2728293031323334i2553634373839284038i255412742i25543444536464447484927505151494352505049484553454954484746535446454755565758596061626364656765686970597169725873747575767778677980757674768081827983807784858380778477868487888778875887Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 191 of 199

01234563i2558   09101163i2551213i255133141516141091713i2551816101131719920211617i2551896156920211617   22212332324i255191663625i2552621202i25514319113120i2552016i25512912714202514i25513691328   2930i255323333 3433353630353738394033i255323333 4139403533373339423843i2554438434533i255   4635304747i25548384333i255443843453349 50515251515152515151i255 54515251515152515151i255i255i255i255i255i255i255i255i255i255i255i255 55515251515152515151i255 56515251515152515151i255i255 57515251515152515151i255i255 5851515251515152515151i255   3433353630353738394033i255323333i25559 5160515161 5860515161   3433353630353738394033i255323333i25562 6364i255i255i255i255i255i255i255i255i255i255i255i255i255i255 5451515251515164i255i255i255i255i255i255i255i255i255i255i255i255i255i255i255i255 5451515251515164i255i255i255i255i255 5451515251515164i255i255i255i255i255 5451515251515164i255i255i255i255i255 5451515251515164i255i255i255i255i255i255i255   3433353630353738394033i255413940333942656633i25559 5160515161 5160515161 5860515161 6760515161 6860515161 6860515161   4139403533373339423843i2554438434533 58515251515152515151i255 69515251515152515151i255i255 67515251515152515151i255i255 68515251515152515151i255i255i255i255   3433353630353738394033i255413940333942656633i25562 6364i255i255i255i255i255i255i255i255i255i255i255i255i255i255 6364i255i255i255i255i255i255i255i255i255i255i255i255i255i255i255i255i255i255i255i255i255i255i255i255i255 5851515251515164i255i255i255i255i255 5451515251515164i255i255i255i255i255 58526951515251515164i255i255 58525451515251515164i255i255i255i255   7030423843i255323333 7162i255i255i255i255i255i255i255i255i255i255i255i255i255i255 7273737473737362i255i255i255i255i255i255i255i255i255i255i255i255i255i255i255i255 7573737473737362i255i255i255i255i255 76747773737473737362i255i255 76747873737473737362i255i255 77747773737473737362i255i255i255i255   79i255808182i2558384858682i25587818882898190859189i255929088i2559384859386858487949596i25592828289i25588828584878291i2558790i25584i2558190878285i25589848582i25597948585i2559495938882848982i2559095i25584i2559190858584886392908863919085858488i2559884899489i255929088i255849599i255938410094878485i255100889010182938789i25589869381i2558489i255878182i2558910084102i255988687i255959087i255929088i25590100828884879490958485i25589819088879284858589   103104105106107108109110i255112110113114115104116114i255117103118i255119120121112122120123124125103126127127125119128126126125124121129121125130124123122129130122121123131132133134135136137138139140141143141144145146135147145148134149150151151152153154143155156151152150152156157158155159156153160161159156153160153162160163164163154163134163Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 192 of 199

01234563i2558   891011i255912i255135141014151633   17181919i25521222223242519262728   2930313233343536i2553836394041304240i255432944i25545464738484649505129525353514554525251504755475156504948555648474957585960616263646566676967707172617371746075767777787980698182777876788283848185827986878582798679888689908980896089Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 193 of 199

01234563i2558   01234563i255910i2551112131413156i2551611951214i25516171731417   189142319i2551421512i255201511619142519i255216151322   232424i255262724282930i2552730i2553132i255333429i255353232293633372629i25538273329i255   i255   39274041374230i255 2330302933i25543274429i255 3829303640374533373146i255 4731362733373146i255 4840313030i2552330302933i2554927242829i255   50284040294633i255   4737275137243733372930i25552i255i255   433146535031463340312424374654i255   554633294029303330i255 432933i2552330302933i2554927242829i255   564529402733374654i255   233030293330i255   i255   575859i255615862636465i255   666767586867i255   i255   i255i255 707172737475i2557674777873747279738081i255828382838483i255   858686i2558775887589798889i255758890i255887788918775887589798889i25587738792737480937978i255798872737473807280i25593738690i2559079747394728695i2557774i255   79889079747394728695i2559295i255969798i2557988i255707172737475i2557674777873747279738081i25582838283848381i255758890i255758686i255758080737280i2557293737473779981i255   79889486719079888981i255927172i255887772i25586798779727390i255727781i25590737378i255100738686i25589747771889010075727374i255798872737473807280i2557988i255101758890771027586i255   84777188729581i25510397i2557188907374i25588777279947380i2557799i255798872738872i2557277i2557578787477787479757273i255758890i25574738675727390i25587798873747586i255   747989937280i255   101758890771027586i25584777188729581i25510397i255   i255104i255 91i255i255 104i255 10510681107107108i255i255 104i255 10910510681107107108110i255   i255   i255i255 84757479887780i2557674777873747279738081i255828382838483i255   858686i2558775887589798889i255758890i255887788918775887589798889i25587738792737480937978i255798872737473807280i25593738690i2559079747394728695i2557774i255   79889079747394728695i2559295i255969798i2557988i25584757479887780i2557674777873747279738081i25582838283848381i255758890i255758686i255758080737280i2557293737473779981i255   79889486719079888981i255927172i255887772i25586798779727390i255727781i255757878747711179877572738695i25511281106107113i2557594747380i2557799i25571889073102738677787390i255   8675889081i2557210077i25590737378i255100738686i25589747771889010075727374i25510073868680i25586779475727390i2557293737473778881i255758890i25590737378i255100738686i255   89747771889010075727374i255798872737473807280i255109798894867190798889i25574738675727390i25587798873747586i255747989937280110i2557988i255101758890771027586i255   84777188729581i25510397i2557188907374i25588777279947380i2557799i255798872738872i2557277i2557578787477787479757273i255   101758890771027586i25584777188729581i25510397i255   i255 1148110711511481114116105i255i255 i255 1128110810710881115117115i255i255 i255 i2551078110511611781105107105i255i255   i255   i255i255   11873947774789110373100i2559773111799477i255   85808077947975727380i2558276i255   858686i25589738873747586i2557875747288737480937978i255758890i25586798779727390i2557875747288737480937978i255798872737473807280i25593738690i2559079747394728695i2557774i255   79889079747394728695i2559295i255969798i2557988i25511873947774789110373100i2559773111799477i25585808077947975727380i25582798779727390i255767574728873748093797881i255   758890i255758686i255758080737280i2557293737473779981i25579889486719079888981i255927172i255887772i25586798779727390i255727781i255757878747711179877572738695i25511381115112108i255   7594747380i2557799i25571889073102738677787390i25586758890i255758890i25590737378i255100738686i25589747771889010075727374i255798872737473807280i255109798894867190798889i255   74738675727390i25587798873747586i255747989937280110i2557988i255101758890771027586i25584777188729581i25510397i2557188907374i25588777279947380i2557799i255798872738872i2557277i255   7578787477787479757273i255   101758890771027586i25584777188729581i25510397i255   i255 1088111611311681113116115i255i255 i255 1168110711510581112108108i255i255 i255i255 1138111710610881112107106i255i255   i255   i255i255   11873947774789110373100i2559773111799477i255   85808077947975727380i2559696i2558276i255   858686i25589738873747586i2557875747288737480937978i255758890i25586798779727390i2557875747288737480937978i255798872737473807280i25593738690i2559079747394728695i2557774i255   79889079747394728695i2559295i255969798i2557988i25511873947774789110373100i2559773111799477i25585808077947975727380i2559696i25582798779727390i255767574728873748093797881i255   758890i255758686i255758080737280i2557293737473779981i25579889486719079888981i255927172i255887772i25586798779727390i255727781i25590737378i255100738686i25589747771889010075727374i255   798872737473807280i255109798894867190798889i25574738675727390i25587798873747586i255747989937280110i2557988i255101758890771027586i25584777188729581i25510397i2557188907374i255   88777279947380i2557799i255798872738872i2557277i2557578787477787479757273i255   101758890771027586i25584777188729581i25510397i255   i255 i255i255i255i2551058110810711581115115115i255i255 i255 1138111310711481114106114i255i255 i255 i2551138111611710681106114113i255i255   119120121122123124125126i255128126129130131120132130i255133119134i255135136137128138136139140141119142143143141135144142142141140137145137141146140139138145146138137139147148149   150151152153154155156157i255159157160161162151163161i255164150165i255166167167168169170159171172167168166168172173174171175172169176177175172169176169178176179180179170179150179Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 194 of 199

i255   i255i255   1234567829i255102111234i255   13141443121516214i255171717i2551819i255   132020i25521222251520i25561551622251423126i255152224i2552012251216224i25561551622251423126i255122216252141614i2552322024i2552412523162026i25545i255   12222412523162026i2552726i255171028i2551222i2551234567829i255102111234i25513141443121516214i255171717i2551812251216224i25519155162225142312629i255   152224i255152020i25515141421614i255162325243029i2551222320312412222129i255273116i25522416i2552012251216224i25516429i25524226i255922020i25521543122249151625i255   122216252141614i2553212223203124122221i25552201516224i255251222251520i2555122123161433i2551222i255341522244351520i2553643122162629i255810i25531222425i255   22416123214i255430i25512221622216i255164i255156654651215162i255   341522244351520i2553643122162629i255810i255   i255 372938394029404040i255i255 i255 412942434229414445i255i255 i255 i255452944444129423837i255i255   i255   i255i255 46214454i2551954625161221429i255184718473647i255   132020i2552515221521122221i255152224i2552242272515221521122221i2552522527251423126i255122216252141614i2552322024i2552412523162026i25545i255   12222412523162026i2552726i255171028i2551222i25546214454i2551954625161221429i25518471847364729i255152224i255152020i25515141421614i255162325243029i255   1222320312412222129i255273116i25522416i2552012251216224i25516429i25524226i255922020i25521543122249151625i255122216252141614i2553212223203124122221i255   52201516224i255251222251520i2555122123161433i2551222i255341522244351520i2553643122162629i255810i25531222425i25522416123214i255430i25512221622216i255164i255   156654651215162i255   341522244351520i2553643122162629i255810i255   i255 372938394029404040i255i255 i255 442939434129423839i255i255 i255 i255392943444229414439i255i255   i255   i255i255   8451623921416i2554831162520446i255   13141443121516214i2551819i255   132020i25521222251520i25561551622251423126i255152224i2552012251216224i25561551622251423126i255122216252141614i2552322024i2552412523162026i25545i255   12222412523162026i2552726i255171028i2551222i2558451623921416i2554831162520446i25513141443121516214i2551812251216224i25519155162225142312629i255   152224i255152020i25515141421614i255162325243029i2551222320312412222129i255273116i25522416i2552012251216224i25516429i255156654111225151622026i2554429454145i255   1535214i255430i25531222423522046224i25520152224i255152224i25524226i255922020i25521543122249151625i255122216252141614i2553212223203124122221i255   52201516224i255251222251520i2555122123161433i2551222i25549252215201220204i2553643122162629i255810i25531222425i25522416123214i255430i25512221622216i255164i255   156654651215162i255   49252215201220204i2553643122162629i255810i255   i255 452941403829414444i255i255 i255 442937405029504243i255i255 i255 i255412939503829414338i255i255   i255   i255i255 1015161531522i2551954625161221429i255184718473647i255   132020i2552515221521122221i255152224i2552242272515221521122221i2552522527251423126i255122216252141614i2552322024i2552412523162026i25545i255   12222412523162026i2552726i255171028i2551222i2551015161531522i2551954625161221429i25518471847364729i255152224i255152020i25515141421614i255162325243029i255   1222320312412222129i255273116i25522416i2552012251216224i25516429i255156654111225151622026i2554129404038i2551535214i255430i25531222423522046224i255   20152224i255152224i25524226i255922020i25521543122249151625i255122216252141614i2553212223203124122221i25552201516224i255251222251520i2555122123161433i255   1222i25549252215201220204i2553643122162629i255810i25531222425i25522416123214i255430i25512221622216i255164i255156654651215162i255   49252215201220204i2553643122162629i255810i255   i255 452939415029374540i255i255 i255 i255i255i25541424329444540i255i255 i255 i255452941393729394040i255i255   i255   i255i255 51221216i25543i2551915516222514i255   132020i25515141421614i255430i25551221216i25543i255191551622251429i255181836i255   1124i25511522323429i255810i255   i255 455029374243i255i255 i255 i255i255i255505043i255i255 i255i255 i255453829373840i255i255   i255   i255i255 51221216i25545i2551915516222514i255   132020i25515141421614i255430i25551221216i25545i255191551622251429i255181836i255   1124i25511522323429i255810i255   i255 455029374243i255i255 i255 505043i255i255 i255i255i255 453829373840i255i255   i255   i255i255 51221216i25539i2551915516222514i255   132020i25515141421614i255430i25551221216i25539i255191551622251429i255181836i255   1124i25511522323429i255810i255   i255 455029374243i255i255 i255 505043i255i255 i255i255i255 453829373840i255i255   i255   i255i255 51221216i25537i2551915516222514i255   132020i25515141421614i255430i25551221216i25537i255191551622251429i255181836i255   1124i25511522323429i255810i255   i255 455029374243i255i255 i255 505043i255i255 i255i255 i255453829373840i255i255   i255   i255i255 51221216i25542i2551915516222514i255   132020i25515141421614i255430i25551221216i25542i255191551622251429i255181836i255   1124i25511522323429i255810i255   i255 i255455029374243i255i255 i255 505043i255i255 i255i255i255 453829373840i255i255   i255   i255i255   3452i2551822224122221i25553i25552214162522i255122429i255   181836i255   132020i25515141421614i2554922224i2552726i25552214162522i255122429i25518183629i2551222320312412222129i255273116i25522416i2552012251216224i25516429i255   156654111225151622026i25544384539i2551535214i255430i25531222423522046224i25520152224i25520431516224i2551222i255341522244351520i255   3643122162629i255810i255   341522244351520i2553643122162629i255810i255   i255 i25550373829435050i255i255 i255 442942455029404244i255i255 i255 i255i255324238402937424133i255   i255   i255i255 3452i2551822224122221i25553i255541521311553122241229i255181836i255   132020i25515141421614i2554922224i2552726i255541521311553122241229i25518183629i2551222320312412222129i255273116i25522416i2552012251216224i25516429i255   156654111225151622026i25544414540i2551535214i255430i25531222423522046224i25520152224i25520431516224i2551222i255341522244351520i255   3643122162629i255810i255   341522244351520i2553643122162629i255810i255   i255 37394429404542i255i255 i255 442944384529403840i255i255 i255 i255i255323943432940434333i255   i255   i255i255   3452i2551822224122221i25553i2552815551214i25513221622046229i255   181836i255   132020i25515141421614i2554922224i2552726i2552815551214i25513221622046229i25518183629i2551222320312412222129i255273116i25522416i2552012251216224i25516429i255   156654111225151622026i255504537i2551535214i255430i25531222423522046224i25520152224i25520431516224i2551222i255341522244351520i2553643122162629i255   810i255   341522244351520i2553643122162629i255810i255   i255 39404029443941i255i255 i255 i255i255i25550443929454337i255i255 i255 i255i255324544392941384533i255   i255   i255i255   3452i2551822224122221i25553i25514355i255345631125522029i255   181836i255   132020i25515141421614i2554922224i2552726i25514355i255345631125522029i25518183629i2551222320312412222129i255273116i25522416i2552012251216224i25516429i255   156654111225151622026i255373850i2551535214i255430i25531222423522046224i25520152224i25520431516224i2551222i255341522244351520i2553643122162629i255   810i255152224i2551522i255461612422i255164i255631532315142i2551522i2551524241216124221520i255503937473750i2551535214i255430i25520152224i255   341522244351520i2553643122162629i255810i255   i255 43374429424439i255i255 i255 i255i255i25537373829504241i255i255 i255 i255i255324340422941394233i255   i255   i255i255   3452i2551822224122221i25553i25552214162522i255   3464161622429i255181836i255   132020i25515141421614i2554922224i2552726i255541521311553122241229i25518183629i2551222320312412222129i255273116i25522416i2552012251216224i25516429i255   156654111225151622026i255374345i2551535214i255430i25531222423522046224i25520152224i25520431516224i2551222i255341522244351520i2553643122162629i255   810i255   341522244351520i2553643122162629i255810i255   i255 43434129504345i255i255 i255 i255i255i25537444229424341i255i255 i255 i255i255324138452942503833i255   5758596061626364i2556664676869587068i255715772i255737475667674777879578081817973828080797875837579847877768384767577858687   8889909192939495i255979598991008910199i25510288103i2551041051051061071089710911010510610410611011111210911311010711411511311010711410711611411711811710811788117Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 195 of 199

i255   i255i255 12345678i2559710111213i255141513167151711718i255   12345678i2559710111213i255141513167151711718i255   1920212213232024i25525132621172728i25569i255   i255 i2555i255i255i255i255i255 i255i255i2552930312832313334i255 i255i255i255 303128323133i255i255   i255   i255i255 93536i255377212211213828i255373725i255   3713202118i255202122i255202223202112718i2553920227i2554027i25593536i255377212211213828i255373725i255202122i255111718i2552041411124112017718i2551713i25517427i255   678i2559710111213i255431818717542132422112138i2557211711171171828i255112112242622112138i25516151121121116202428i2551121177157181728i2552274120262417i255   1121177157181728i255202122i2552012121526722i2551213181718i255202122i255710167211871828i2551672120241711718i255202122i25541771844i255   192021221323202445467152120241124241328i255   69i255   i255 i2555i255i255i255i255i255 i2555i255i255i255i255 i255i2555i255i255i255i255   i255   4748495051i255535455i255565457585948i255   606161544961i255 i25562i255i255i25563646566676665686869i255i255 i25562i255i255i255i25566696570686765686367i255i255 i25562i255 66716566727265707066i255i255   i255   737475767778i255808181748281i255   i255   i255i255 43231312717i255831124242018i255 432424i25520181871718i25513821722i2554027i25584936i2551916712112024i255431818717i255685i2553032228i25537372528i25511211224262211213828i255402617i255211317i255   2411391117722i255171328i2553033334422i255201215718i2551341i2552621227237241316722i25524202122i2551121i2558620242371817132128i255857102018i255   1213393913212427i255872113821i2552018i25517427i25543231312717i255182640221123111811132128i25517133871742715i2558111742i255202424i255720187397211718i255   202122i255201616261517202112718i25517427157171328i255202122i255202424i2552272372413163972117i255151138421718i255202122i255227122420152021178818i255151138421718i255   1121i2551213212171217111321i25517427157811174244i255   8620242371817132128i2558589i255 i25590i255 i25512844428444i255i255 i25590i255 30913328144i255i255 i25590i255i255 302831323283144i255i255   i255   i255i255 37738201227i2553613242211213818i2555i25543836i255 432424i25520181871718i25513821722i2554027i25584936i2551916712112024i255431818717i255685i2553092354383628i25537372528i25511211224262211213828i255402617i255211317i255   2411391117722i255171328i25530443331i255201215718i2551341i2552621227237241316722i25524202122i2551121i255431616247i2558320242472728i2559644i255   431616247i2558320242472728i25596i255 34428444i255i255 i255 i255i255i2553031128144i255i255 i25590i255 i255323092283144i255i255   i255   i255i255 37738201227i2555i255848636i255 432424i25520181871718i25513821722i2554027i25584936i2551916712112024i255431818717i255685i25530923584863628i25537372528i25511211224262211213828i255402617i255211317i255   2411391117722i255171328i255323144332i255201215718i2551341i2552621227237241316722i25524202122i2552413122017722i2551121i255842123715i255861513237i255367113842171828i255   9644i255i255i255   842123715i255861513237i255367113842171828i255   96i255   i255 3028314428444i255i255 i255 i255i255i25530303228444i255i255 i25590i255 i255302891319228444i255i255   i255   i255i255 14131517715231124247i255 432424i25520181871718i25513821722i2554027i25514131517715231124247i2553092228i25537372528i25511211224262211213828i255402617i255211317i2552411391117722i255171328i255   323144433i255201215718i2551341i2552621227237241316722i25524202122i2551121i2551413151771523112424728i255254344i255   1413151771523112424728i2552543i255 i255 14428444i255i255 i255 i255923328444i255i255 i25590i255 i2553019128444i255i255   i255   i255i255 36740715i25597202213818i255371317i25593i255 432424i25520181871718i25513821722i2554027i25536740715i2551428i25537372528i25511211224262211213828i255402617i255211317i2552411391117722i255171328i2553091i255201215718i2551341i255   2621227237241316722i25524202122i2551121i2553674071528i255254344i255   3674071528i2552543i255 i255 14428444i255i255 i255 i255i255309128144i255i255 i25590i255 i255303132283144i255i255   i255   i255i255 86132422721i25583202424727i255 432424i25520181871718i25513821722i2554027i2554394i2555i255362023201826i25586132422721i2558320242472728i25537372528i25511211224262211213828i255402617i255211317i255   2411391117722i255171328i2552303244912i255201215718i2551341i2552621227237241316722i25524202122i2552413122017722i2551121i2551315i2552172015i25586132422721i255   8320242472728i2554394i255   86132422721i2558320242472728i2554394i255 i255 12844428444i255i255 i255 i255i255i25530304289244i255i255 i25590i255i255 302831312283244i255i255   i255   i255i255 95112138392021i255293014i25543121571834i255 432424i25520181871718i25513821722i2554027i2554394i2555i255362023201826i255196i255919228i25537372528i25511211224262211213828i255402617i255211317i2552411391117722i255171328i255   3014i255201215718i2551341i2552621227237241316722i25524202122i2552413122017722i2551121i2551315i2552172015i2559511213839202128i2554394i255   9511213839202128i2554394i255 i255 919228444i255i255 i255 32289134i255i255 i25590i255 i255i255i2559132283234i255i255   i255   i255i255 95112138392021i2552930330i25543121571834i255 432424i25520181871718i25513821722i2554027i2554394i2555i255362023201826i2559511213839202128i25537372528i25511211224262211213828i255402617i255211317i2552411391117722i255   171328i25530330i255201215718i2551341i2552621227237241316722i25524202122i2552413122017722i2551121i2551315i2552172015i2559511213839202128i2554394i255   9511213839202128i2554394i255 i255 34428444i255i255 i255 i255i2553233289244i255i255 i25590i255 i25533913283244i255i255   i255   i255i255 37208771811227i255858496i255 432424i2551121177157181718i2551341i25584936i2551121i25537208771811227i2559383i25592021203871528i255373725i2551315i25537208771811227i2559383i255361324221121381828i255   37372528i255202122i255202424i25520181871718i25517427157134128i25511211224262211213828i255402617i255211317i2552411391117722i255171328i25517427i25512132117112126112138i255   1511384217i2551713i25515712711237i2553497i2551341i255202424i255161513167151727i255172010i25520242413122017111321i255292018i255227411121722i255262122715i25517427i255   911241117201527i255842118172024242017111321i2559372372413163972117i255432617421315111727i255431217i2551341i2551449234i255387217152017722i25541151339i255   17427i255201616151310113920177i25530192i2552012157i25516201512724i2551615723111326182427i25513821722i2554027i25537208771811227i255938328i255373725i2551121i255   98201820171242i25525132621172728i25599172042i255   98201820171242i25525132621172728i2559985i255 i255 302834428444i255i255 i255 i255i255i255339232283044i255i255 i25590i255i255 3028419128244i255i255   i255   4748495051i255100541015059102i255606161544961i255   i25562i255 i2556465711037165707070i255i255 i25562i255 i255696569716965716870i255i255 i25562i255i255 716568676865666870i255i255   i255   i255   i255   i255   i255   104105106107108109110111i255113111114115116105117115i255118104119i255120121122113123121124125126104127128128126120129127127126125122130122126131125124123130131123122124132133134   135136137138139140141142i255144142145146147136148146i255149135150i255151152152153154155144156157152153151153157158159156160157154161162160157154161154163161164165164155164135164Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 196 of 199

012345678910211i2551314146914i255   151617i255 19172021i255 19172021i255 151617i255 i25522i255 i255232425252524252525i255i255 25i255 i255 232425252524252525i255   i255   2619827i2552881429i255   i25530i255 i255313233333332333333i255i255 i25530i255 3i255i255i255i25530i255i255 313233333332333333i255i255   i255 i255   2619827i25545678910211i255   1314146914i255 i25530i255 34353233343632343437i255i255 i25530i255i255i255i25538383238393732383636i255i255 i25530i255 39313240384032383438i255i255   i255   2619827i255012345678910211i255   1314146914i255 i255 313233333332333333i255i255 i255 i2553i255i255i255i255 i255313233333332333333i255i255   i255   2619827i2551314146914i255 30i255 41373233343632343437i255i255 i25530i255i255i255i25538383238393732383636i255i255 i25530i255 39403240384032383438i255i255   i255   42434344154344452046i255   i255   47i2554849175049514944494520i25552i255531954i2554915555156574520i2552258592460235924252525i255575645i2554443i2556149574249622044i25563171564i255171557i25522652458666024252525i2554915i255676767i2554843171568i255206945554970495517515171i2554572555156574520i255531954i255731951172020i25574i255491544456245204420i25544211744i255176245i2551715444955496917444557i2554443i2555045i255   6245574545754557i2554315i2554362i2556962494362i2554443i255767070455544497745i2557817444579i255   i255   80i255611755746244215662i2556945627043627517155545i255704545i2554920i25555175155565117444557i2555017204557i2554315i25517i2552045691762174445i255205521455756514524i255695145172045i2556245704562i2554443i255611755746244215662i255   6745627043627517155545i25519175155i255811750i255   i255   82i2552259252425252524252525i2554920i255442145i2558362432020i2552017514520i2557717515645i255154344i255491555515620497745i2554370i255171571i25544621715201755444943151751i25555514320491583i2555543204420i255   i255   8485i2558788898790i25588888889i25591929093949495i255968988   979899100101102103104i25510610410710810998110108i25511197112i25511311411510611611411711811997120121121119113122120120119118115123115119124118117116123124116115117125126127   128129130131132133134135i255137135138139140129141139i255142128143i255144145145146147148137149150145146144146150151152149153150147154155153150147154147156154157158157148157128157Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 197 of 199

  Attachment 6      Identities of the proposed members of the Reorganized Debtor’s board   and the proposed executive officers of the Reorganized Debtor      Upon the Plan Effective Date, the Reorganized Debtor will be governed by a two member board   of directors: Daniel Rood and Thomas Cassino. Additional information regarding the proposed   members of the board of directors of the Reorganized Debtor is set forth below:      Daniel Rood: Daniel Rood is the Head of Underwriting & Asset Management for J.P. Morgan   CMBS. He has held this position since 2004 heading a group that performs underwriting, due   diligence and asset management on all loans originated by the group including loans for   construction, transitional and stabilized properties. Mr. Rood’s previous assignments have   included positions as the head of the CMBS Loan Structuring Team from 2003 to 2004 where he   was responsible for structuring all loans over $50 million including B-notes and mezzanine   financings. He has held various other positions within the CMBS group from 1998 through   2003. Mr. Rood is a graduate of the University of Rochester (BA – Economics, 1993) and   received an MBA from The Stern School of Business (NYU) in 2001. He resides in   Lindenhurst, NY with his wife Lisa and has 2 children.      Thomas Cassino: Thomas Cassino is a managing director in JPMorgan’s investment banking   unit. He is responsible for managing the commercial real estate loan repo business as well as   overseeing the transaction management group. He sits on the bank’s credit committee for the   CMBS and balance sheet/special situation CRE lending businesses. He joined JPMorgan in   2010. Prior to that, he was an attorney at Cadwalader, Wickersham & Taft, LLP, where he   practiced real estate finance law.                        The Debtor’s existing senior management team is comprised of (1) Chadwick Parson (Chief   Executive Officer/Chairman); (2) Sam Montes (Chief Financial Officer); (3) Greg Hanss   (Executive Vice President Hospitality); and (4) Jonathan Brohard (Executive Vice   President/General Counsel) (collectively, and as further defined in the Plan, the “Executives”).   In the event of the Plan is confirmed, it is intended that the Reorganized Debtor will retain the   Executives in the same positions in which they served the Debtor, on the terms set forth in the   New Executive Employment Agreements, attached to this Plan Supplement at Attachment 4.                     Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 198 of 199

  Attachment 7      List of Causes of Action retained by the Reorganized Debtor      The failure to list any Cause of Action does not constitute a waiver of any claim or Cause of   Action against any party not released under Article VIII of the Plan.      Case 20-11858-CSS Doc 194 Filed 09/29/20 Page 199 of 199